EXHIBIT 10.92

LEASE AGREEMENT WITH THE UNITED STATES OF AMERICA (NASA) AND
AMENDMENTS THERETO

STANDARD FORM 2 FEBRUARY 1965 EDITION GENERAL SERVICES ADMINISTRATION FPR (41 CFR) 1016.601	U.S. GOVERNMENT LEASE FOR REAL PROPERTY

DATE OF LEASE 6/1/90	LEASE NO. GS-11B-00111 “Negotiated”

THIS LEASE, made and entered into this date by and between Southwest Market Limited Partnership c/o Boston Properties

whose address is 500 E. Street, SW Washington, DC 20024

and whose interest in the property hereinafter described is that of owner.

hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WITNESSETH: The parties hereto for the considerations hereinafter mentioned, covenant and agree as follows:

1.
The Lessor hereby leases to the Government the following described premises: 488,374 net usable square feet (nusf) of office and related space in the building located at 300 E Street, SW; Washington, DC 20024.

The leased premises consists of 59,770 nusf on the concourse level, as identified on Exhibit VIII; 32,978 nusf on the ground floor, as identified on Exhibit VIII and floors two through nine, in their entirety.

In addition to the aforementioned, the lessor hereby leases to the Government fifty (50) reserved parking spaces consisting of 25 spaces on the P1 Level and 25 spaces on the P2 Level as identified on Exhibit X and an additional one hundred (100) parking permits within the garage of the building to be used for such purposes as determined by the Government.

2.
TO HAVE AND TO HOLD the said premises with their appurtenances for the term of twenty (20) years subject to termination and renewal rights as may be hereinafter set forth. The lease commencement date shall be established pursuant to Paragraph 45, Layout & Finishes, of the SFO.

3.	The Government shall pay the Lessor annual rent of $ 19,143,013.94

at the rate of     $1,595,251.16             per         month          in arrears.

Rent for a lesser period shall be prorated. Rent checks shall be made payable to:
Southwest Market Limited Partnership c/o Boston Properties
500 E Street, SW
Washington, DC 20024

4.	Intentionally deleted.

5.	This lease may be renewed at the option of the Government, for the following terms and at the following rentals:
One term of ten (10) years at an annual rental of $31,255,936.00 at a rate of $2,604,661.33 per month, in arrears, in addition to any accrued tax and operating expense escalations.

provided notice be given in writing to the Lessor at least     547     days before the end of the original lease term
or any renewal term: all other terms and conditions of this lease shall remain the same during any renewal term.
Said notice shall be computed commencing with the day after the date of mailing.

6.	The Lessor shall furnish to the Government, as part of the rental consideration, the following:

a.	All services, utilities and repairs and maintenance pursuant to Solicitation for Offers (SFO) 89-047;
b.	All alterations pursuant to SFO 89-047 excluding the special requirements in Paragraph 103, Attachment I to the SFO;
c.	Cleaning to be performed during tenant working hours as defined in Paragraph 85 of SFO 89-047;
d.	The use of the public lobby pursuant to Paragraph 1 of SFO 89-047;
e.	The use of the roof pursuant to Paragraph 1 of SFO 89-047.

6a.
The lessor shall provide all alternations pursuant to SFO 89-047 Paragraph 103, Attachment I, to the SFO for the amount of $5,939,953.00; payable as the individual special use areas are delivered and accepted by the Government.

7.	The following are attached and made a part hereof:

1.	GSA Form 1217	Lessor’s Annual Cost Statement
2.	Solicitation for Offers	(SFO) No. 89-047
3.	Attachment I Paragraph 103,	Special Requirements of SFO 89-047
4.	Exhibit I	Special Requirements Cost Summary and documentation
5.	Exhibit II	Unit Cost Statement
6.	Exhibit III	Supplementary Parking Permits
7.	Exhibit IV	Alternate Proposal – Raised Floor
8.	Exhibit V	Small Business Subtracting Plan
9.	Exhibit VI	List of Partners
10.	Exhibit VII	Amenities Statement
11.	GSA Form 3516	Solicitation Provisions
12.	GSA Form 3517	General Clauses
13.	GSA Form 3518	Representations & Certifications
14.	Exhibit VIII	Plan indicating space on partial floors
15.	Exhibit IX	Plan indicating space for daycare play area
16.	Exhibit X	Plan indicating location of reserved parking
17.		Firesafety Compliance – Certification

8.	The following changes were made in this lease prior to its execution:

Paragraph 4 of this SF-2 has been deleted in it’s entirety.

IN WITNESS WHEREOF, the parties hereto have hereunto subscribed their names as of the date first above written.

LESSOR    Southwest Market Limited Partnership

BY	ILLEGIBLE	.
	(Signature)	(Signature)

IN PRESENCE OF:

ILLEGIBLE	ILLEGIBLE
(Signature)	(Address)

UNITED STATES OF AMERICA

BY	ILLEGIBLE	Contracting Officer
	(Signature)	(Official Title)

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDING SERVICE LESSOR’S ANNUAL COST STATEMENT IMPORTANT – Read “Instructions” on reverse of form.	1. LEASE OR NO. 89-		2. STATEMENT DATE 2/12/90
	3. NET RENTABLE AREA (Sq. ft.)	3a. ENTIRE BUILDING 558,231	3b. LEASED BY GOV’T. 549,968
4. BUILDING NAME AND ADDRESS (No., street, city, State and zip code no.) TWO INDEPENDENCE SQUARE, 300 E Street, S.W., Washington, D.C. 20024
SECTION 1 – ESTIMATED ANNUAL COST OF SERVICES AND UTILITIES FURNISHED BY LESSOR AS PART OF RENTAL CONSIDERATION
SERVICES AND UTILITIES	LESSOR’S ANNUAL COST FOR		FOR GOVERNMENT USE ONLY (c)
	(a) ENTIRE BUILDING	(b) GOV’T. LEASED AREA
A. CLEANING, JANITOR AND/OR CHAR SERVICE	66,987.72	65,996.16
5. SALARIES
6. SUPPLIES (Wax, cleansers, cloths, etc.) (Incl. in A.5)
7. CONTRACT SERVICES (Window washing, waste and snow removal) (A.5)
B. HEATING
8. SALARIES (Incl. in G.22)
9. FUEL (“X” one) ☐ OIL ☐ GAS ☐ COAL ☒ ELECTRIC
10. SYSTEM MAINTENANCE AND REPAIR (Incl. in E.19)
C. ELECTRICAL (See Attachment A)	2,221,759.38	2,188,872.64
11. CURRENT FOR LIGHT AND POWER (including elevators)
12. REPLACEMENT OF BULBS, TUBES, STARTERS	22,329.24	21,998.72
13. POWER FOR SPECIAL EQUIPMENT (Incl. in C.11)
14. SYSTEM MAINTENANCE AND REPAIR (Ballasts, fixtures, etc.)	39,076.17	38,497.76
D. PLUMBING	117,228.51	115,493.28
15. WATER (For all purposes) (Include sewage charges)
16. SUPPLIES (Soap, towels, tissues not in 6 above) (A.5)
17. SYSTEM MAINTENANCE AND REPAIR	22,329.24	21,998.72
E. AIR CONDITIONING
18. UTILITIES (Include electricity, if not in C.11) (C.11)
19. SYSTEM MAINTENANCE AND REPAIR	94,899.27	93,494.56
F. ELEVATORS
20. SALARIES (Operators, starters, etc.)
21. SYSTEM MAINTENANCE AND REPAIR	94,899.27	93,494.56
G. MISCELLANEOUS (To the extent not included above)	586,142.55	577,466.40
22. BUILDING ENGINEER AND/OR MANAGER
23. SECURITY (Watchman, guards, not janitors)
24. SOCIAL SECURITY TAX AND WORKMEN’S COMPENSATION INSURANCE (G.22)
25. LAWN AND LANDSCAPING MAINTENANCE	27,911.55	27,498.40
26. OTHER (Explain on separate sheet) (SEE ATTACHMENT B)
27. TOTAL	$3,533,602.23	$3,481,297.44	$
SECTION II – ESTIMATED ANNUAL COSTS OF OWNERSHIP EXCLUSIVE OF CAPITAL CHARGES
28. REAL ESTATE TAXES	2,534,368.74	X X X X
29. INSURANCE (Hazard, liability, etc.)	100,481.58	X X X X
30. BUILDING MAINTENANCE AND RESERVES FOR REPLACEMENT	83,734.65	X X X X
31. MANAGEMENT	446,584.80	X X X X
32. TOTAL	$6,698,772.00	X X X X	$
LESSOR’S CERTIFICATION – The amounts entered in Columns (a) and (b) represent my best estimate as to the annual costs of services, utilities and ownership.	33. SIGNATURE OF ☒ OWNER ☐ LEGAL AGENT
SECTION III – APPROVAL OF STATEMENT BY AUTHORIZED GOVERNMENT REPRESENTATIVES
The undersigned certify that the amount shown in Item 27(c) represents the reasonable value of the services and utilities which amount may be properly deducted in determining net rent for the purposes of the Economy Act.

TYPED NAME AND TITLE	SIGNATURE		DATE
34A. SOUTHWEST MARKET LIMITED PARTNERSHIP	34B.		34C.
35A. SEE ATTACHED PAGE FOR SIGNATURES	35B.		35C.

ATTACHMENT A

Electrical

The electrical operating cost of $3.98 per rentable square foot (RSF), which has been included on the enclosed Lessor’s Annual Cost Statement, is based upon the operation of the building, as defined below, at the temperature specifications provided in the SFO. This cost is in line with the discussion we had at our meeting concerning GSA acceptable operating cost estimates.

However, as we have stated previously, the electrical operating loads outlined in the SFO are substantially above what is considered normal and as a result, the building’s electrical operating base has been increased to reflect the abnormal conditions being specified. As outlined below, we have tried to reflect our understanding of the requirements specified in the SFO and restated in your letter dated November 7, 1989.

•	Normal building (based upon GSA temperature specifications)

2w lights
2w power
4w for HVAC design            $2.30/RSF

•	Operating increase due to 900 ton separate system

900 Ton system will handle 3164 Kw of equipment.

900 Ton Loop Assumptions

Weekdays

8am — Noon	20 hrs per week off peak ($.04) at 75% load 3164Kw x 75% x 20hrs per week x $.04 per Kw x 50 weeks (excl. holidays)	$94,920
Noon — 4PM	20 hrs per week on peak ($.092) at 75% load 3164Kw x 75% x 20hrs per week x $.092 per Kw x 50 weeks	$218,316

4PM — 8PM	20 hrs per week on peak ($.092) at 40% load 3164Kw x 40% x 20hrs per week x $.092 per Kw x 50 weeks	$116,435
8PM — 8AM	60 hrs per week off peak ($.04) at 40% load 3164Kw x 40% x 60hrs per week x $.04 per Kw x 50 weeks	$151,872

	Total Weekdays	581,543
Weekends
	24hrs x 2 days = 48hrs off peak at 40% load 3164Kw x 40% x 48hrs per week x $.04 per Kw x 52 weeks
	Total Weekends	$126,358
Holidays
	10 x 24hrs = 240hrs off peak at 40% load 3164Kw x 40% x 240hrs x $.04 per Kw
	Total Holidays	$12,150

	Total Yearly Cost	$720,051

	$720,051 (1989) increased at 4% per year to 1993 = $842,358
	842,358 ÷ 550,446 sf = $1.68/RSF

•	Total electrical rate based upon SFO specifications

$ 2.30/RSF (Base for normal building operations)
$ 1.68/RSF (Increase for additional electrical loads)
$ 3.98/RSF (Total rate based on SFO specifications)

Attachment B

Other Expense Category		Per Rentable Square Foot
—	Water Treatment – includes 900 ton system and legionella testing	$.030
—	Fire/sprinkler/security alarm monitoring and service	.070
—	Tools and equipment – includes repair, calibration and replacements	.015
—	Pest control	.010
—	Building supplies – includes door and window hardware, office supplies, ceiling tiles, keys	.015
—	Miscellaneous – includes diesel fuel for emergency generator, uniforms, special training, association fees, signage	.020
—	Energy management – includes service, repair, and computer software updates	.020
—	Telephone and beeper – includes telephone lines for security and fire alarm and remote energy management	.030
—	General building – includes exterior caulking, flashing repair, window replacement, exterior door repair and replacement, loading dock door service	.040
—	Carpet repair – this is the estimate of the yearly expense required to maintain the carpet on a daily basis as required in the SFO.	.070
—	Wall repair – this is the estimate of the yearly expense required to maintain the wall finishes (paint and wall covering) on a daily basis as required in the SFO.	.040
—	Garage expenses – this expense estimate is for the garage electricity, maintenance and cleaning required for 150 permits.	.070

Total Other Expenses		$.430

SOUTHWEST MARKET LIMITED PARTNERSHIP, a District of Columbia limited partnership

By:	Boston Southwest Associates Limited Partnership, a Massachusetts limited partnership, its general partner

By: Independence Square, Inc., a Delaware corporation, its general partner

ATTEST:

By:	“ILLEGIBLE”	By:	“ILLEGIBLE”
	Assistant Secretary		Edward H. Linde Vice President

[CORPORATE SEAL]

		Date:	February 12, 1990

SOLICITATION FOR OFFERS NO. 89-047

486,000 TO 504,000

NET USABLE SQUARE FEET

OF

OFFICE AND RELATED SPACE

WITHIN THE DISTRICT OF COLUMBIA

THE CONSOLIDATION OF

THE NATIONAL AERONAUTICS AND SPACE ADMINISTRATION

[NASA LOGO]

SOUTHWEST MARKET LIMITED PARTNERSHIP

BOSTON PROPERTIES

ONE INDEPENDENCE SQUARE

LEASE NO. GS-11B

SOLICITATION FOR OFFERS
NUMBER 89-047
REPRESENTING THE REQUIREMENT FOR:

486,000 TO 504,000
NET USABLE SQUARE FEET

OFFICE AND RELATED SPACE

NAME:    ROY W. ECKERT
TITLE:     CONTRACTING OFFICER

THE INFORMATION COLLECTION REQUIREMENTS CONTAINED IN THIS SOLICITATION/CONTRACT, THAT ARE NOT REQUIRED BY REGULATION, HAVE BEEN APPROVED BY THE OFFICE OF MANAGEMENT AND BUDGET PURSUANT TO THE PAPERWORK REDUCTION ACT AND ASSIGNED THE OMB CONTROL NO. 3090-0163.

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INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                             Page 1 of 79

SECTION:    1

SUMMARY OF SOLICITATION

1    AMOUNT AND TYPE OF SPACE (As Amended 01/30/90)

(A)
The General Services Administration (GSA) is leasing 488,374 net usable square feet of office and related space. A minimum of seven thousand (7,000) net usable square feet of the space must be located on the entry level of the building.

If the offeror is not offering a daycare facility as an amenity of the complex or building exclusive of the space to be leased to the Government, then three thousand eight hundred and fifty (3,850) square feet of space must be offered on the entry level of the building with a direct exit to the outside. (See Paragraph 103, SR 3.1). This space is included in the seven thousand (7,000) square feet previously specified in this subsection.

The prospective tenant would prefer locating an additional 2,350 square feet of space consisting of the Security Office, SR 6.12, on the first floor. Offerors should bear in mind that if the loading dock is on the first floor, Shipping and Receiving, SR 1.1, must also be located on the first floor, The Mail Room, SR 5.1, must also be located proximate to the loading dock.

Offers must be for space located in a quality building of substantial construction as described in this Solicitation for Offers, have a potential for efficient layout, and offer at least the minimum but no more than the maximum amount of space stated above.

The offeror must also grant the Government an option to acquire any remaining office space in the building, not leased by GSA, under the same terms and conditions as the base lease with the exception of approximately 10,000 rentable square feet on the first floor to be reserved for retail. If not exercised theretofore, this option will expire six months after the base lease is executed by the Government.

(B)
The building must also have at least one privately owned and operated food establishment located on the entry level of the building, capable of servicing a luncheon clientele or approximately three hundred (300) persons. The service should provide a combination of carry-out as well as on-site seating.

The Government reserves the right to approve any retail tenants proposed for the building. The aforementioned approval shall not be unreasonably withheld.

(C)	Within the negotiated rental rate, the Offeror shall:

1.	allow the Government to utilize the roof for such purposes as deemed necessary,

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INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                             Page 2 of 79

2.	permit the Government to utilize the public lobby for such purposes as deemed necessary,

3.	provide a reserved parking area within the garage, capable of accommodating fifty (50) vehicles.

4.	provide an additional one hundred (100) non-reserved parking permits for spaces within the garage. These spaces may be stacked.

(D)
Offerors must submit a separate proposal for an additional three hundred and fifty (350) parking permits, on site. The Government reserves the right to use the permits prior to the composite lease commencement date established pursuant to Paragraph 45(VII), on a rent free basis. The contract for the 350 permits will be for a term of twenty years with a ten year renewal option at a rate to be mutually agreed upon and established at a later date.

The three hundred and fifty (350) parking permits, previously specified in this paragraph, may be stacked and parked by an attendant or attendants. The offeror shall provide as many attendants as are necessary to park and relocate vehicles as within the garage.

(E)
The parking area for fifty (50) vehicles previously specified in this paragraph, must be designated available for self park and shall not be stacked. The spaces will be counted as individual lined spaces with vehicular circulation in conformance with code requirements.

(F)
If the offeror is offering a daycare facility and/or a physical fitness facility as an amenity of the complex or building exclusive of the space to be leased to the Government, then the Government reserves the first right of refusal to utilize the facility or facilities, at market rate(s), for the services provided.

2  AREA OF CONSIDERATION (As Amended 09/21/89)
AREA:
*****

The building offered must be located in downtown Washington, DC within the boundaries of New York Avenue, NW from Fourteenth Street, NW to Ninth Street, NW and Massachusetts Avenue from Ninth Street, NW to First Street NW, on the North; the Southwest Freeway to the South; First Street NW/SW, to the East; and 14th Street NW/SW, to the West.

3  LOCATION: CITY CENTER (As Amended 01/24/90)

CITY CENTER NEIGHBORHOOD:
******************************

SPACE MUST BE LOCATED IN A PRIME COMMERCIAL OFFICE DISTRICT WITH ATTRACTIVE, PRESTIGIOUS, PROFESSIONAL SURROUNDINGS WITH A PREVALENCE OF MODERN DESIGN AND/OR TASTEFUL REHABILITATION IN MODERN USE. STREETS AND PUBLIC SIDEWALKS SHOULD BE WELL MAINTAINED.

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INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                             Page 3 of 79

PARKING AND TRANSPORTATION:
*********************************

Regularly scheduled public transportation and/or employee parking within two blocks sufficient to cover commuting needs of employees. The parking to square foot ratio available on-site must meet local code requirements.

LOCATION AMENITIES:
***********************

A VARIETY OF INEXPENSIVE AND MODERATELY PRICED FAST FOOD AND/OR EAT-IN RESTAURANTS MUST BE LOCATED WITHIN FOUR BLOCKS, AND OTHER EMPLOYEE SERVICES SUCH AS RETAIL SHOPS, CLEANERS, BANKS, ETC., SHOULD BE LOCATED WITHIN THREE BLOCKS.

4  TYPES OF OFFERS (As amended 01/24/89)

At a minimum, Offerors must submit proposals as outlined under No. 1 below.

1.	An operating lease in conformance with this SFO for a firm twenty (20) year period, with one ten (10) year renewal.

To be responsive, Offerors must submit their rental rate for both the initial term as well as any and all options for the base lease as a level rent. There shall not be a one time or an incremental increase in the annual rental at any time during the term of this lease aside from adjustments for operating cost and tax escalations pursuant to the provisions of this SFO.

The rental rate for the additional three hundred and fifty (350) parking spaces requested in Paragraph 1(D) must also be submitted as a flat rate. This rate however, shall be subject to an escalation of five (5) percent on each anniversary date of the commencement of the parking lease.

2.	INTENTIONALLY LEFT BLANK.

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INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                             Page 4 of 79

[INTENTIONALLY LEFT BLANK]

5  LEASE TERM (As Amended 01/24/90)

The lease term will be for twenty (20) years with one ten (10) year renewal option and will consider lease-purchase alternatives for a thirty (30) year period.

The lease may be renewed for the additional ten (10) year period, at the option of the Government, provided notice be given at least five hundred and forty seven (547) days prior to the expiration of the original lease term; all other terms and conditions of the original lease shall remain the same during the renewal term. Said notice shall be computed commencing with the day after the date of mailing.

6  OFFER DUE DATES (As Amended 12/18/89)

Offerors must submit proposals in three phases as outlined below:

Due Date	Requirement
May 1, 1989	2 signed copies of this Amendment 1 (See page 16)

May 17, 1989	General information as requested under Section I of the cover letter, transmitting this document, if applicable.

May 31, 1989	Documentation of the offered building’s features as related to the source selection criteria. Also see Paragraph 8, page 5.

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INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                             Page 5 of 79

June 05, 1989	Cost Proposals: With regard to the Twenty (20) year operating lease, offerors must submit the following documents:

1. Proposal to Lease Space (GSA Form 1364)
2. Proposal to Lease Parking Space (GSA Form 1364P)
3. Proposal to Lease Space – Alternate Proposal (GSA Form 1364B)

[SECTION INTENTIONALLY DELETED]

Offers must remain open until April 27, 1990.

7  OCCUPANCY DATE (As Amended 04/25/89)

To be responsive, offerors must have completed their base building to the point that phased tenant buildout can commence no later than September of 1991. (Also see Paragraph 45)

8  HOW TO OFFER (As Amended 09/21/89)

ALL DOCUMENTS REQUIRED TO BE SUBMITTED UNDER THE PROVISIONS OF THIS SFO MUST BE DELIVERED TO MR. ROY ECKERT, CONTRACTING OFFICER, AT THE ADDRESS BELOW BY 3:00 P.M. ON THE DAY SPECIFIED:

MR. ROY ECKERT
CONTRACTING OFFICER
GENERAL SERVICES ADMINISTRATION
7TH AND D STREETS, S.W. ROOM 7931
WASHINGTON, DC 20407

[SECTION INTENTIONALLY DELETED]

There will be no public opening of offers and all offers will be confidential until the lease has been awarded; however, the Government may release proposals outside the Government to a Government support contractor to assist in the evaluation of offers. Such Government contractors shall be required to protect the data from unauthorized disclosure. Offerors who desire to maximize protection of information in their offers may apply the restrictive notice to their offers as proscribed in the provision entitled “52.215-12, Restriction on Disclosure and Use of Data”. (See GSA Form 3516, Solicitation Provisions, Attachment Dated 7/89)

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INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                             Page 6 of 79

The evaluation of the quality factors will be based in part on the supporting documentation submitted by each offeror. Accordingly, offerors are requested to submit any and all information they wish to have considered as part of the evaluation process.

[SECTION INTENTIONALLY DELETED]

8a.
Offerors must submit six sets of 1/8” scaled blueline prints with dimensions noted on all prints and sketches of design concepts, including the site plan, floor plans, building elevations and sections as well as “thumbnail” perspectives. Critical dimensions must be indicated on all site and floor plans. Photostatic copies are not acceptable, as the Government intends to scale the drawing in order to calculate square footage.

The floorplans, building elevations and sections shall clearly and accurately identify all architectural features including the following:

Plans

1.	Column locating and spacing,

2.	Bay configuration,

3.	Core space location, use and configuration,

4.	Location and number of elevators,

5.	Location and number of shafts and stairwells, (to include all wet stacks)

6.	Location, size and configuration of public corridors,

7.	Location, size and configuration of lobbies as well as any proposed public space,

8.	Location and nature of any other tenant egress and ingress as well as travel patterns through the building,

9.	Indicate which area or areas which could accommodate increased floor load or which bays are designed to be structurally reinforced and

10.	Indicate any floor(s) or specific areas where the ceiling height deviates from the building standard.

Sections and Elevations

1.	Fenestration detail.

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INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                             Page 7 of 79

8b.	Offerors, if they have not already done so, must submit detailed design criteria for the following building systems:

Heating, ventilation and air conditioning and

Electrical distribution system (to include the primary and any secondary service into the building).

8c.	Offerors must submit to the Government exhibits to include but not limited to the following base building materials:

Exterior curtain wall,

Interior entrance and elevator lobby,

Elevator cab,

Restroom and

Building Standard wall, floor, ceiling and window.

If actual samples of the proposed building materials are not available, color reproductions of the aforementioned samples will suffice.

8d.	Offerors must submit 1/8 inch scale typical building section and exterior elevation prints with dimensions noted.

8e.	Offerors, if they have no already done so, must submit to the Government, as a minimum, Complete Design Development Documents[1]. The Design Development documents shall include:

*	Site plans indicating General location and nature of site improvements.

*	Plans, elevations, sections, schedules and notes as required to fix and describe the project as to architectural, structural, mechanical and electrical systems.

*	Outline specifications of the Preliminary Project Manual.

Drawings at a further state of completion are acceptable. If the aforementioned documents have been forwarded in response to this SFO, as part of an earlier submission, then offerors need not re-submit the drawings and specifications. However, they should identify the date of submission as well as the date on the plans themselves.

[1]	Reference: AIA Architect’s Handbook of Professional Practice Project Procedures & Specifications.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 8 of 79

9. NEGOTIATIONS

[SECTION INTENTIONALLY DELETED]

10  PRICE EVALUATION (PRESENT VALUE) (As Amended 01/30/90)

Evaluation of lease offers will be conducted on the basis of the annual price per square foot, including the ten (10) year option period.

I.	Evaluation of Lease Proposals

(A)	The Offeror must submit his or her offer in sufficient detail for the Government to evaluate the following:

1.
The annual price per net usable square foot for the initial twenty (20) year term including the price for the 150 parking spaces. (This price shall not include any amount for services and utilities i.e., operating expenses).

2.	The base price per net usable square foot for services and utilities (i.e., operating expenses).

3.	The price per net usable square foot for the special requirements specified in Paragraph 103 of the SFO.

4.	The price for the base year for the 350 parking permits per Paragraph 01(D) of the SFO.

5.	The annual price per net usable square foot for the ten (10) year renewal term specified in Paragraph 05 of the SFO.

Items 1, 2, 3, and 4 of this paragraph (A) combined are the total price per square foot offered. If the offer includes annual Consumer Price Index (CPI) adjustments in operating expenses, the net and base prices combined are the total gross annual per square foot price offered. If the offer includes annual adjustments in operating expenses, the base price from which adjustments are made will be the base price for the term of the lease, including any option periods.

Item 5 will be evaluated along with the total price per square foot offered for the initial term to determine which offer is the most economically advantageous to the Government.

Each element of total annual price per square foot, described above, will be evaluated by the Government, and the Government reserves the right to reject any offer if it is determined that the price offered for any element of total annual price per square foot is determined to be unreasonable.

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INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 9 of 79

(B)	The Government will conduct a discounted cash flow analysis and reduce prices offered to a composite annual square foot price, as follows:

1.
Parking and wareyard areas will be excluded from the total square footage, but not from the price. For different types of space, the gross annual per square foot price will be determined by dividing the total annual rental by the total square footage and subtracting the amount for parking and wareyard areas.

2.
If annual adjustments in operating expenses will not be made, the gross annual per square foot price will be discounted annually at 8% to yield a gross present value life cycle cost (PVLOC) per square foot.

3.
If annual adjustments in operating expenses will be made, the annual price per square foot, minus the cost of operating expenses and the initial year “1” cost for the three hundred and fifty (350) parking permits, will be discounted annually at 8% to yield a net PVLOC per square foot. The operating expenses will be both escalated at 4% compounded annually and discounted annually at 8% then added to the net PVLOC to yield the gross PVLOC.

The initial year “1” cost for the three hundred and fifty (350) parking permits will also be escalated at 5% compounded annually, and discounted annually at 8%, then added to the net PVLOC to yield the gross PVLOC.

4.	To the gross PVLOC will be added;

a.	The cost of Government-provided services not included in the rental escalated at 4% compounded annually and discounted annually at 8%.

b.	The annualized (over the full term) per square foot cost of any items which are to be reimbursed in a lump-sum payment (the cost of these items is present value; therefore, it will not be discounted.)

(C)	The sum of the above will be the per square foot present value of the offer for price evaluation purposes.

11  HISTORIC PREFERENCE GSAR 552.270-4(JUNE 1985)

(A)	SECTION INTENTIONALLY DELETED

(1)	SECTION INTENTIONALLY DELETED

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 10 of 79

(2)	INTENTIONALLY LEFT BLANK

(B)	INTENTIONALLY LEFT BLANK

12  AWARD (As Amended 04/25/89)

After conclusion of negotiations, the Contracting officer will require the Offeror selected for award to execute the proposed lease or lease purchase agreement prepared by GSA which reflects the agreement of the parties.

A.	The proposed lease shall consist of:
(1)	Standard Form 2, U.S. Government Lease for Real Property
(2)	GSA Form 3517, General Clauses
(3)	GSA Form 3518, Representations and Certifications
(4)	The Pertinent Provisions of the Offer, and
(5)	The Pertinent Provisions of the SFO.

B.	Intentionally left blank.
(1)	INTENTIONALLY LEFT BLANK
(2)	INTENTIONALLY LEFT BLANK
(3)	INTENTIONALLY LEFT BLANK
(4)	INTENTIONALLY LEFT BLANK
(5)	INTENTIONALLY LEFT BLANK

INTENTIONALLY LEFT BLANK

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 11 of 79

[SECTION INTENTIONALLY DELETED]

The Government reserves the right to accept or reject any offers, and an award may be made for either a standard operating lease as in A above, or a Lease/Purchase Agreement as in B above.

The award of this contract is subject to Congressional review and other Governmental reviews, clearance, etc.

13   ORGANIZATION OF SOLICITATION

THE PARAGRAPHS OF THIS SOLICITATION ARE SUBDIVIDED INTO MAJOR TOPICS OR “SECTIONS.” PARAGRAPH TITLES ARE SHOWN ALPHABETICALLY BY SECTION AND PARAGRAPH NUMBER IN THE INDEX.

14  FIRE PROTECTION, OCCUPATIONAL HEALTH, AND ENVIRONMENTAL SAFETY

BUILDINGS IN WHICH SPACE IS OFFERED FOR LEASE SHALL COMPLY WITH THE REQUIREMENTS OF THE GSA FIRE PROTECTION, OCCUPATIONAL HEALTH, AND ENVIRONMENTAL SAFETY STANDARDS AS DESCRIBED IN THIS SOLICITATION AND THE AGENCY HANDBOOK NUMBERED PBS P 5900.2C. EQUIVALENT PROTECTION, AS REQUIRED BY THE APPLICABLE STANDARDS, SHALL BE APPROVED BY THE CONTRACTING OFFICER.

ADDITIONALLY, OFFERS WHICH INCLUDE ALTERNATE FIRE PROTECTION FEATURES MUST INCLUDE A WRITTEN ANALYSIS OF A CERTIFIED FIRE PROTECTION ENGINEER FULLY DESCRIBING ANY EXCEPTIONS TAKEN TO THE FIRE PROTECTION REQUIREMENTS OF THIS SOLICITATION (SEE PARAGRAPH ENTITLED “ALTERNATIVE FIRE PROTECTION FEATURES” FOR MORE DETAILED REQUIREMENTS).

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 12 of 79

SECTION: 2
AWARD FACTORS

15  GENERAL

THE CONTRACTING OFFICER WILL CONDUCT ORAL OR WRITTEN NEGOTIATIONS WITH ALL RESPONSIBLE OFFERORS THAT ARE WITHIN THE COMPETITIVE RANGE. THE COMPETITIVE RANGE WILL BE ESTABLISHED BY THE CONTRACTING OFFICER ON THE BASIS OF COST OR PRICE AND OTHER FACTORS THAT ARE STATED IN THIS SOLICITATION AND WILL INCLUDE ALL OFFERS THAT HAVE A REASONABLE CHANCE OF BEING SELECTED FOR AWARD. THE OFFERORS WILL BE PROVIDED A REASONABLE OPPORTUNITY TO SUBMIT ANY COST OR PRICE, TECHNICAL OR OTHER REVISIONS TO THEIR OFFERS THAT MAY RESULT FROM THE NEGOTIATIONS. NEGOTIATIONS WILL BE CLOSED WITH SUBMISSION OF BEST & FINAL OFFERS.

16  HANDICAPPED

ALL OFFERS RECEIVED IN RESPONSE TO THE REQUEST FOR “BEST AND FINAL” OFFERS WILL BE INITIALLY EVALUATED TO DETERMINE WHETHER THE OFFERS MEET THE UNIFORM FEDERAL ACCESSIBILITY STANDARDS AS A REQUIREMENT OF THIS SOLICITATION. IF OFFERS ARE RECEIVED WHICH FULLY MEET HANDICAPPED REQUIREMENTS, OTHER OFFERS WHICH DO NOT FULLY MEET THESE REQUIREMENTS WILL NOT BE CONSIDERED UNLESS THE CONTRACTING OFFICER REQUESTS A WAIVER OF HANDICAPPED REQUIREMENTS AND THE ADMINISTRATOR OF GSA GRANTS THE WAIVER IN ACCORDANCE WITH THE ARCHITECTURAL BARRIERS ACT OF 1968, AS AMENDED.

IF NO OFFERS ARE RECEIVED WHICH FULLY MEET HANDICAPPED ACCESSIBILITY REQUIREMENTS BUT OFFERS ARE RECEIVED WHICH SUBSTANTIALLY MEET THE REQUIREMENTS, OTHER OFFERS WHICH DO NOT SUBSTANTIALLY MEET THESE REQUIREMENTS WILL NOT BE CONSIDERED. “SUBSTANTIALLY MEETS” AS USED HEREIN WITH RESPECT TO THE HANDICAPPED REQUIREMENTS MEANS THE OFFER COMPLIES WITH THE REQUIREMENTS STATED IN THE UNIFORM FEDERAL ACCESSIBILITY STANDARDS AS NOTED IN THE FOLLOWING PARAGRAPHS:

“HANDICAPPED ACCESSIBILITY”, SUBPARAGRAPH ON WALKS, PARKING, RAMPS AND ENTRANCES; “DOORS”, SUBPARAGRAPH ON INTERIOR DOORS; “STAIRS”, SUBPARAGRAPH ON HANDRAILS; “FLOORS AND FLOORLOAD”, “RESTROOMS”; SUBPARAGRAPH ON HANDICAPPED FACILITIES, LAVATORY AND OTHER; “DRINKING FOUNTAINS”; “ELEVATORS”, SUBPARAGRAPH ON ENTRANCE AND CALL BUTTONS.

IF NO OFFER MEETS THE MODIFIED HANDICAPPED REQUIREMENTS DESCRIBED ABOVE, THE CONTRACTING OFFICER MAY MAKE AN AWARD CONSISTENT WITH THE OTHER REQUIREMENTS OF THE SOLICITATION WITH DUE CONSIDERATION TO THE EXTENT OFFERS CAN MEET ACCESSIBILITY STANDARDS FOR ENTRANCES, ELEVATORS, TOILETS AND WATER FOUNTAINS. (SEE “OTHER FACTORS” PARAGRAPH BELOW).

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 13 of 79

17  HANDICAPPED AND SEISMIC SAFETY

ALL OFFERS RECEIVED IN RESPONSE TO THE REQUEST FOR “BEST AND FINAL” OFFERS WILL BE INITIALLY EVALUATED TO DETERMINE WHETHER THE OFFERS MEET THE SEISMIC SAFETY AND HANDICAPPED ACCESSIBILITY REQUIREMENTS OF THIS SOLICITATION. IF OFFERS ARE RECEIVE WHICH FULLY MEET BOTH SEISMIC SAFETY AND HANDICAPPED REQUIREMENTS, OTHER OFFERS WHICH DO NOT FULLY MEET THESE REQUIREMENTS WILL NOT BE CONSIDERED UNLESS THE CONTRACTING OFFICER REQUESTS A WAIVER OF HANDICAPPED REQUIREMENTS AND THE ADMINISTRATOR OF GSA GRANTS THE WAIVER IN ACCORDANCE WITH THE ARCHITECTURAL BARRIERS ACT OF 1968, AS AMENDED.

FULL COMPLIANCE
******************

“FULLY MEETS” WITH REGARD TO HANDICAPPED MEANS MEETING ALL OF THE HANDICAPPED REQUIREMENTS OF THIS SOLICITATION.

“FULLY MEETS” WITH REGARD TO SEISMIC SAFETY MEANS THE OFFER CONTAINS A CERTIFICATION BY A REGISTERED STRUCTURAL ENGINEER THAT THE BUILDING CONFORMS TO THE SEISMIC REQUIREMENTS FOR NEW CONSTRUCTION OF THE CURRENT (AS OF THE DATE OF THIS SOLICITATION) EDITION OF THE UNIFORM BUILDING CODE (UBC) OR THE APPLICABLE SECTIONS OF THE APPLICABLE BUILDING OFFICIALS AND CODE ADMINISTRATORS CODE (BOCA) OR THE 1970 EDITION IF THE LATERAL LOAD RESISTING SYSTEM IS OF STEEL CONSTRUCTION OR THE 1976 EDITION IF THE LATERAL LOAD RESISTING SYSTEM IS OF CONCRETE OR MASONRY CONSTRUCTION.

SUBSTANTIAL COMPLIANCE:
***************************

IF NO OFFERS ARE RECEIVED WHICH FULLY MEET BOTH SEISMIC SAFETY AND HANDICAPPED ACCESSIBILITY REQUIREMENTS BUT OFFERS ARE RECEIVED FOR PROPERTIES WHICH SUBSTANTIALLY MEET THE REQUIREMENTS, OTHER OFFERS WHICH DO NOT SUBSTANTIALLY MEET THESE REQUIREMENTS WILL NOT BE CONSIDERED.

“SUBSTANTIALLY MEETS” WITH REGARD TO SEISMIC SAFETY MEANS THE OFFEROR HAS PROVIDED AN ANALYSIS BY A REGISTERED STRUCTURAL ENGINEER THAT SPECIFICALLY DESCRIBES ALL EXCEPTIONS TO FULL UBC AND/OR BOCA COMPLIANCE AND A STATEMENT THAT THE BUILDING HAS ADEQUATE STRENGTH TO RESIST THE MAXIMUM CREDIBLE EARTHQUAKE WITHOUT COLLAPSE. STRUCTURAL CALCULATIONS MAY BE REQUIRED.

“SUBSTANTIALLY MEETS” AS USED HEREIN WITH RESPECT TO THE HANDICAPPED REQUIREMENTS MEANS THE OFFER COMPLIES WITH THE REQUIREMENTS STATED IN THE FOLLOWING PARAGRAPHS:

“HANDICAPPED ACCESSIBILITY”, SUBPARAGRAPH ON WALKS, PARKING, RAMPS AND ENTRANCES; “DOORS”, SUBPARAGRAPH ON INTERIOR DOORS’ “STAIRS”, SUBPARAGRAPH ON HANDRAILS; “FLOOR AND FLOOR LOAD”; “RESTROOMS”, SUBPARAGRAPH ON HANDICAPPED FACILITIES, LAVATORY AND OTHER; “DRINKING FOUNTAINS”; “ELEVATORS”, SUBPARAGRAPH ON ENTRANCE AND CALL BUTTONS.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 14 of 79

LESS THAN SUBSTANTIAL:
************************

IF NO OFFER MEETS THE MODIFIED HANDICAPPED REQUIREMENTS DESCRIBED ABOVE, THE CONTRACTING OFFICER MAY MAKE AN AWARD CONSISTENT WITH THE OTHER REQUIREMENTS OF THE SOLICITATION WITH DUE CONSIDERATION TO THE EXTENT OFFERS CAN MEET ACCESSIBILITY STANDARDS FOR ENTRANCE, ELEVATORS, TOILETS AND WATER FOUNTAINS. (SEE “OTHER FACTORS” PARAGRAPH BELOW).

IF NO OFFER MEETS THE MODIFIED SEISMIC SAFETY REQUIREMENTS DESCRIBED ABOVE, THE CONTRACTING OFFICER WILL MAKE AN AWARD CONSISTENT WITH THE OTHER REQUIREMENTS OF THE SOLICITATION WITH DUE CONSIDERATION TO THE EXTENT OFFERS CAN MEET SEISMIC SAFETY. (SEE “OTHER FACTORS” PARAGRAPH BELOW).

18  OTHER FACTORS (As Amended 12/18/89)

Evaluation Factors for Award

A.
After the review of “Best and Final” offers is completed, the Government will make an award to the responsible offeror(s) whose offer conforms to the Solicitation and is most advantageous to the Government, cost or price and quality factors considered. The quality factors are specified in section “B” of this paragraph. For this solicitation, technical quality is more important than cost or price. As proposals become more equal in their technical merit, the evaluated cost or price becomes more important.

B.
The technical evaluation factors listed below are in order of descending importance insofar as factor “I” is of most importance; Factor “II” is of lessor importance; factors “III-V” are equal to each other but as individual factors not as important as factor “II”; and factor “VI” is of lessor value than any other factor. The final technical rating and the final price will not be combined/evaluated on a percentage basis. The technical factors are as follows:

I.	Qualification of Offeror

Offerors will be evaluated based on the following:

1.
Performance in servicing and maintaining commercial buildings, based on input from previous and current clients (in the absence of previous experience an Operations and Maintenance Plan will be reviewed).

2.	Technical expertise relating to the qualifications of subcontractors, personnel directing the project, prior performance, experience in meeting project budgets and preestablished schedules.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 15 of 79

3.
Detail of offer submitted. Each offeror will be evaluated based on the level of experience of the firms and individual they identify. Should a firm or individual whose credentials were considered as part of the technical evaluation be replaced prior to complete occupancy by the Government of the space leased under the provisions of this solicitation, the offeror shall replace the firm or individual with a firm or individual with a commensurate level of expertise.

II.	Special Facilities

Buildings will be evaluated to assess their adaptability to the Governments special facilities which include the following areas:

1.	an auditorium proximate to the lobby with as few columns as possible,

2.	a loading dock capable of accommodating large tractor trailers,

3.	a lobby suitable for display purposes,

4.	other special features.

III	Safety and Security

Buildings will be evaluated to assess both internal and external security features.

IV	Physical Attributes

Buildings will be evaluated based upon their design as relating to the Governments needs. This evaluation will include the following:

1.	the percent of the total building that the National Aeronautics and Space Administration would occupy,

2.	the layout efficiency ratio,

3.	the uniformity of column and module spacing,

4.	other features of the building offered.

V	Energy Conservation

Buildings will be evaluated based upon the quality, texture and permanency of materials used in the construction of the exterior of the building, energy conservation features, design of the exterior curtain wall of the building, insulation value of the curtain wall and the components of which it is composed and the siting of the building.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 16 of 79

VI	Attributes of Site

Buildings will be evaluated based on their site being situated in a location most befitting the mission of the National Aeronautics and Space Administration, including but not limited to consideration of the surrounding neighborhood, availability of public transportation, proximity to public parking and any other preferable features.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 17 of 79

SECTION: 3
MISCELLANEOUS

19 UNIT COSTS FOR ADJUSTMENTS (As amended 12/18/89)

SEVERAL PARAGRAPHS IN THIS SFO SPECIFY MEANS FOR DETERMINING QUANTITIES OF MATERIALS. THESE ARE GOVERNMENT PROJECTIONS TO ASSIST THE OFFEROR IN COST ESTIMATING. ACTUAL QUANTITIES MAY NOT BE DETERMINED UNTIL AFTER THE LEASE IS AWARDED AND THE SPACE LAYOUT COMPLETED. TO ENABLE AN EQUITABLE SETTLEMENT IF THE GOVERNMENT LAYOUT DEPARTS FROM THE PROJECTION, THE OFFEROR MUST LIST A UNIT COST FOR EACH OF THESE MATERIALS. GSA WILL USE EACH UNIT COST TO MAKE A LUMP SUM PAYMENT OR RENTAL INCREASE IF THE AMOUNT OF MATERIAL REQUIRED BY THE LAYOUT IS MORE THAN SPECIFIED OR TAKE CREDIT FROM THE INITIAL RENTAL PAYMENT IF THE AMOUNT IS LESS THAN SPECIFIED. OFFERORS ARE REQUIRED TO STATE IN THE OFFER OR IN AN ATTACHMENT:

*	THE COST PER LINEAR FOOT OF OFFICE SUBDIVIDING CEILING-HIGH PARTITIONING.

*	THE COST PER LINEAR FOOT OF OFFICE SUBDIVIDING SLAB TO SLAB PARTITIONING WITH SOUND ATTENUATION BATTS.

*	THE COST PER FLOOR MOUNTED DUPLEX ELECTRICAL OUTLET.

*	THE COST PER WALL MOUNTED DUPLEX ELECTRICAL OUTLET.

*	THE COST PER FLOOR MOUNTED FOURPLEX (DOUBLE DUPLEX) ELECTRICAL OUTLET.

*	THE COST PER WALL MOUNTED FOURPLEX (DOUBLE DUPLEX) ELECTRICAL OUTLET.

*	THE COST PER FLOOR MOUNTED TELEPHONE OUTLET.

*	THE COST PER WALL MOUNTED TELEPHONE OUTLET.

*	THE COST PER INTERIOR DOOR.

*	THE COST PER SUITE ENTRY DOOR. (DOUBLE DOOR)

*	THE COST PER SQUARE FOOT OF VINYL WALL COVERING

*	THE COST PER SQUARE FOOT OF PAINTING (2 COATS PLUS PRIMER)

*	THE COST PER SQUARE YARD OF SOLICITATION GRADE CARPET TILES

*	The cost per wall-mounted dedicated clean electrical computer receptacle.
(No more than five outlets per homerun)

*	The cost per floor-mounted dedicated clean electrical computer receptacle.
(No more than five outlets per homerun).

*	The cost per key-operated lockset (see paragraph 52, Doors: Hardware)

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 18 of 79

20 ALTERATIONS COSTING $25,000 OR LESS

(A)
THE UNIT PRICES WHICH THE OFFEROR IS REQUIRED TO LIST WILL BE USED, UPON ACCEPTANCE BY GSA, DURING THE FIRST YEAR OF THE LEASE TO PRICE ALTERATIONS COSTING $25,000 OR LESS. THESE PRICES MAY BE INDEXED OR RENEGOTIATED TO APPLY TO SUBSEQUENT YEARS OF THE LEASE UPON MUTUAL AGREEMENT OF THE LESSOR AND GOVERNMENT.

(B)
WHERE UNIT PRICES FOR ALTERATIONS ARE NOT AVAILABLE, THE LESSOR MAY BE REQUESTED TO PROVIDE A PRICE PROPOSAL FOR THE ALTERATIONS. ORDERS WILL BE PLACED BY ISSUANCE OF A GSA FORM 276, SUPPLEMENTAL LEASE AGREEMENT, A GSA FORM 300, ORDER FOR SUPPLIES OR SERVICES, OR A TENANT AGENCY APPROVED FORM. THE CLAUSES ENTITLED “GSAR 552.232-70 (A) (APRIL 1984) PAYMENT DUE DATE” AND “GSAR 552.232-72 (DECEMBER 1984), INVOICE REQUIREMENTS” (SEE GSA FORM 3517), APPLY TO ORDERS FOR ALTERATIONS. ALL ORDERS ARE SUBJECT TO THE TERMS AND CONDITIONS OF THIS LEASE.

(C)
ORDERS MAY BE PLACED BY THE CONTRACTING OFFICER, THE GSA BUILDINGS MANAGER OR TENANT AGENCY OFFICIALS WHEN SPECIFICALLY AUTHORIZED TO DO SO BY THE CONTRACTING OFFICER. THE CONTRACTING OFFICER WILL PROVIDE THE LESSOR WITH A LIST OF AGENCY OFFICIALS AUTHORIZED TO PLACE ORDERS AND WILL SPECIFY ANY LIMITATIONS ON THE AUTHORITY DELEGATED TO TENANT AGENCY OFFICIALS. THE TENANT AGENCY OFFICIALS ARE NOT AUTHORIZED TO DEAL WITH THE LESSOR ON ANY OTHER MATTERS.

(D)	PAYMENTS FOR ALTERATIONS ORDERED BY TENANT AGENCIES WILL BE MADE DIRECTLY BY THE AGENCY PLACING THE ORDER.

21 ALTERNATE PROPOSALS (As amended 04/25/89)

This Solicitation specifies one item for which an alternate proposal is required. The Offeror must prepare his or her proposal to address the option as specified below:

Option A
As part of the initial proposal, the Offeror will provide an access floor system only in the areas specified in Paragraph 103 of this SFO. The balance of the Building will have standard flooring and electrical distribution as specified in Paragraph 70A.

This Proposal should be prepared on GSA Form 1364, “Proposal to Lease Space”. The cost of any access flooring should be included in the total amount to be entered on line 9 of the form, entitled “Specials”.

If you are submitting a lease/purchase offeror, your proposal reflecting the foregoing buildout should be submitted on Exhibit A (GSA Form A2010).

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 19 of 79

Option B
As part of the initial proposal, the Offeror will provide an alternate proposal for an access floor system throughout the building, except as specifically stated to the contrary, to meet the specifications stated in Paragraph 39 of this SFO. This proposal should also take into account the alternate electrical distribution requirements as specified in Paragraph 70B, of this SFO.

This Proposal should be prepared on GSA Form 1364A, Proposal to Lease Space (Access Flooring). The cost for all 5-inch raised access flooring should be included in the rate per net usable square foot for office space, (line 7).

If you are submitting a lease/purchase offer, your proposal reflecting the foregoing buildout should be submitted on Exhibit A (GSA Form A2010A).

GSA may elect the option it deems most favorable.

22. TAX ADJUSTMENT GSAR 552.270-24 (JUNE 1985)
(Not Applicable in the Event of Lease Purchase) (As Amended 01/24/90)

(A)
The Government shall pay additional rent during both the initial term and any option periods, if exercised; for its share of increases in real estate taxes over taxes paid for the calendar year in which its lease commences (base year). PAYMENT WILL BE IN A LUMP SUM AND BECOME DUE ON THE FIRST WORKDAY OF THE MONTH FOLLOWING THE MONTH IN WHICH PAID TAX RECEIPTS FOR THE BASE YEAR AND THE CURRENT YEAR ARE PRESENTED, OR THE ANNIVERSARY DATE OF THE LEASE, WHICHEVER IS LATER.

THE GOVERNMENT WILL BE RESPONSIBLE FOR PAYMENT ONLY IF THE RECEIPTS ARE SUBMITTED WITHIN 60 CALENDAR DAYS OF THE DATE THE TAX PAYMENT IS DUE. IF NO FULL TAX ASSESSMENT IS MADE DURING THE CALENDAR YEAR IN WHICH THE GOVERNMENT LEASE COMMENCES, THE BASE YEAR WILL BE THE FIRST YEAR OF A FULL ASSESSMENT.

A “full assessment” shall be deemed to be an assessment based upon the income stream approach to the assessment of buildings. Neither an assessment based upon the cost approach to assessment, nor an assessment based upon the income stream approach which grants allowances for lease up periods, shall be deemed a “full assessment” for the purposes of determining a tax base in accordance with the provisions of this clause. The percentage of Government occupancy for the purpose of this clause is hereby fixed at 98.5%.

Lessors are hereby required to submit documentation from their local jurisdiction’s tax assessor’s office attesting that their tax base has been developed in accordance with the above requirements.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 20 of 79

(B)
THE GOVERNMENT’S SHARE OF THE TAX INCREASE WILL BE BASED ON THE RATIO OF rentable SQUARE FEET leased BY THE GOVERNMENT TO THE TOTAL RENTABLE SQUARE FEET IN THE BUILDING. IF THE GOVERNMENT’S LEASE TERMINATES BEFORE THE END OF A CALENDAR YEAR, PAYMENT WILL BE BASED ON THE PERCENTAGE OF THE YEAR IN WHICH THE GOVERNMENT OCCUPIED SPACE. THE PAYMENT WILL NOT INCLUDE PENALTIES FOR NONPAYMENT OR DELAY IN PAYMENT. IF THERE IS ANY VARIANCE BETWEEN THE ASSESSED VALUE OF THE GOVERNMENT’S SPACE AND OTHER SPACE IN THE BUILDING, THE GOVERNMENT MAY ADJUST THE BASIS FOR DETERMINING ITS SHARE OF THE TAX INCREASE.

(C)
THE GOVERNMENT MAY CONTEST THE TAX ASSESSMENT BY INITIATING LEGAL PROCEEDINGS ON BEHALF OF THE GOVERNMENT AND THE LESSOR OR THE GOVERNMENT ALONE. IF THE GOVERNMENT IS PRECLUDED FROM TAKING LEGAL ACTION, THE LESSOR SHALL CONTEST THE ASSESSMENT UPON REASONABLE NOTICE BY THE GOVERNMENT. THE GOVERNMENT SHALL REIMBURSE THE LESSOR FOR ALL COSTS AND SHALL EXECUTE ALL DOCUMENTS REQUIRED FOR THE LEGAL PROCEEDINGS. THE LESSOR SHALL AGREE WITH THE ACCURACY OF THE DOCUMENTS. THE GOVERNMENT SHALL RECEIVE ITS SHARE OF ANY TAX REFUND. IF THE GOVERNMENT ELECTS TO CONTEST THE TAX ASSESSMENT, PAYMENT OF THE ADJUSTED RENT SHALL BECOME DUE ON THE FIST WORKDAY OF THE MONTH FOLLOWING CONCLUSION OF THE APPEAL PROCEEDINGS.

(D)
IN THE EVENT OF ANY DECREASES IN REAL ESTATE TAXES OCCURRING DURING THE TERM OF OCCUPANCY UNDER THE LEASE, THE RENTAL AMOUNT WILL BE REDUCED ACCORDINGLY. THE AMOUNT OF ANY SUCH REDUCTIONS WILL BE DETERMINED IN THE SAME MANNER AS INCREASES IN RENT PROVIDED UNDER THIS CLAUSE.

23 OPERATING COSTS GSAR 552.270-23 (JUNE 1985) (As Amended 01/30/90)

(A)
Beginning with the second year of the lease and each year thereafter including any renewal periods, if exercised; the Government shall pay adjusted rent for changes in costs for cleaning as outlined in Paragraph 85, supplies, materials, maintenance, trash removal, landscaping, water, sewer charges, hearing, electricity, and certain administrative expenses attributable to occupancy. APPLICABLE COSTS LISTED ON GSA FORM 1217, LESSOR’S ANNUAL COST STATEMENT, WHEN NEGOTIATED AND AGREED UPON, WILL BE USED TO DETERMINE THE BASE RATE FOR OPERATING COSTS ADJUSTMENT.

(B)
THE AMOUNT OF ADJUSTMENT WILL BE DETERMINED BY MULTIPLYING THE BASE RATE BY THE PERCENT OF CHANGE IN THE COST OF LIVING INDEX. THE PERCENT CHANGE WILL BE COMPUTED BY COMPARING THE INDEX FIGURE PUBLISHED FOR THE MONTH PRIOR TO THE LEASE COMMENCEMENT DATE WITH THE INDEX FIGURE PUBLISHED FOR THE MONTH WHICH BEGINS EACH SUCCESSIVE 12-MONTH PERIOD.

FOR EXAMPLE, A LEASE WHICH COMMENCES IN JUNE OF 1985 WOULD USE THE INDEX PUBLISHED FOR MAY OF 1985 AND THAT FIGURE WOULD BE COMPARED WITH THE INDEX PUBLISHED FOR MAY OF 1986, MAY OF 1987, AND SO ON, TO DETERMINE THE PERCENT CHANGE. The Cost of Living Index will be measured by the U.S. Department of Labor Revised Consumer Price Index for Wage Earners and Clerical Workers, U.S. City Average all items figure, (1982-84 = 100) published by the Bureau of Labor Statistics. The base rate for the escalation of operating costs is hereby fixed at $3,481,297.44.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 21 of 79

PAYMENT WILL BE MADE WITH THE MONTHLY INSTALLMENT OF FIXED RENT. RENTAL ADJUSTMENTS WILL BE EFFECTIVE ON THE ANNIVERSARY DATE OF THE LEASE. PAYMENT OF THE ADJUSTED RENTAL RATE WILL BECOME DUE ON THE FIRST WORKDAY OF THE SECOND MONTH FOLLOWING THE PUBLICATION OF THE COST OF LIVING INDEX FOR THE MONTH PRIOR TO THE LEASE COMMENCEMENT DATE.

(C)
IF THE GOVERNMENT EXERCISES AN OPTION TO EXTEND THE LEASE TERM AT THE SAME RATE AS THAT OF THE ORIGINAL TERM, THE OPTION PRICE WILL BE BASED ON THE ADJUSTMENT DURING THE ORIGINAL TERM. ANNUAL ADJUSTMENTS WILL CONTINUE.

(D)
IN THE EVENT OF ANY DECREASES IN THE COST OF LIVING INDEX OCCURRING DURING THE TERM OF THE OCCUPANCY UNDER THE LEASE, THE RENTAL AMOUNT WILL BE REDUCED ACCORDINGLY. THE AMOUNT OF SUCH REDUCTIONS WILL BE DETERMINED IN THE SAME MANNER AS INCREASES IN RENT PROVIDED UNDER THIS CLAUSE.

(E)
THE OFFER MUST CLEARLY STATE WHETHER THE RENTAL IS FIRM THROUGHOUT THE TERM OF THE LEASE OR IF IT IS SUBJECT TO ANNUAL ADJUSTMENT OF OPERATING COSTS AS INDICATED ABOVE. IF OPERATING COSTS WILL BE SUBJECT TO ADJUSTMENT, IT SHOULD BE SPECIFIED ON BLOCK 19 OF GSA FORM 1364, PROPOSAL TO LEASE SPACE, CONTAINED ELSEWHERE IN THIS SOLICITATION.

24 NET USABLE SPACE (As Amended 09/21/89)

Net usable space is the method of measurement for the area for which the Government will pay a square foot rate. It is determined as follows:

If the space is on a single tenancy floor, compute the inside gross area by measuring between the inside finish of the permanent exterior building walls from the face of the convectors (pipes or other wall hung fixtures), if a convector occupies at least 50 percent of the length of the exterior walls.

If the space is on a multiple tenancy floor, measure from the exterior building walls as above and to the room side finish of the fixed corridor and/or shaft walls and/or the center of the partition separating tenants.

In all measurements, make no deductions for columns and projections enclosing the structural elements of the building and deduct the following from the gross area including their enclosing walls, if relevant.

*	Toilets and lounges,
*	Stairwells,
*	Elevators and escalator shafts,
*	Building equipment and service areas,
*	Entrance and elevator lobbies,
*	Stacks and shafts, and
*	Aisles, corridors, passageways and hallways in place or required by local codes and ordinances.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 22 of 79

Unless otherwise noted, all references in this solicitation to square feet shall mean net usable square feet.

25 APPURTENANT AREAS

THE RIGHT TO USE APPURTENANT AREAS AND FACILITIES IS INCLUDED. THE GOVERNMENT RESERVES THE RIGHT TO POST GOVERNMENT RULES AND REGULATIONS WHERE THE GOVERNMENT LEASES SPACE.

26 LIQUIDATED DAMAGES GSAR 552.270-22 (JUNE 1985) (As Amended 12/18/89)

In case of failure on the part of the lessor to complete an individual phase within the time fixed in the lease contract or letter of award, the lessor shall pay the Government as fixed and agreed liquidated damages, pursuant to this clause, the sum of $0.05 per square foot per phase for each and every calendar day that the delivery is delayed beyond the date specified for delivery of that specific phase.

27 VENDING FACILITIES

APPROXIMATELY 1200 SQUARE FEET OF THE SPACE IN PARAGRAPH NO. 1 WILL BE USED FOR THE OPERATION OF A VENDING FACILITY(IES) BY THE BLIND UNDER THE PROVISIONS OF THE RANDOLPH-SHEPPARD ACT (20 USC 107 ET. SEG.).

GSA WILL CONTROL THE NUMBER, KIND, AND LOCATIONS OF VENDING FACILITIES AND WILL CONTROL AND RECEIVE INCOME FROM ALL AUTOMATIC VENDING MACHINES. THE LESSOR IS REQUIRED TO PROVIDE NECESSARY UTILITIES AND TO MAKE RELATED ALTERATIONS. THE COST OF THE IMPROVEMENTS WILL BE NEGOTIATED AND PAYMENT WILL BE MADE BY THE GOVERNMENT EITHER ON A LUMP-SUM BASIS OR A RENTAL INCREASE.

GSA WILL ASSURE THAT THE FACILITY(IES) DOES NOT COMPETE WITH OTHER FACILITIES HAVING EXCLUSIVE RIGHTS IN THE BUILDING. OFFERORS MUST ADVISE GSA IF SUCH RIGHTS EXIST.

28 ADJUSTMENT FOR VACANT PREMISES GSAR 552.270-25

IF THE GOVERNMENT FAILS TO OCCUPY ANY PORTION OF THE LEASED PREMISES OR VACATES THE PREMISES IN WHOLE OR IN PART PRIOR TO EXPIRATION OF THE FIRM TERM OF THE LEASE, THE RENTAL RATE SHALL BE REDUCED AS FOLLOWS:

THE RATE SHALL BE REDUCED BY THAT PORTION OF THE COSTS PER SQUARE FOOT OF OPERATING EXPENSES NOT REQUIRED TO MAINTAIN THE SPACE. SAID REDUCTION SHALL OCCUR AFTER THE GOVERNMENT GIVES 30 DAYS PRIOR NOTICE TO THE LESSOR, AND SHALL CONTINUE IN EFFECT UNTIL THE GOVERNMENT OCCUPIES THE PREMISES OR THE LEASE EXPIRES OR IS TERMINATED.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 23 of 79

29 RELOCATION ASSISTANCE ACT

IF AN IMPROVED SITE IS OFFERED AND NEW CONSTRUCTION WILL RESULT IN THE DISPLACEMENT OF INDIVIDUALS OR BUSINESSES, THE SUCCESSFUL OFFEROR SHALL BE RESPONSIBLE FOR PAYMENT OF RELOCATION COSTS FOR DISPLACED PERSONS IN ACCORDANCE WITH THE UNIFORM RELOCATION ASSISTANCE AND REAL PROPERTY ACQUISITION POLICIES ACT OF 1970 (PL 91-646), AND THE FEDERAL PROPERTY MANAGEMENT REGULATIONS SUBPARTS 101-6.1 AND 101-18.3 (41 CFR SUBPART 101-6.1 AND 41 CFR SUBPART 101-18.3, RESPECTIVELY).

30 EVIDENCE OF CAPABILITY TO PERFORM

(A)	AT THE TIME OF SUBMISSION OF OFFERS, OFFERORS SHALL SUBMIT TO THE CONTRACTING OFFICER:

(1)
SATISFACTORY EVIDENCE OF AT LEAST A CONDITIONAL COMMITMENT OF FUNDS IN AN AMOUNT NECESSARY TO PREPARE THE SPACE. SUCH COMMITMENTS MUST BE SIGNED BY AN AUTHORIZED BANK OFFICER AND AT A MINIMUM MUST STATE: AMOUNT OF LOAN; TERM IN YEARS; ANNUAL PERCENTAGE RATE; LENGTH OF LOAN COMMITMENT.

(2)	THE NAME OF THE PROPOSED CONSTRUCTION CONTRACTOR, AS WELL AS EVIDENCE OF HIS EXPERIENCE, COMPETENCY, AND PERFORMANCE CAPABILITIES WITH CONSTRUCTION SIMILAR IN SCOPE TO THAT WHICH IS REQUIRED HEREIN.

(3)	THE LICENSE OR CERTIFICATION OF THE INDIVIDUAL(S) AND/OR FIRM(S), PROVIDING ARCHITECTURAL AND ENGINEERING DESIGN SERVICES, TO PRACTICE IN THE STATE WHERE THE FACILITY IS LOCATED.

(4)	COMPLIANCE WITH LOCAL ZONING LAWS OR EVIDENCE OF VARIANCES, IF ANY, APPROVED BY THE PROPER LOCAL AUTHORITY.

(5)	EVIDENCE OF OWNERSHIP OR CONTROL OF SITE.

AFTER AWARD:
***************

WITHIN 120 DAYS AFTER AWARD, THE SUCCESSFUL OFFEROR/LESSOR SHALL PROVIDE TO THE CONTRACTING OFFICER EVIDENCE OF:

(1)	A FIRM COMMITMENT OF FUNDS IN AN AMOUNT SUFFICIENT TO PERFORM THE WORK.

(2)	AWARD OF A CONSTRUCTION CONTRACT WITH A FIRM COMPLETION DATE.

(3)	ISSUANCE OF A BUILDING PERMIT COVERING CONSTRUCTION OF THE IMPROVEMENTS.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 24 of 79

31 CONSTRUCTION SCHEDULE

WITHIN 14 DAYS AFTER AWARD OF THE LEASE CONTRACT, THE SUCCESSFUL OFFEROR SHALL SUBMIT TO THE CONTRACTING OFFICER A TENTATIVE CONSTRUCTION SCHEDULE GIVING THE DATES ON WHICH THE VARIOUS PHASES OF CONSTRUCTION WILL BE COMPLETED TO COINCIDE WITH THE GOVERNMENT’S REQUIRED OCCUPANCY DATE (SEE PARAGRAPH ENTITLED “OCCUPANCY DATE”).

THE SCHEDULE IS TO INCLUDE TIMING FOR COMPLETION OF DESIGN AND CONSTRUCTION MILESTONES, INCLUDING BUT NOT LIMITED TO:

(1)	SUBMITTAL OF PRELIMINARY PLANS AND SPECIFICATIONS,
(2)	SUBMITTAL OF OTHER WORKING DRAWINGS,
(3)	ISSUANCE OF A BUILDING PERMIT,
(4)	COMPLETED CONSTRUCTION DOCUMENTS,
(5)	START OF CONSTRUCTION,
(6)	COMPLETION OF PRINCIPAL CATEGORIES OF WORK,
(7)	PHASED COMPLETION, AND AVAILABILITY FOR OCCUPANCY OF EACH PORTION OF THE GOVERNMENT SPACE (BY FLOOR, BLOCK, OR OTHER APPROPRIATE CATEGORY), AND
(8)	FINAL CONSTRUCTION COMPLETION.

32 PROGRESS REPORTS (As Amended 01/30/90)

AFTER START OF CONSTRUCTION, THE SUCCESSFUL OFFEROR SHALL SUBMIT TO THE CONTRACTING OFFICER, WRITTEN PROGRESS REPORTS AT INTERVALS OF 30 DAYS. THE REPORT SHALL INCLUDE INFORMATION AS TO PERCENTAGE OF THE WORK COMPLETED BY PHASE AND TRADE, A STATEMENT AS TO EXPECTED COMPLETION AND OCCUPANCY DATE, CHANGES INTRODUCED INTO THE WORK, AND GENERAL REMARKS ON SUCH ITEMS AS MATERIAL SHORTAGES, STRIKES, WEATHER, ETC.

The lessor is required to provide continuing (day-to-day) notification to GSA of any anticipated modifications to the Government’s design intent drawing during all phases of building design, development, construction, and tenant alterations.

The lessor shall provide technical information and meet with the Governments representatives as required to clarify building and system design, and to facilitate the design-build process.

The Government shall likewise provide the necessary personnel to interpret the Design Intent Drawings and assist the lessor’s architects during the working drawing phase.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 25 of 79

33 CONSTRUCTION INSPECTIONS

(A)
CONSTRUCTION INSPECTIONS WILL BE MADE PERIODICALLY BY THE CONTRACTING OFFICER AND/OR DESIGNATED TECHNICAL REPRESENTATIVES TO REVIEW COMPLIANCE WITH THE SOLICITATION REQUIREMENTS AND THE FINAL WORKING DRAWINGS.

(B)
PERIODIC REVIEWS, TESTS, AND INSPECTIONS BY THE GOVERNMENT ARE NOT TO BE INTERPRETED AS RESULTING IN ANY APPROVAL OF THE LESSOR’S APPARENT PROGRESS TOWARD MEETING THE GOVERNMENT’S OBJECTIVES BUT ARE INTENDED TO DISCOVER ANY INFORMATION WHICH THE CONTRACTING OFFICER MAY BE ABLE TO CALL TO THE LESSOR’S ATTENTION TO PREVENT COSTLY MIS-DIRECTION OF EFFORT. THE LESSOR WILL REMAIN COMPLETELY RESPONSIBLE FOR DESIGNING, CONSTRUCTING, OPERATING, AND MAINTAINING THE BUILDING IN FULL ACCORDANCE WITH THE REQUIREMENTS OF THIS SOLICITATION.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 26 of 79

SECTION: 4
GENERAL ARCHITECTURAL

34 QUALITY & APPEARANCE OF BUILDING EXTERIOR

THE SPACE OFFERED SHOULD BE LOCATED IN A NEW OR MODERN OFFICE BUILDING WITH FACADE OF STONE, MARBLE, BRICK, STAINLESS STEEL, ALUMINUM OR OTHER PERMANENT MATERIALS IN GOOD CONDITION ACCEPTABLE TO THE CONTRACTING OFFICER. THE BUILDING SHOULD BE COMPATIBLE WITH ITS SURROUNDINGS. OVERALL THE BUILDING SHOULD PROJECT A PROFESSIONAL AND AESTHETICALLY PLEASING APPEARANCE INCLUDING AN ATTRACTIVE FRONT AND ENTRANCE WAY.

THE BUILDING SHOULD HAVE ENERGY EFFICIENT WINDOWS OR GLASS AREAS CONSISTENT WITH THE STRUCTURAL INTEGRITY OF THE BUILDING, UNLESS NOT APPROPRIATE FOR INTENDED USE. THE FACADE, DOWNSPOUTS, ROOF TRIM AND WINDOW CASING ARE TO BE CLEAN AND IN GOOD CONDITION. IF NOT IN A NEW OR MODERN OFFICE BUILDING, THE SPACE OFFERED SHOULD BE IN A BUILDING THAT HAS UNDERGONE, OR WILL COMPLETE BY OCCUPANCY, FIRST CLASS RESTORATION OR ADAPTIVE REUSE FOR OFFICE SPACE WITH MODERN CONVENIENCES. IF THE RESTORATION WORK IS UNDERWAY OR PROPOSED, THEN ARCHITECTURAL PLANS ACCEPTABLE TO THE CONTRACTING OFFICER MUST BE SUBMITTED AS PART OF THE OFFER.

35 WORK PERFORMANCE

ALL WORK IN PERFORMANCE OF THIS LEASE MUST BE DONE BY SKILLED WORKERS OR MECHANICS AND BE ACCEPTABLE TO THE CONTRACTING OFFICER. CERTIFICATION OF SKILLS MAY BE ACCOMPLISHED BY PROVIDING EVIDENCE OF LICENSES, TRAINING CERTIFICATES, CERTIFICATES OF STANDING IN TRAINING PROGRAMS, OR SIMILAR DOCUMENTATION TO THE CONTRACTING OFFICER AT THE TIME THE SCHEDULE IS PROVIDED IN ACCORDANCE WITH PARAGRAPH 31: “CONSTRUCTION SCHEDULE.”

36 BUILDING SYSTEMS CERTIFICATION

WHENEVER REQUESTED, THE LESSOR SHALL FURNISH AT NO COST TO GSA A CERTIFICATION BY A REGISTERED PROFESSIONAL ENGINEER(S) THAT THE BUILDING AND ITS SYSTEMS AS DESIGNED AND CONSTRUCTED WILL SATISFY THE REQUIREMENTS OF THIS LEASE.

37 SPACE EFFICIENCY AND GOOD UTILIZATION (As Amended 07/31/89)

The design of the space offered must be conducive to efficient layout. Due to the potentially significant loss of usable square footage to circulation requirements specified by local codes and ordinances, each offeror is hereby required to submit an 1/8 inch scaled/dimensioned floorplan identifying a schematic circulation pattern for a typical floor, in accordance with the District of Columbia Building Code corridor and egress requirements. Specific attention should be paid to the limit of common path of travel to 100’ and the maximum length of a dead end corridor of 20’.

The floorplan should be prepared based on the following assumptions:

— one hundred percent open plan office occupancy, and
— one hundred percent systems furniture workstations.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 27 of 79

In addition to the aforementioned, a square footage breakdown should be provided for the following:

— interior gross,

— core, and

— net usable

The net usable measurement should specifically quantify, pursuant to Paragraph 24 of the SFO, the deductions made for corridors required by local codes and ordinances.

In light of this requirement for layout efficiency, the offeror’s blue line plans will be scaled by GSA to determine the net usable measurement of the space offered. Subsequently, primary circulation requirements will be identified in accordance with the District of Columbia Building Code corridor and egress requirements.

The net usable measurement of the space offered will then be calculated based on the definition provided in Paragraph 24 of this Solicitation. The floorplans and figures calculated by GSA will be compared with the floorplans and figures prepared by the respective offerors. Any dissimilarities between the two will be reconciled during the negotiation period.

38 FLOOR PLANS AFTER OCCUPANCY (As Amended 04/25/89)

Within 60 days after occupancy, 1/8-inch as-built reproducible mylar full floor plans, showing the space under lease as configured, walls and electrical outlets, as well as corridors, stairways and core areas, must be provided to the contracting officer.

39 FLOORS AND FLOOR LOAD

ALL ADJOINING FLOOR AREAS MUST BE OF A COMMON LEVEL, NON-SLIP, AND ACCEPTABLE TO THE CONTRACTING OFFICER. UNDERFLOOR SURFACES MUST BE SMOOTH AND LEVEL. OFFICE AREAS SHALL HAVE A MINIMUM LIVE LOAD CAPACITY OF 60 POUNDS PER SQUARE FOOT LIVE LOAD PLUS 20 POUNDS PER SQUARE FOOT FOR MOVEABLE PARTITIONS. STORAGE AREAS SHALL HAVE A MINIMUM LIVE LOAD CAPACITY OF 100 POUNDS PER SQUARE FOOT INCLUDING MOVEABLE PARTITIONS.

WRITTEN CERTIFICATION OF THE FLOOR LOAD CAPACITY, AT NO COST TO THE GOVERNMENT, BY A REGISTERED PROFESSIONAL ENGINEER MAY BE REQUIRED. CALCULATIONS AND STRUCTURAL DRAWINGS ARE REQUIRED WITHIN 30 DAYS AFTER OCCUPANCY.

ACCESS FLOORING:
*******************

AS A PRICE OPTION, PROVIDE AN ALTERNATE PROPOSAL TO FURNISH AN ACCESS FLOOR SYSTEM THROUGHOUT THE BUILDING, EXCEPT AS SPECIFICALLY STATED TO THE CONTRARY, TO MEET THE FOLLOWING SPECIFICATIONS.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 28 of 79

THE ACCESS FLOOR SYSTEM SHALL BE A 5-INCH RAISED ACCESS FLOOR AND SHALL PROVIDE A ROLLING LOAD CAPACITY OF 400 POUNDS PER SQUARE FOOT AND 1000 POUNDS PER SQUARE FOOT FOR CONCENTRATED LOADS. THE ULTIMATE LOAD SHALL BE 2000 POUNDS PER SQUARE FOOT. FLOOR PANELS SHALL BE ALL-STEEL WITH POSITIVE ATTACHMENT AT THE CORNERS AND/OR SIDES.

FLOOR PANELS SHALL BE CONSTRUCTED TO AFFORD AN ACCEPTABLE ACOUSTICAL QUALITY AND SHALL BE FINISHED WITH STATIC-DISSIPATIVE CARPET TILES.

ONE FLOOR PANEL WITH A CUTOUT TO MATCH THE FLOOR OUTLETS BEING PROVIDED AS PART OF THE ELECTRICAL DISTRIBUTION SYSTEM SHALL BE PROVIDED ON THE BASIS OF ONE PANEL FOR EVERY 75 SQUARE FEET OF ACCESS FLOOR WITH A MINIMUM OF ONE PER SPACE.

ALL ACCESS FLOORS SHALL BE CONNECTED TO THE BUILDING GROUNDING SYSTEM. FLOOR PANEL SHALL BE NOMINAL 24 INCH BY 24 INCH, PLUS OR MINUS 0.015 INCH, WITH A SQUARENESS TOLERANCE OF PLUS OR MINUS 0.015 INCH. FLATNESS OF PANELS SHALL BE WITHIN 0.020 INCH MEASURED ON A DIAGONAL ACROSS TOP OF PANEL. FORMED STEEL PANELS SHALL BE MANUFACTURER’S STANDARD ALL-STEEL PANEL CONSTRUCTION, WITH DIE-CUT FLAT COLD-ROLLED STEEL SHEET AND DIE-FORMED AND STIFFENED COLD-ROLLED STEEL BOTTOM SHEET FABRICATED ENTIRELY OF NONCOMBUSTIBLE MATERIAL. ALL EXPOSED SURFACES UNDER FLOORING TO BE TREATED TO PREVENT CORROSION AND FLAKING.

PEDESTAL AND STRINGER SYSTEM TO BE MANUFACTURER’S STANDARD, WITH INTEGRAL VIBRATION-PROOF LEVELING MECHANISM, STEEL CONSTRUCTION, AND PEDESTAL HEAD DESIGNED EITHER FOR DIRECT BOLTING OF PANELS TO PEDESTAL HEAD OR FOR BOLTING OR STRINGERS TO PEDESTAL HEAD. PROVIDE FOUR BOLT HOLES PER PEDESTAL HEAD.

PROVIDE ALL NECESSARY ACCESSORIES, INCLUDING RAILING, STAIRS, CUTOUTS, SERVICE OUTLETS, FLOOR GRILLES, PERFORATED PANELS, PLENUM DIVIDERS, FASCIA AND PANEL LIFTING DEVICES.

40 EXITS & ACCESS

ALL EXITS, STAIRS, CORRIDORS, AISLES, AND PASSAGEWAYS THAT MAY BE USED BY THE GOVERNMENT SHALL COMPLY WITH NFPA STANDARD NO. 101, EXCEPT THAT THERE MUST BE AT LEAST 2 SEPARATE EXITS AVAILABLE FROM EVERY FLOOR. THE MINIMUM WIDTH OF ANY CORRIDOR OR PASSAGEWAY SERVING AS A REQUIRED EXIT OR MEANS OF TRAVEL TO OR FROM A REQUIRED EXIT MUST BE NOT LESS THAN 44 INCHES CLEAR WIDTH. SCISSOR STAIRS ONLY COUNT AS ONE EXIT. THE TWO MOST REMOTE EXITS ON EACH FLOOR MUST BE SEPARATED BY A DISTANCE EQUAL TO AT LEAST 2/3 THE LONG RECTANGULAR DIMENSION OF THE FLOOR, AND THE MAXIMUM LENGTH OF DEAD-END CORRIDORS AND COMMON PATHS OF TRAVEL IS 50 FEET.

VESTIBULES SHALL BE PROVIDED AT PUBLIC ENTRANCES AND EXITS WHEREVER WHETHER CONDITIONS AND HEAT LOSS ARE IMPORTANT FACTORS FOR CONSIDERATION. IN THE EVENT OF NEGATIVE AIR PRESSURE CONDITIONS, PROVISIONS SHALL BE MADE FOR EQUALIZING AIR PRESSURE.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 29 of 79

41 WINDOWS

OFFICE SPACE MUST HAVE WINDOWS IN EACH EXTERIOR BAY UNLESS WAIVED BY THE CONTRACTING OFFICER.

WINDOWS SHALL BE FIXED ALUMINUM WINDOW, WINDOW WALL OR CURTAIN WALL AND SHALL BE A HEAVY COMMERCIAL GRADE COMPLYING WITH AAMA 101-85 OR AAMA CURTAIN WALL STANDARD.

WINDOWS SHALL BE WEATHERTIGHT AND SHALL COMPLY WITH ALL APPLICABLE CODES FOR WIND LOADING. FINISH IS TO BE A COLORED ANODIZED FINISH AS PER NAAMM AA-M12.C22-A44, CLASS I, 0.7 MIL. THICK. GLAZING TO BE SEALED DOUBLE-GLAZED, AND SHALL COMPLY WITH ALL APPLICABLE CODES FOR TYPE AND WIND LOADING. ALL WINDOWS LESS THAN 18 INCHES ABOVE FINISH FLOOR SHALL BE PROVIDED WITH A SAFETY BAR TO MATCH ALUMINUM FRAME, APPROXIMATELY 3 FEET ABOVE FINISH FLOOR.

42 WINDOWS ANTIINTRUSION

OFF-STREET, non-retail GROUND-LEVEL, WINDOWS AND THOSE ACCESSIBLE FROM FIRE ESCAPES AND ADJACENT ROOFS on the side of the building facing the Southeast/Southwest Freeway MUST HAVE EXTERIOR GRILLES OR ANTIINTRUSION ALARM SYSTEMS TO DETER FORCIBLE ENTRY.

43 HANDICAPPED ACCESSIBILITY (As Amended 10/26/89)

PARKING:
*********

Two of the one hundred parking permits specified under Paragraph 1of this SFO, as amended, shall be designated for use by the physically handicapped. These spaces shall be located immediately adjacent to building entrances.

These spaces shall be at least eight feet wide with a five-foot-wide access aisle to a walk or ramp. Two spaces may share a common aisle. These spaces shall be designed so the disabled are not compelled to wheel or walk behind parked cars. If necessary, curb cuts or ramps shall be provided.

WALKS:
*******

AT LEASE ONE ACCESSIBLE ROUTE HAVING NO STEPS OR ABRUPT CHANGES IN LEVEL SHALL BE PROVIDED FROM THE ACCESSIBLE PARKING SPACE(S), PUBLIC SIDEWALK(S) AND TRANSPORTATION STOP(S), IF PROVIDED, INTO EACH ACCESSIBLE PRIMARY BUILDING ENTRANCE. PUBLIC WALKS IN THESE ACCESS PATHS SHOULD BE AT LEAST 36 INCHES WIDE WITH A SLOPE NO GREATER THAN ONE FOOT RISE IN 20 FEET. IF AN ACCESSIBLE WALK IS LESS THAN 60 INCHES IN WIDTH THEN IT SHALL HAVE LEVEL PASSING ZONES, SPACED AT NO MORE THAN 200 FEET APART, MEASURING A MINIMUM OF 60 INCHES BY 60 INCHES. IT SHALL BE STABLE, FIRM AND SLIP RESISTANT. CHANGES IN LEVEL UP TO ¼ INCH MAY BE VERTICAL AND WITHOUT EDGE TREATMENT.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 30 of 79

LEVEL CHANGES BETWEEN ¼ INCH AND LESS THAN ½ INCH SHALL BE BEVELED WITH A SLOPE NO GREATER THAN 1:2. CHANGES EXCEEDING ½ INCH SHALL BE TREATED AS A RAMP. WHENEVER POSSIBLE, GRATINGS SHOULD NOT BE LOCATED WITHIN OR ALONG WALKS. WALKS SHALL HAVE A LEVEL PLATFORM AT THE TOP IN ACCORDANCE WITH “DOORS: MANEUVERING CLEARANCE”.

RAMPS:
*******

WHERE RAMPS ARE NECESSARY OR DESIRED, THEY SHALL BE OF A NON-SLIP SURFACE FACE, WITH A SLOPE NO GREATER THAN ONE FOOT RISE IN 12 FEET. THEY MUST HAVE A MINIMUM CLEAR WIDTH OF 3 FEET WITH LEVEL LANDINGS AT THE TOP AND BOTTOM OF EACH RAMP RUN.

EACH LANDING SHALL BE AS WIDE AS THE WIDEST RAMP RUN LEADING INTO IT. LANDINGS ON A STRAIGHT RUN RAMP SHALL BE 5 FEET MINIMUM. INTERMEDIATE LANDINGS FOR TURNING RAMPS SHALL BE A MINIMUM OF 5 FEET BY 5 FEET. CONTINUOUS HANDRAILS SHALL BE PROVIDED ON BOTH SIDES OF ALL RAMPS WITH A VERTICAL RISE GREATER THAN 6 INCHES.

RAMPS WITH VERTICAL DROP-OFFS GREATER THAN 6 INCHES SHALL HAVE CURBS, WALLS, RAILINGS OR PROJECTING SURFACES.

ENTRANCES:
************

AT LEAST ONE MAIN ENTRANCE SHALL BE ACCESSIBLE. IT SHALL BE CONNECTED BY AN ACCESSIBLE WALK TO HANDICAPPED PARKING, PUBLIC STREET(S), ACCESSIBLE ELEVATOR(S), AND OTHER ACCESSIBLE ELEMENTS AND SPACES THROUGHOUT THE BUILDING.

IF POWER-OPERATED ENTRANCE DOORS ARE PROVIDED, THEY SHALL COMPLY WITH ANSI 156.10 (1979). WHERE VESTIBULES ARE PROVIDED, DOORS IN A SERIES, IN A STRAIGHT LINE, SHALL SWING IN THE SAME DIRECTION AND BE AT A DISTANCE OF 48 INCHES PLUS THE WIDTH OF ANY DOOR SWINGING INTO THE SPACE.

STAIRS:
*******

IF FLOORS ARE SERVICED BY AN ACCESSIBLE ELEVATOR, STAIRS CONNECTING THESE FLOORS NEED NOT MEET THE ACCESSIBILITY REQUIREMENTS IN “STAIRS” AND “HANDRAILS”. ALL STEPS ON A SINGLE FLIGHT OF STAIRS SHALL HAVE UNIFORM RISER HEIGHTS AND UNIFORM TREAD WIDTHS. OPEN RISER STAIRS ARE NOT PERMITTED.

STAIR TREADS SHALL NOT HAVE ABRUPT NOSING. THE RADIUS OF CURVATURE AT THE LEADING EDGE OF THE TREAD SHALL BE NO GREATER THAN ½ INCH. THE MAXIMUM NOSING PROJECTION SHALL BE NO GREATER THAN 1-1/2 INCH.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 31 of 79

HANDRAILS:
************

STAIRS SHALL HAVE CONTINUOUS HANDRAILS ON BOTH SIDES THAT EXTEND A MINIMUM OF 12 INCHES ON ONE SIDE BEYOND THE TOP RISER AND 12 INCHES PLUS THE WIDTH OF ONE TREAD ON ONE SIDE BEYOND THE BOTTOM RISER. AT THE TOP, THE 12 INCH EXTENSION SHALL BE PARALLEL WITH THE FLOOR.

AT THE BOTTOM, THE HANDRAIL SHALL CONTINUE TO SLOPE FOR A DISTANCE OF ONE FLOOR TREAD WIDTH FROM THE BOTTOM RISER WITH THE 12 INCH REMAINDER BEING HORIZONTAL AND PARALLEL WITH THE FLOOR. CARE SHOULD BE USED SO THE EXTENSION ITSELF DOES NOT PRESENT A HAZARD.

OTHER:
*******

THE ROOF AND THE PENTHOUSE OF THE BUILDING NEED NOT BE ACCESSIBLE TO THE HANDICAPPED.

44 LANDSCAPING

WHERE TOPOGRAPHICAL CONDITIONS PERMIT, THE SITE SHALL BE LANDSCAPED WITH TREES AND SHRUBBERY. THE CONTRACTING OFFICER SHALL APPROVE THE LANDSCAPING TO BE PROVIDED.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 32 of 79

SECTION: 5
ARCHITECTURAL FINISHES

45 LAYOUT AND FINISHES (As Amended 12/18/89)

WITHIN 30 DAYS FOLLOWING AWARD OF THE LEASE, THE OFFEROR MUST SUBMIT TO THE CONTRACTING OFFICER ALL REQUIRED FINISH SAMPLES.

I.    Preface

The time period within the body of this paragraph are specified in working days. Unless otherwise noted, all references within this document to square footage shall mean net usable square feet as defined within the body of Solicitation for Offers (SFO) 89-047, Paragraph 24. The time frames, specified within the body of this Paragraph 45, for either the Government or the lessor may be accelerated at the option of the lessor should the time frame pertain to performance of obligations by the lessor and the Government, should the time frame pertain to performance of obligations by the Government.

Prior to notification to award, the proposed successful offeror shall, if requested, provide additional information, drawings, specifications and Architectural/Engineering (A/E) technical consultation as required to support the Government’s design intent effort.

Should an offeror be noticed by the Contracting Officer of the Government’s intent to award the lease and proceed according to the immediately preceding paragraph and fail to receive the actual award, the Government shall reimburse the offeror for fair and reasonable costs associated with such work.

Due to the potential for significant design revision by the lessor and loss of usable square footage during refinement of the base building design development specifications and drawings, the Government will be excused from its obligations under this paragraph to redesign the leased premises.

No claim of a party for delay shall lie unless the party asserting the delay has met the following conditions.

1.	The party has notified the other party in writing of the impending delay and

2	The other party has not corrected the problem causing the delay within twenty-four (24) hours of receipt of the notice of delay.

The Government shall accept the locations identified by the Lessor for the computer room, S.R. 6.1, and the Auditorium, S.R. 4.6, if the locations do not conflict with/or hinder the program requirements of the tenant agency.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 33 of 79

II.    Base Building Blocking

The General Services Administration (GSA) will provide blocking diagrams to the lessor with an exact location for the following special requirements, within thirty five (35) days after lease execution by the Government:

Special Use Area	S.R. No.

Shipping & Receiving	1.1

Libraries	2.1

Child Care Center	3.1

Mail Room	5.1

III.    Design Intent Drawings

The government shall prepare design intent drawings in increments of approximately sixty thousand (60,000) square feet. The Government reserves the right to modify the size of each phase to proximate the size of a typical floor in the building.

Phase One
Phase one shall be subdivided into two phases of approximately 30,000 square feet each. These phases for the purpose of this document shall be known as Phase “1A”, and Phase “1B”.

Phase 1A
Within fifteen (15) days after award the Government shall deliver blocking diagrams to the lessor establishing, as a minimum, the locations of the following special use areas:

Special Use Area	S.R. No.

Computer Center	6.1

Program Support Communications Gateway	6.4

Communications Center	6.5

Cable Headend	6.10

UPS Room	6.16

GSA will not provide to the Lessor design intent drawings for the tenant improvements to be made to the leased premises for Phase 1A. The Lessor shall be responsible for the A/E design of these special use areas.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 34 of 79

The Government shall provide the necessary program support and assistance for the lessor to accomplish this task. The Lessor shall conduct meetings with Government personnel to develop and refine the tenant work for the spaces in question.

The lessor shall prepare the necessary documents and plans for the Government to conduct a formal review of the design effort at 50 percent and 75 percent completion. The lessor shall notify GSA at least ten (10) days prior to the anticipated date for Government review. The government shall complete its final review within fifteen (15) days of receipt by the Government of the necessary documents and plans. Should revisions to the working drawings be necessary, the Lessor shall have ten (10) days to correct all errors and omissions and deliver said revisions to the Government.

Phase 1B
Within one hundred (100) days after award the Government shall deliver design intent drawings to the lessor for the remaining block of “Phase One” which shall consist of approximately thirty thousand (30,000) square feet.

Successive Phases
GSA shall deliver to the Lessor design intent drawings for the tenant improvements to be made to the leased premises for each successive phase within eighty (80) days of the established due date of design intent drawings for the immediately preceding phase. Should the base building drawings prove inaccurate, as determined by GSA, the eighty (80) day period will be extended to provide for redesign. The design intent drawings shall be prepared pursuant to Paragraph 45a of SFO No 89-047.

IV.    Working Drawings

Phase 1A
The Lessor shall prepare and deliver, at the Lessor’s own expense, final working plans and complete construction drawings for both building standard and above standard tenant improvements for Phase “1A” within ninety (90) days of the receipt by the lessor of blocking diagrams from GSA.

Phase 1B
The Lessor shall prepare and deliver, at the Lessor’s own expense, final working plans and complete construction drawings for both building standard and above standard tenant improvements for Phase “1B” within forty-five (45) days of the receipt by the lessor of design intent drawings from GSA.

Successive Phases
The Lessor shall prepare and deliver, at the Lessor’s own expense, final working plans and complete construction drawings for both building standard and above standard tenant improvements within sixty (60) days of the receipt by the lessor of each successive phase of design intent drawings from the General Services Administration (GSA).

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 35 of 79

Each time frame shall commence upon receipt by the lessor of the respective design intent drawings from GSA.

The lessor shall also submit pricing data for each phase for any items included in the proposed tenant improvements which are above the minimum requirements and performance specifications of this SFO within fifteen (15) days of the Government’s approval of working drawings pursuant to subparagraph 45(IV). In the event that the anticipated cost of the items are in excess of one hundred thousand dollars ($100,000), the lessor shall submit pricing data consistent with Paragraph 18c of The General Clauses (GSA Form 3517).

V.    Government Approval

For each and every phase the Government shall have fifteen (15) days after the receipt of complete working drawings and specifications to review the drawings and the supporting documentation and to either:

1.	Approve the working drawings and specifications and issue a notice to the lessor to proceed with all work pursuant to the aforementioned; or

2.
Provide the Lessor, within fifteen (15) days with written comments setting forth defects and omissions to the plans, working drawings and specifications with the understanding that the referenced modifications reflect errors and omissions due to misinterpretation of design intent drawings or other Government input.

Within ten (10) days after receipt of the written comments, the Lessor shall submit the revised plans, working drawings and specifications incorporating the revisions and/or corrections made by the Government to GSA for reconsideration pursuant to the provisions contained within this Paragraph 45, subparagraph “IV” section 2.

If the revised working drawings and specifications submitted by the lessor to GSA are acceptable, GSA shall approve the working drawings and specifications within ten (10) days of receipt of the aforementioned from the lessor.

In the event that the lessor fails to submit the required revisions to GSA within the ten (10) day period or if such revisions significantly deviate from the written comments provided by GSA, the rent commencement date shall be postponed one day for each and every day such failure continues.

Should the revisions, made by GSA include modifications to the working drawings and specifications for purposes other than correction of errors, omissions or misinterpretation, the Government shall be responsible for any reasonable delay and the date for rent start shall not be affected.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 36 of 79

The Government shall not be liable for any costs due to changes or revisions in the requirements of this project which would increase the scope of this contract as originally negotiated and agreed to unless such changes or revisions are authorized and approved by the Contracting Officer in writing. Any request for changes or revisions received by the Contractor shall, therefore, be referred to the Contracting Officer for his approval.

VI.    Construction Schedule

Actual construction of the tenant improvements to be made to the leased premises for Phase One shall commence no later than September 1, 1991.

Upon the earlier of either:

1.
Issuance of a written notice, by GSA, authorizing the lessor to proceed with building standard and above standard improvements presuming the base building is completed to a stage where tenant improvements can commence, or

2.	September 1, 1991 and issuance of a written notice, by GSA, authorizing the lessor to proceed with building standard and above standard improvements,

the lessor shall complete each phase within the following time frame:

Phase 1A - one hundred and thirty (130) days

Phase 1B - forty-five (45) days

Successive Phases - sixty (60) days each.

To the extent the Government issues a notice to proceed for more than one phase simultaneously, the time frames for completion outlined above shall be consecutive. For example, if on September 01, 1990 the Government issues a notice to proceed for Phase 1B, Phase 2 and Phase 3, the lessor shall complete Phase 1B within forty-five (45) days. Following the forty-five (45) day period for Phase 1B, the lessor shall have sixty days to complete Phase 2 and sixty (60) days following the end of the sixty-day period for Phases 2 to complete Phase 3.

The lessor shall not be obligated to commence tenant buildout unless the Government has approved the working drawings and issued written notice to the lessor to proceed with building standard and above standard work.

The Government reserves the right to access any space within the building for the purpose of installing equipment. GSA shall coordinate, within reason, the activity of Government contractors in order to minimize conflicts with/disruption to other contractors on site.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 37 of 79

Access shall not be denied to authorized Government officials including, but not limited to, Government contractors, subcontractors or consultants acting on the behalf of the General Services Administration with respect to this specific project.

If an extended completion schedule is proposed due to the complexity of any given phase or the availability of materials necessary to meet the requirements specified by the Government, the Lessor shall provide to GSA a written request explaining the rationale for the extension and any additional documentation supporting the need for additional time to complete the tenant improvements.

The time frames specified earlier in this subparagraph for the completion of tenant improvements shall not be extended unless the extension of the completion schedule is approved by the GSA, in writing. It will be the Government’s sole determination as to whether said extension shall delay rent commencement, or whether rent will commence as if the extension had not been granted.

VII.    Acceptance of Space

The Government shall accept and occupy the space on a phase-by-phase basis. The Government shall pay pro-rata rent for space as soon as the space is accepted as substantially complete by the Government. Following the acceptance by the Government of all phases, a Supplemental Lease Agreement will be issued to establish a composite lease commencement date and fix the twenty (20) year term.

This composite lease commencement date will also become the anniversary date for the purpose of tax and operating cost escalations. The composite lease commencement date shall be the weighted mean of the acceptance dates for the various phases.

The Lessor shall notify the Government in writing at least five (5) days before the space will be complete and ready for inspection. The Government shall then have until the ninth (9th) day following said notification to inspect the space for acceptance.

The entire phase must be substantially complete in order for the Government to accept the space, except for minor “punch list” items. The punch list items, identified by the Government, shall be completed by the lessor within thirty (30) days following acceptance of phase in question. The Government reserves the right to occupy each phase upon acceptance.

The phrase “substantially complete” shall mean the tenant improvements, the common and other areas of the building, and all other things necessary for the Government’s access to the Premises and occupancy, possession, use and enjoyment thereof, as provided in this lease, have been completed or obtained, excepting only such minor matters as do not interfere with or materially diminish such access, occupancy, possession, use or enjoyment.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 38 of 79

VIII.    Slippage

The Government anticipates that each phase will be completed within the time period established. Failure to complete a phase within the required time frame will constitute slippage.

The Lessor is required to report immediately, in writing, to the Contracting Officer when slippage in the schedule is evident. A revised schedule shall be submitted for approval within five (5) working days of agreement between the Lessor and the Contracting Officer.

To the extent that the lessor is late in meeting any of the time obligations referenced herein, the commencement of rent shall be proportionally postponed by the period of delay.

In the event the Government is late in meeting any of its time obligations as reference herein, the commencement of rent shall occur as if the Government had met its obligations in a timely manner.

Furthermore, in the event the Government fails to award the lease prior to April 30, 1990; rent will commence, pursuant to subparagraph “VI” of this paragraph, as if lease award had occurred on June 1, 1990.

* * * * * * * *

a.    Design Intent Drawings

The Government prepares design intent drawings that include basic architectural wall layout and finishes, telephone and electrical outlet locations, furniture layouts and related information.

Any modifications and commensurate costs associated with any modifications to the Governments design intent drawings required due to errors and/ or omissions in the lessor’s construction/working drawings, differing site conditions, failure to meet code requirements or field changes to meet performance requirements shall be the responsibility of the lessor.

b.    Base Building Drawings

Within five (5) working days of GSA’s Contracting Officer’s technical representative’s request, the Lessor is required to submit two (2) complete blueline sets of the most current base building drawings (with written notice of percent of design completion) to serve as the basis for the Government’s design intent effort.

Each set of drawings shall include all professional disciplines (architectural, structural, mechanical, electrical, and plumbing). The lessor shall provide the following drawings prior to start of construction of each phase:

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 39 of 79

1.
Construction/working drawings for each phase, consisting of 12 sets of blue lines and one set of reproducible sepias. Each set will include at a minimum: a legend noting detail sheets, architectural, electrical, mechanical, plumbing, structural, and reflective ceiling plans.

2.
In addition with each submission (phase), the lessor must submit one set of sepias for each discipline showing quantity takeoff deviations from the SFO/above standard alterations under the lease along with summation sheets for quantity takeoffs identifying deviation amounts from the above standard alterations. Structural elevation sheets may be required to show alterations for increased floor loading.

c.    Relation of Design Concept Drawings to Construction Drawings

Design development after award will not only be in accordance with the specific solicitation requirements, but also a direct extension of the submitted design concept. The further design development shall retain the functional and basic physical characteristics of that concept.

The Contracting Officer shall reserve the right to reject any aspect of subsequent design development which varies from the concept and which would adversely affect the Government’s use and occupancy of the space in the building as set forth or implied in the body of this solicitation.

The Offeror may propose for the Contracting Officer’s acceptance, or the Contracting Officer may propose for the Offeror’s acceptance, evolutionary adaptations or changes to the concept. Neither party will unreasonably withhold such acceptance of demonstrably beneficial design adaptations of the concept which would not measurably increase the cost of construction, operation or maintenance of the facility.

d.    Phases for Interior Design and Construction

The Government intends to complete Design Intent Drawings in increments of approximately sixty thousand (60,000) net usable square feet. Therefore, the Government anticipates completion of the tenant buildout and complete occupancy in approximately eight (8) phases.

46  CEILINGS AND INTERIOR FINISHES

CEILINGS MUST BE AT LEAST 8’0” AND NO MORE THAN 11’0” CLEAR FROM FLOOR TO THE LOWEST OBSTRUCTION. WITH THE EXCEPTION OF SERVICE AREAS, THEY MUST HAVE ACOUSTICAL TREATMENT ACCEPTABLE TO THE CONTRACTING OFFICER, A FLAMESPREAD OF 25 OR LESS, AND A SMOKE DEVELOPED RATING OF 50 OR LESS (ASTM E-84). PROTRUSIONS OF FIXTURES INTO TRAFFIC WAYS SHALL BE AVOIDED.

IN BUILDINGS PROTECTED THROUGHOUT BY A SPRINKLER SYSTEM MEETING THE GOVERNMENT’S APPROVAL, CEILINGS AND INTERIOR FINISHES IN AREAS NOT PART OF THE NORMAL EXIT MAY HAVE FLAMESPREAD AND SMOKE DEVELOPMENT LIMITS OF 200, IN LIEU OF 25 FOR THE FLAMESPREAD AND 50 FOR SMOKE DEVELOPMENT (ASTM E-84).

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 40 of 79

IN SPRINKLER PROTECTED EXITS OR ENCLOSED CORRIDORS LEADING TO EXITS, CEILING AND INTERIOR FINISHES MAY BE COMPOSED OF MATERIALS HAVING A FLAMESPREAD RATING OF 75 OR LESS AND A SMOKE DEVELOPMENT RATING OF 100 OR LESS IN LIEU OF 25 FOR FLAMESPREAD AND 50 FOR SMOKE DEVELOPMENT (ASTM E-84).

CEILINGS MUST BE A FLAT PLANE IN EACH ROOM AND SUSPENDED WITH FLUORESCENT RECESSED FIXTURES AND FINISHED AS FOLLOWS UNLESS AN ALTERNATE FINISH IS APPROVED BY THE CONTRACTING OFFICER:

*	RESTROOMS: PLASTER OR POINTED AND TAPED GYPSUM BOARD

*
OFFICES AND CONFERENCE ROOMS:  MINERAL AND ACOUSTICAL TILE OR LAY IN PANELS WITH TEXTURED OR PATTERNED SURFACE AND CONCEALED or exposed GRID, REGULAR EDGES OR EQUIVALENT QUALITY TO BE APPROVED BY THE CONTRACTING OFFICER.

*	CORRIDORS: PLASTER OR POINTED AND TAPED GYPSUM BOARD OR MINERAL ACOUSTICAL TILE.

47  WALL COVERINGS (As Amended 06/16/ 89)

PHYSICAL REQUIREMENTS:
***************************

ALL WALL FINISHES MUST HAVE A FLAMESPREAD OF 25 OR LESS, AND A SMOKE DEVELOPED RATING OF 50 OR LESS. HOWEVER, WHEN THE BUILDING IS PROTECTED THROUGHOUT BY A SPRINKLER SYSTEM MEETING THE GOVERNMENT’S APPROVAL, WALL FINISHES IN ALL AREAS, EXCEPT THOSE AREAS WHICH ARE PART OF THE NORMAL EXITS, MAY HAVE A FLAMESPREAD AND SMOKE DEVELOPMENT LIMITS OF 200 (ASTM E-84)

Prior to occupancy, walls surrounding core areas and elevator lobbies shall be covered with vinyl wallcoverings, not less than 13 ounces per square yard, as specified in FS CCC-W-408, or equivalent quality finish approved by the contracting officer.

SELECTED OFFICES AND CONFERENCE ROOMS ARE TO BE COVERED WITH WOOD VENEER-BONDED WALLCOVERING as specified in Paragraph 103, Special Requirements. LESSOR SHALL PROVIDE FIVE SAMPLES TO BE APPROVED BY THE CONTRACTING OFFICER.

PRIOR TO OCCUPANCY ALL RESTROOMS MUST HAVE CERAMIC TILE IN SPLASH AREAS AND VINYL WALL COVERING NOT LESS THAN 13 OUNCES PER SQUARE YARD AS SPECIFIED IN FS CCC-W-408 ON REMAINING WALL AREAS OR EQUIVALENT QUALITY AS APPROVED BY THE CONTRACTING OFFICER, UNLESS AN ALTERNATE FINISH IS APPROVED BY THE CONTRACTING OFFICER.

KITCHEN AREAS TO HAVE CERAMIC TILE FROM FLOOR TO 6 INCHES ABOVE FINISHED CEILING.

CERAMIC TILE TO BE GLAZED WALL TILE 2-INCH BY 2-INCH OR 4 1/4-INCH BY 4 1/4-INCH WITH PLAIN FACES. FURNISH TRIM UNITS TO MATCH. SETTING SHALL COMPLY WITH ANSI A118.1 FOR DRY-SET PORTLAND CEMENT MORTAR.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 41 of 79

PRIOR TO OCCUPANCY, ALL ELEVATOR AREAS WHICH ACCESS THE GOVERNMENT’S LEASED SPACE, HALLWAYS WITHIN OR WHICH ACCESS THE GOVERNMENT’S LEASED SPACE, AND EATING/GALLEY AREAS WITHIN THE GOVERNMENT’S LEASED SPACE ARE TO BE COVERED WITH VINYL WALLCOVERINGS NOT LESS THAN 22 OUNCES PER SQUARE YARD AS SPECIFIED IN FS CCC-W-408, OR EQUIVALENT QUALITY AS APPROVED BY THE CONTRACTING OFFICER, UNLESS AN ALTERNATIVE IS APPROVED BY THE CONTRACTING OFFICER.

REPLACEMENT:
***************

ALL WALLCOVERING IS TO BE MAINTAINED IN “LIKE NEW” CONDITION FOR THE LIFE OF THE LEASE. WALLCOVERING MUST BE REPLACED OR REPAIRED AT THE LESSOR’S EXPENSE, INCLUDING MOVING AND REPLACING FURNISHINGS, (EXCEPT WHERE WALLCOVERING HAS BEEN DAMAGED DUE TO THE NEGLIGENCE OF THE GOVERNMENT), ANYTIME DURING THE OCCUPANCY BY THE GOVERNMENT IF IT IS TORN, PEELING OR PERMANENTLY STAINED; THE CERAMIC TILE IN THE RESTROOMS MUST BE REPLACED OR REPAIRED IF IT IS LOOSE, CHIPPED, BROKEN OR PERMANENTLY DISCOLORED. ALL REPAIR AND REPLACEMENT WORK IS TO BE DONE AFTER WORKING HOURS.

SAMPLES:
**********

THE LESSOR IS TO PROVIDE AT LEAST FIVE SAMPLES OF EACH TYPE OF WALL COVERING TO BE INSTALLED FOR SELECTION BY THE CONTRACTING OFFICER.

48  PAINTING

PRIOR TO OCCUPANCY ALL SURFACES DESIGNATED BY GSA FOR PAINTING MUST BE NEWLY PAINTED IN COLORS ACCEPTABLE TO GSA. ALL PAINTED SURFACES, INCLUDING ANY PARTITIONING INSTALLED BY THE GOVERNMENT OR THE LESSOR AFTER GOVERNMENT OCCUPANCY, MUST BE REPAINTED AFTER WORKING HOURS AT LESSOR EXPENSE AT LEAST EVERY 5 YEARS. THIS INCLUDES MOVING AND RETURN OF FURNITURE INCLUDING SYSTEMS FURNITURE. PUBLIC AREAS MUST BE PAINTED AT LEAST EVERY 3 YEARS.

49  DOORS

EXTERIOR DOORS:
******************

EXTERIOR PUBLIC ENTRANCE DOORS SHALL BE ALUMINUM MEDIUM STILE WITH TEMPERED GLASS, IN ALUMINUM FRAME SIMILAR TO WINDOWS. FINISH TO BE ANODIZED TO MATCH WINDOWS. PROVIDE VESTIBULES WITH DOORS IN SERIES.

EXTERIOR SERVICE DOORS AND FRAMES SHALL BE STEEL, COMPLYING WITH “RECOMMENDED SPECIFICATIONS: STANDARD STEEL DOORS AND FRAMES” (SDI-100). DOORS SHALL BE GRADE III, EXTRA HEAVY DUTY, MODEL 2, WITH MINIMUM 16-GAUGE FACES. EXPOSED FACES OF DOORS SHALL BE FABRICATED FROM COLD-ROLLED STEEL, GALVANIZED. DOOR AND FRAME ASSEMBLIES SHALL BE THERMALLY INSULATED WITH U-FACTOR OF 0.25 BTUH OR BETTER, WHEN TESTED IN ACCORDANCE WITH ASTM C 236.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 42 of 79

WHERE FIRE-RATED DOOR ASSEMBLIES ARE REQUIRED, PROVIDE FIRE- RATED FRAM ASSEMBLIES THAT COMPLY WITH NFPA 80 AND HAVE BEEN TESTED, LISTED, AND LABELED IN ACCORDANCE WITH ASTM E 152 BY A NATIONALLY RECOGNIZED INDEPENDENT TESTING AND INSPECTION AGENCY ACCEPTABLE TO AUTHORITIES HAVING JURISDICTION.

EXTERIOR DOORS SHALL BE WEATHERTIGHT, EQUIPPED WITH AUTOMATIC DOOR CLOSURES AND OPEN OUTWARD.

EXTERIOR LOADING DOCK DOORS:
**********************************

PROVIDE A MINIMUM OF TWO OVERHEAD COILING DOORS. DOORS SHALL BE ELECTRICALLY OPERATED WITH OVERHEAD COILING DOOR CURTAINS OF INTERLOCKING STEEL SLATS COMPOSED OF AN OUTER 22-GAUGE FACE SLAT WITH AN INNER 24-GAUGE BACK COVER, WITH FORMED-IN-LACE POLYURETHANE INSULATION BETWEEN. SLATS SHALL BE ASTM A 446, GRADE A STEEL WITH 90 ZINC COATING ASTM A 25, PHOSPHATE-TREATED AND PRIMED. DOORS SHALL HAVE CURTAIN JAMB GUIDES FABRICATED OF MINIMUM 3/16-INCH THICK STEEL SECTIONS (ANGLES & CHANNELS), WITH ENDLOCKS, WINDLOCKS, WEATHER SEALS, AND A BOTTOM BAR CONSISTING OF TWO 1/2-INCH BY 1½ BY 1/8-INCH GALVANIZED STEEL ANGLES.

50  DOORS:  INTERIOR (As Amended 11/28/89)

INTERIOR DOORS SHALL BE HOLLOW METAL OR SOLID-CORE WOOD DOORS. PROVIDE STEEL DOORS WHICH COMPLY WITH STEEL DOOR INSTITUTE “RECOMMENDED SPECIFICATIONS: STANDARD STEEL DOORS AND FRAMES: (SDI-100). STEEL DOORS SHALL BE GRADE II, HEAVY DUTY, MODEL 1, MINIMUM 18-GAUGE FACES.

Provide solid-core flush wood doors with wood veneer faces which comply with the National Wood Window and Door Association (NWWDA) Quality Standard: I.S. 1 “Industry Standard for Wood Flush Doors”. Wood doors shall also comply with the AWI quality standard: “Architectural Woodwork Quality Standards”. All frames shall be steel. Wood doors shall be furnished with birch plain sliced face panels.

WHERE FIRE-RATED DOOR ASSEMBLIES ARE REQUIRED, PROVIDE FIRE-RATED FRAME ASSEMBLIES THAT COMPLY WITH NFPA 80 AND HAVE BEEN TESTED, LISTED, AND LABELED IN ACCORDANCE WITH ASTM E 152 BY A NATIONALLY RECOGNIZED IN DEPENDENT TESTING AND INSPECTION AGENCY ACCEPTABLE TO AUTHORITIES HAVING JURISDICTION.

Construction shall be SLC-5 of SLC-7 (Glued Block Core, 5 or 7 ply) or glued particle/chip board core. Wood doors shall be stained and varnished. An open grain finish with satin-medium rubbed effects shall be provided. Submit door manufacturer’s warranty to repair or replace defective doors for the life of the installation.

Doors must have a minimum opening of 36 inches by 80 inches. They shall be operable by a single effort and must be in accordance with national building code requirements. Doors shall be provided at a ratio of one per 300 square feet of space provided.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 43 of 79

51  DOORS: MANEUVERING CLEARANCES

THE WALK LANDING OR FLOOR AREA FOR DOORS THAT OPEN ONTO WALKWAYS, RAMPS, CORRIDORS, AND OTHER PEDESTRIAN PATHS OF TRAVEL, SHALL BE CLEAR AND LEVEL, WITH A SLOPE NO GREATER THAN 1:50 AND EXTEND A MINIMUM OF 5 FEET FROM THE SWING SIDE OF THE DOOR, 4 FEET FROM THE OPPOSITE SIDE AND A MINIMUM OF 1½ FEET PAST THE LATCH SIDE (PULL SIDE) AND A MINIMUM OF 1 FOOT PAST THE LATCH SIDE (PUSH SIDE) OF THE DOOR.

52  DOORS: HARDWARE (As Amended 12/18/89)

ALL DOOR HARDWARE SHALL BE FIRST-GRADE QUALITY. TYPES OF FINISH HARDWARE REQUIRED INCLUDE: HINGES, LOCK CYLINDERS AND KEYS, LOCK AND LATCH SETS, BOLTS, EXIT DEVICES, PUSH-PULL UNITS, CLOSERS, OVERHEAD HOLDERS, DOOR CONTROL DEVICES, DOOR TRIM UNITS, PROTECTION PLATES, WEATHER-STRIPPING FOR EXTERIOR DOORS, SOUND STRIPPING FOR INTERIOR DOORS, AUTOMATIC DROP SEALS, ASTRAGALS, THRESHOLDS, AND SECURITY PRODUCTS. OBTAIN EACH TYPE OF HARDWARE FROM A SINGLE MANUFACTURER. PROVIDE HARDWARE FOR FIRE-RATED OPENINGS IN COMPLIANCE WITH NFPA STANDARD NO. 80 AND LOCAL BUILDING CODE REQUIREMENTS. PROVIDE ONLY HARDWARE WHICH HAS BEEN TESTED AND LISTED BY UL OR FM FOR TYPES AND SIZES OF DOORS AND DOORFRAME LABELS.

PROVIDE HARDWARE UNITS OF NO LESS QUALITY THAN SPECIFIED BY APPLICABLE ANSI A156 SERIES FOR EACH TYPE OF HARDWARE ITEM AND WITH ANSWI A156.18 FOR FINISH DESIGNATIONS. PROVIDE HARDWARE MANUFACTURED TO CONFORM TO PUBLISHED TEMPLATES, GENERALLY PREPARED FOR MACHINE SCREW INSTALLATION. PROVIDE CONCEALED FASTENERS EXCEPT TO EXTENT NO STANDARD UNITS ARE AVAILABLE WITH CONCEALED FASTENERS.

ALL PUBLIC USE DOORS MUST BE EQUIPPED WITH PUSH PLATES OR MUST BE FLUSH UP TO A MINIMUM HEIGHT OF 9 INCHES MEASURED FROM THE FLOOR, PULL BARS OR HANDLES, AND AUTOMATIC DOOR CLOSERS. DOOR CLOSERS MUST BE CONCEALED.

HINGES SHALL BE STEEL, BALL-BEARING, SWAGED, FULL MORTISE, FIVE KNUCKLE TYPE WITH NONRISING PINS. HINGES FOR EXTERIOR DOORS AND FOR OUTSWING CORRIDOR DOORS SHALL BE FURNISHED WITH NONREMOVABLE PINS.

All doors within the tenant space shall be equipped with a key operated lockset. The locksets shall be a high security commercial lock with interchangeable cores such as a best lock or equivalent.

All interior hallway doors which are equipped with lock hardware shall not be keyed or have cores installed. The Government shall install all cores to conform to the master-keying scheme developed by the Headquarters Security Office. All locks shall comply with the requirements of NFPA 101, section 5-2.

JANITOR CLOSETS, ELECTRICAL CLOSETS, TELECOMMUNICATION SWITCH ROOMS, WIRE CLOSETS, AND RELATED SPACES SHALL BE PROVIDED WITH AUTOMATIC DEADLOCKING LATCH BOLTS WITH A MINIMUM THROW OF 1/2 INCH.

Seldom used doors to areas posing danger to the blind must have knurled or acceptable plastic abrasive handles.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 44 of 79

53 DOORS: IDENTIFICATION (As Amended 12/18/89)

The Government shall contract for, install and maintain signage both within the leased premises, and within appurtenant areas which are under the exclusive control of the Government.

54 WALLS AND PARTITIONS: GENERAL

WALLS, PARTITIONS AND DIVIDERS MUST BE PROVIDED AS OUTLINED BELOW.

PARTITIONS SHALL BE TAPED AND PAINTED, OR PREPARED FOR WALLCOVERING.

FIRE-RESISTANT-RATED PARTITIONS AND FIRE SEPARATIONS SHALL BE AS REQUIRED BY NFPA 101 AND LOCAL CODES. TWO-HOUR PARTITIONS SHALL BE UL DESIGN NUMBERS U411 AND U438 FOR SHAFTS, AND 1-HOUR PARTITIONS SHALL BE U448 AND U456 WHERE ONE FACE IS NOT EXPOSED.

IN AREAS SUCH AS TOILETS, KITCHENS, JANITOR’S CLOSETS, ETC., THAT ARE TO RECEIVE CERAMIC TILE FINISHES, THE OUTER LAYER OF DRYWALL SHALL CONSIST OF TILE BACKERBOARD CONFORMING TO ASTM C 630.

PARTITIONING REQUIREMENTS MAY BE MET WITH EXISTING PARTITIONS IF THEY MEET THE GOVERNMENT’S STANDARDS AND LAYOUT REQUIREMENTS.

SERVICE AREA WALLS:
**********************

WHEREVER SERVICE AREA WALL CONSTRUCTION IS STIPULATED, WALLS SHALL BE CONSTRUCTED OF 8-INCH MINIMUM CONCRETE MASONRY UNITS. UNITS MUST MEET ASTM C 129 FOR HOLLOW NONLOAD-BEARING MASONRY UNITS AND ASTM C 90 FOR HOLLOW LOAD-BEARING CONCRETE MASONRY UNITS.

SERVICE AREA WALL CONSTRUCTION WILL BE REQUIRED IN ALL STORAGE/SUPPLY AREAS, LIGHT INDUSTRIAL AREAS (WITH THE EXCEPTION OF DUPLICATION ROOMS), AND IN ALL BUILDING SUPPORT SERVICE SPACES SUCH AS BUILDING MECHANICAL, ELECTRICAL, AND TELEPHONE EQUIPMENT ROOMS.

INTERIOR PARTITIONS – GENERAL:
**********************************

INTERIOR PARTITIONS IN GENERAL WILL BE GALVANIZED STEEL STUDS AND GYPSUM BOARD AS OUTLINED BELOW.

55 PARTITIONS: PERMANENT

PERMANENT PARTITIONS MUST BE PROVIDED AS NECESSARY TO SURROUND STAIRS, public CORRIDORS, ELEVATOR SHAFTS, TOILET ROOMS AND JANITOR CLOSETS. THEY SHALL HAVE A FLAMESPREAD RATING OF 25 OF LESS AND A SMOKE DEVELOPED RATING OF 50 OR LESS (ASTM E-84).

STAIRS, ELEVATORS AND OTHER FLOOR OPENINGS SHALL BE ENCLOSED BY PARTITIONS AND HAVE THE FIRE RESISTANCE REQUIRED BY NFPA NO. 101.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 45 of 79

56 PARTITIONS: SUBDIVIDING

OFFICE SUBDIVIDING PARTITIONS SHALL COMPLY WITH BOCA AND LOCAL REQUIREMENTS. THEY MUST BE PROVIDED AT A RATIO OF ONE LINEAR FOOT FOR EACH FIFTEEN (15) SQUARE FEET OF SPACE PROVIDED. PARTITIONING OVER INTERIOR OFFICE DOORS IS INCLUDED IN THE MEASUREMENT. THEY MUST EXTEND FROM THE FINISHED FLOOR TO THE FINISHED CEILING AND HAVE A FLAMESPREAD RATING OF 25 OR LESS AND A SMOKE DEVELOPMENT RATING OF 50 OR LESS (ASTM E-84-TEST).

PARTITIONS WILL BE TAPED AND PAINTED.

HVAC MUST BE REBALANCED AND LIGHTING REPOSITIONED, AS APPROPRIATE, AFTER INSTALLATION OF PARTITIONS.

57 FLOOR COVERING AND PERIMETERS (As Amended 06/16/89)

Exposed concrete floor slabs, including those under access floors, shall receive a liquid sealer/hardener finish confirming to ASTM C 309-74. Finish shall be of the penetrating type, filling voids in the concrete surface.

FLOOR COVERING WILL BE CARPET TILES, EXCEPT AS OTHERWISE SPECIFIED IN THIS SOLICITATION. FLOOR PERIMETERS AT PARTITIONS MUST HAVE WOOD, RUBBER, VINYL, OR CARPET BASE. ANY EXCEPTIONS MUST BE APPROVED BY THE CONTRACTING OFFICER.

OFFICE AREAS:
***************

PRIOR TO OCCUPANCY CARPET TILES MUST COVER ALL OFFICE AREAS PARTITIONED OR UNPARTITIONED, INCLUDING INTERIOR HALLWAYS AND CONFERENCE ROOMS. THE USE OF EXISTING CARPET MAY BE APPROVED BY THE CONTRACTING OFFICER; HOWEVER, EXISTING CARPET MUST BE SHAMPOOED BEFORE OCCUPANCY AND MUST MEET THE STATIC BUILDUP AND FLAMMABILITY REQUIREMENTS FOR NEW CARPET WHICH FOLLOW IN THIS SOLICITATION.

SPECIALTY AREAS:
*******************

RESILIENT FLOORING IS TO BE USED IN REPRODUCTION ROOMS, STORAGE, FILE AND OTHER SPECIALTY ROOMS SPECIFIED ELSEWHERE IN THIS SOLICITATION.

TOILET AND SERVICE AREAS:
*****************************

UNGLAZED CERAMIC TILE AND/OR QUARRY TILE SHALL BE USED IN ALL TOILET AND SERVICE AREAS UNLESS ANOTHER COVERING IS APPROVED BY THE CONTRACTING OFFICER.

CARPET: PHYSICAL REQUIREMENTS:
************************************

ANY CARPET TO BE NEWLY IN STALLED MUST MEETING THE FOLLOWING SPECIFICATIONS:

*	PILE YARN CONTENT: 100-PERCENT ZEFTRON 500 ZX NYLON (SOLUTION-DYED).

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 46 of 79

*	CARPET PILE CONSTRUCTION: CUT PILE.

*	PILE WEIGHT AND HEIGHT: 38 ONCE FACE WEIGHT, 1/10 GAUGE, 0.250-INCH PILE HEIGHT, AND 12.5 STITCHES PER INCH.

*	BACKING: PRIMARY BACKING SHALL BE WOVEN SYNTHETIC; SECONDARY BACKING SHALL BE PVC OR URETHANE.

*	TOTAL WEIGHT: 115 OUNCES PER SQUARE YARD MINIMUM.

*	TILE SIZE: 18 BY 18 INCHES OR 24 BY 24 INCHES.

*	ADHESIVE: RELEASABLE-TYPE ADHESIVE WHICH COMPLIES WITH FLAMMABILITY REQUIREMENTS FOR INSTALLED CARPET TILE.

*	FLAMMABILITY AND SMOKE DEVELOPMENT:

FOR UNSPRINKLERED CORRIDORS AND OFFICES:

FLAMMABILITY: A CRITICAL RADIANT FLUX (CRF) OF 0.22 WATTS

SMOKE DEVELOPMENT: NOT OVER 450 (SPECIFIC OPTICAL DENSITY)

FOR SPRINKLERED CORRIDORS AND OFFICES:

FLAMMABILITY: CPSC FF 1-70 (PILL TEST)

SMOKE DEVELOPMENT: NO REQUIREMENT

*	STATIC BUILDUP: MAXIMUM STATIC RESISTANCE OF 1.5 KV WHEN TESTED AT 20-PERCENT RELATIVE HUMIDITY AND 70 DEGREES F IN ACCORDANCE WITH AATCC 134.

*	ACCESSORIES: PROVIDE EXTRUDED OR MOLDED HEAVY DUTY VINYL OR RUBBER CARPET EDGE GUARD WHERE APPLICABLE.

CARPET TILE: SAMPLES:
**************************

WHEN CARPET TILE MUST BE NEWLY INSTALLED OR CHANGED, THE OFFEROR SHALL PROVIDE THE GOVERNMENT WITH A MINIMUM OF THREE COLOR SAMPLES. THE SAMPLE AND COLOR MUST BE APPROVED IN WRITING BY GSA PRIOR TO INSTALLATION. NO SUBSTITUTES MAY BE MADE BY THE OFFEROR AFTER SAMPLE SELECTION.

CARPET TILE: INSTALLATION:
*********************************

CARPET TILE MUST BE INSTALLED IN ACCORDANCE WITH MANUFACTURING INSTRUCTIONS TO LAY SMOOTHLY AND EVENLY.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 47 of 79

CARPET TILE: REPLACEMENT:
*****************************

CARPET SHALL BE REPLACED AT LEAST EVERY 10 YEARS DURING GOVERNMENT OCCUPANCY OR ANY TIME DURING THE LEASE WHEN:

*	BACKING OR UNDERLAYMENT IS EXPOSED.

*	THERE ARE NOTICEABLE VARIATIONS IN SURFACE COLOR OR TEXTURE.

REPLACEMENT INCLUDES MOVING AND RETURN OF FURNITURE. ALL REPLACEMENT WILL BE DONE AFTER WORKING HOURS.

RESILIENT FLOORING: PHYSICAL REQUIREMENTS:
************************************************

RESILIENT FLOORING SHALL BE ASBESTOS-FREE VINYL COMPOSITION TILES, FS SS-T-312, TYPE IV, COMPOSITION 1. GAUGE SHALL BE EITHER 1/8 INCH OR 3/32 INCH AND SIZE SHALL BE 12-INCHES BY 12 INCHES. ADHESIVE SHALL BE WATERPROOF, STABILIZED TYPE. FLOOR SLAB PRIMER SHALL BE NON-STAINING TYPE. LEVELING AND PATCHING COMPOUNDS SHALL BE LATEX TYPES. PROVIDE MATCHING RESILIENT EDGE STRIPS WHERE APPLICABLE. MANUFACTURER’S SPECIFICATIONS FOR INSTALLATION AND MAINTENANCE WILL APPLY.

RESILIENT FLOORING SAMPLES:
*******************************

THE OFFEROR SHALL PROVIDE THE GOVERNMENT A MINIMUM OF TEN COLOR SAMPLES. THE SAMPLE AND COLOR MUST BE APPROVED IN WRITING BY GSA PRIOR TO INSTALLATION. NO SUBSTITUTES MAY BE MADE BY THE OFFEROR AFTER SAMPLE SELECTION.

RESILIENT FLOORING: REPLACEMENT:
*************************************

THE FLOORING SHALL BE REPLACED BY THE LESSOR AT NO COST TO THE GOVERNMENT PRIOR TO OR DURING GOVERNMENT OCCUPANCY WHEN IT HAS:

*	BROKEN, CURLED, UPTURNED EDGES, CHIPPED, OR OTHER NOTICEABLE VARIATIONS IN TEXTURE. ALL REPLACEMENT WILL BE DONE AFTER WORKING HOURS.

CERAMIC TILE, QUARRY TILE, AND PAVERS: PHYSICAL REQUIREMENTS:
*********************************************************************

PROVIDE MATERIALS OBTAINED FROM ONE SOURCE FOR EACH TYPE AND COLOR OF TILE, GROUT, AND SETTING MATERIALS. COMPLY WITH ANSI A137-1 FOR TYPES AND GRADES OF TILE INDICATED.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 48 of 79

UNGLAZED CERAMIC MOSAIC TILE SHALL BE PORCELAIN, WITHOUT ABRASIVE CONTENT. SIZE SHALL BE 2 INCHES BY 2 INCHES WITH THICKNESS OF ¼ INCH. FACE SHALL BE PLAIN WITH ALL-PURPOSE EDGES. FURNISH CERAMIC MOSAIC TRIM IN SIZE, COLOR, AND SHADE TO MATCH CERAMIC MOSAIC-FIRED TILE. PROVIDE SETTING MATERIALS TO COMPLY WITH ANSI A108.1 FOR PORTLAND CEMENT MORTAR INSTALLATIONS. PROVIDE SAND-PORTLAND CEMENT GROUT TO COMPLY WITH ANSI A118.6.

UNGLAZED QUARRY TILE SHALL BE PLAIN FACE, SQUARE-EDGED, FLAT TILE WITH NONABRASIVE SURFACE. SIZE SHALL BE 6 INCHES BY 6 INCHES WITH THICKNESS OF ½ INCH. FURNISH QUARRY TILE TRIM OF SIZE, COLOR, AND SHADE TO MATCH FLOOR TILE. PROVIDE SETTING MATERIALS TO COMPLY WITH ANSI A108.1 FOR PORTLAND CEMENT MORTAR INSTALLATIONS. PROVIDE SAND-PORTLAND CEMENT GROUT TO COMPLY WITH ANSI A118.6.

UNGLAZED PAVER TILE SHALL BE PORCELAIN, FLAT TILE, WITH PLAIN FACE AND CUSHION EDGES. SIZE SHALL BE 12 INCHES BY 12 INCHES WITH THICKNESS OF ½ INCH. FURNISH TILE TRIM UNITS TO MATCH PAVER TILE. PROVIDE SETTING MATERIALS TO COMPLY WITH ANSI A108.1 FOR PORTLAND CEMENT MORTAR INSTALLATION. PROVIDE SAND-PORTLAND CEMENT GROUT TO COMPLY WITH ANSI A118.6.

PROVIDE MARBLE THRESHOLDS COMPLYING WITH ASTM C 503.

TILE SAMPLES:
***************

THE OFFEROR SHALL PROVIDE THE GOVERNMENT A MINIMUM OF TEN COLOR SAMPLES. THE SAMPLE AND COLOR MUST BE APPROVED BY GSA PRIOR TO INSTALLATION. NO SUBSTITUTES MAY BE MADE BY THE OFFEROR AFTER SAMPLE SELECTION.

CERAMIC TIME, QUARRY TILE, AND PAVER REPLACEMENT:
*********************************************************

ALL TILE IS TO BE MAINTAINED IN “LIKE NEW” CONDITION FOR THE LIFE OF THE LEASE AND MUST BE REPLACED OR REPAIRED AT THE LESSOR’S EXPENSE, INCLUDING MOVING AND REPLACING FURNISHINGS, (EXCEPT WHERE TILE HAS BEEN DAMAGED DUE TO THE NEGLIGENCE OF THE GOVERNMENT), ANYTIME DURING THE OCCUPANCY BY THE GOVERNMENT IF IT IS LOOSE, CHIPPED, BROKEN, OR PERMANENTLY DISCOLORED. ALL REPAIR AND REPLACEMENT WORK IS TO BE DONE AFTER WORKING HOURS.

58  ACOUSTICAL REQUIREMENTS

REVERBERATION CONTROL:
***************************

CEILINGS IN CARPETED SPACE SHALL HAVE A NOISE-REDUCTION COEFFICIENT (NRC) OF NOT LESS THAN 0.55 IN ACCORDANCE WITH ASTM C 423. CEILINGS IN OFFICES, CONFERENCE ROOMS, AND CORRIDORS HAVING RESILIENT FLOORING SHALL HAVE AN NRC OF NOT LESS THAN 0.65.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 49 of 79

AMBIENT NOISE CONTROL:
**************************

AMBIENT NOISE FROM MECHANICAL EQUIPMENT SHALL NOT EXCEED NOISE CRITERIAL CURVE (NC) 35 IN ACCORDANCE WITH THE ASHRAE HANDBOOK IN OFFICES AND CONFERENCE ROOMS;

NC 40 IN CORRIDORS, CAFETERIAS, LOBBIES, AND TOILETS; NC 50 IN OTHER SPACES.

NOISE ISOLATION:
******************

ROOMS SEPARATED FROM ADJACENT SPACES BY CEILING-HIGH PARTITIONS (NOT INCLUDING DOORS) SHALL NOT BE LESS THAN THE FOLLOWING NOISE ISOLATION CLASS (NIC) STANDARDS WHEN TESTED IN ACCORDANCE WITH ASTM E 336:

CONFERENCE ROOMS:	NIC-40
OFFICES:	NIC-35

CERTIFICATION:
****************

THE CONTRACTED OFFICER MAY REQUIRE AT NO COST TO THE GOVERNMENT, A CERTIFICATION ATTESTING THAT ACOUSTICAL REQUIREMENTS HAVE BEEN MET. CERTIFICATION MUST BE ACCOMPANIED BY TEST REPORTS BY A QUALIFIED ACOUSTICAL CONSULTANT VERIFYING REQUIREMENTS FOR CONTROL OR AMBIENT NOISE AND NOISE ISOLATION.

THE REQUIREMENTS OF THIS PARAGRAPH SHALL TAKE AS A MINIMUM ADDITIONAL SPECIFICATIONS IN THE SPECIAL REQUIREMENTS WHICH SHALL GOVERN ONLY WHERE APPLICABLE.

59 WINDOW COVERING

WINDOW BLINDS:
*****************

ALL EXTERIOR WINDOWS SHALL BE EQUIPPED WITH WINDOW BLINDS. THE BLINDS MAY BE ALUMINUM OR PLASTIC VERTICAL BLINDS OR HORIZONTAL BLINDS WITH ALUMINUM SLATS OF 1-INCH WIDTH OR LESS FOR HORIZONTAL BLINDS AND 3 INCHES FOR VERTICAL BLINDS. THE USE OF ANY OTHER MATERIAL MUST BE APPROVED BY THE CONTRACTING OFFICER. THE WINDOW BLINDS MUST HAVE NONCORRODING MECHANISMS AND SYNTHETIC TAPES. COLOR SELECTION; WILL BE MADE BY THE CONTRACTING OFFICER IN WRITING.

DRAPERIES:
*************

DRAPERIES WILL PROVIDED IN THE FOLLOWING AREAS: ADMINISTRATOR’S SUITE OF OFFICES, HEADS OF PROGRAM AND STAFF OFFICES AND DEPUTIES, THE INFORMATION CENTER, AND THE MAIN LIBRARY.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 50 of 79

DRAPERY FABRIC MUST BE FLAME-RETARDANT. FABRICS SHALL BE LINED WITH EITHER WHITE OR OFF-WHITE PLAIN LINING FABRIC SUITED TO THE DRAPERY FABRIC WEIGHT. DRAPERY FABRIC SHALL CONFORM TO NFPA NO. 701. DRAPERIES SHALL BE EITHER FLOOR-, APRON-, OR SILL-LENGTH, AS SPECIFIED BY THE GOVERNMENT, AND SHALL BE WIDE ENOUGH TO COVER WINDOW AND TRIM. DRAPERIES SHALL BE HUNG WITH DRAPERY HOOKS ON WELL-ANCHORED HEAVY-DUTY TRAVERSE RODS. TRAVERSE RODS SHALL DRAW FROM EITHER THE CENTER, RIGHT, OR LEFT SIDE.

CONSTRUCTION:
****************

DRAPERIES MUST BE MADE AS FOLLOWS:

*	ONE-HUNDRED-PERCENT FULLNESS, INCLUDING OVERLAP, 1-1/2 INCH SIDE HEMS AND NECESSARY RETURNS.

*	FOUR-INCH DOUBLE HEADINGS TURNED OVER A 4-INCH PERMANENTLY FINISHED STIFFENER.

*	FOUR-INCH DOUBTED AND BLIND-STITCHED BOTTOM HEMS.

*	THREEFOLD PINCH PLEATS.

*	SAFETY STITCHED INTERMEDIATE SEAMS.

*	MATCHED PATTERNS

*	TACKED CORNERS.

*	NO RAW EDGES OR EXPOSED SEAMS.

USE OF EXISTING DRAPERIES MUST BE APPROVED BY THE CONTRACTING OFFICER.

SAMPLES:
*********

A MINIMUM OF SIX PATTERNS AND COLORS SHALL BE MADE AVAILABLE TO THE GOVERNMENT FOR SELECTION; SHADING OF SAMPLE FABRIC SHALL NOT VARY MARKEDLY FROM THAT OF THE FINAL PRODUCT.

60  BUILDING DIRECTORY (As Amended 12/18/89)

A directory for the exclusive use of the Government shall be provided pursuant to the specifications included in Paragraph 103; SR 7.1.

61  FLAGPOLE

A FLAGPOLE SHALL BE PROVIDED AT A LOCATION TO BE APPROVED BY THE CONTRACTING OFFICER. THE FLAG WILL BE PROVIDED BY THE GOVERNMENT. THIS REQUIREMENT MAY BE WAIVED IF DETERMINED INAPPROPRIATE BY GSA.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 51 of 79

SECTION: 6
MECHANICAL, ELECTRICAL, PLUMBING

62  GENERAL (As Amended 06/16/89)

THE LESSOR SHALL PROVIDE AND OPERATE ALL BUILDING EQUIPMENT AND SYSTEMS IN ACCORDANCE WITH APPLICABLE TECHNICAL PUBLICATIONS, MANUALS, AND STANDARD PROCEDURES. MAINS, LINES, AND METERS FOR UTILITIES SHALL BE PROVIDED BY THE LESSOR. EXPOSED DUCTS, PIPING, AND CONDUITS ARE NOT PERMITTED IN OFFICE SPACE, PUBLIC CIRCULATION AREAS, AND OTHER GOVERNMENT-OCCUPIED AREAS EXCEPT AS SPECIFICALLY STATED.

Plumbing shall be provided in accordance with local code requirements.

63  DRINKING FOUNTAINS

THE LESSOR SHALL PROVIDE DRINKING FOUNTAINS PER LOCAL CODE REQUIREMENTS BUT NOT LESS THAN ONE DRINKING FOUNTAIN ON EACH FLOOR OF OFFICE SPACE. UNIT SHALL BE LOCATED SO NO PERSON WILL HAVE TO TRAVEL MORE THAN 150 FEET TO REACH IT. THE WATER SHALL BE CHILLED. ALL WATER FOUNTAINS SHALL BE ACCESSIBLE TO AND USABLE BY THE PHYSICALLY DISABLED. THEY SHALL HAVE AN UPFRONT SPOUT AND CONTROL WHICH IS LOCATED NO HIGHER THAN 36 INCHES ABOVE THE FINISHED FLOOR. CONTROLS SHALL BE HAND OR HAND- AND FOOT-OPERATED. CONVENTIONAL, FLOOR-MOUNTED WATER FOUNTAINS CAN BE SERVICEABLE TO INDIVIDUALS IN WHEELCHAIRS IF A CLEAR FLOOR SPACE OF 30 INCHES BY 48 INCHES IS PROVIDED ADJACENT TO THE FOUNTAIN. A WALL-MOUNTED, HAND-OPERATED COOLER MAY SERVE THE ABLE-BODIED AND PHYSICALLY DISABLED EQUALLY WELL WHEN THE BUBBLER IS MOUNTED NO HIGHER THAN 36 INCHES AND THERE IS CLEAR KNEE SPACE BETWEEN THE BOTTOM OF THE APRON OF THE COOLER AND THE FLOOR AT LEAST 27 INCHES HIGH, 30 INCHES WIDE, AND 17 TO 19 INCHES DEEP. A FULLY RECESSED WATER FOUNTAIN IS NOT RECOMMENDED. THE WATER FOUNTAIN SHOULD NOT BE SET INTO AN ALCOVE UNLESS THE ALCOVE IS WIDER THAN 30 INCHES AND NOT MORE THAN 2 FEET DEEP. THE LESSOR SHALL PROVIDE WRITTEN CERTIFICATION THAT DRINKING FOUNTAIN WATER MEETS THE MINIMUM ACCEPTABLE ENVIRONMENTAL PROTECTION AGENCY OR OTHER MORE STRINGENT LIMITS OR LEAD OR ANY OTHER CONTAMINATION PROHIBITED OR LIMITED BY REGULATIONS. THE LESSOR SHALL BE RESPONSIBLE TO PROVIDE A RECERTIFICATION ON AN ANNUAL BASIS TO THE CONTRACTING OFFICER THAT THE DRINKING WATER IS IN COMPLIANCE WITH APPLICABLE STANDARDS.

64  RESTROOMS

SEPARATE TOILET FACILITIES FOR MEN AND WOMEN SHALL BE PROVIDED ON EACH FLOOR IN THE BUILDING. THE FACILITIES MUST E LOCATED SO THAT EMPLOYEES WILL NOT BE REQUIRED TO TRAVEL MORE THAN 150 FEET ON ONE FLOOR TO REACH THE TOILETS. EACH TOILET ROOM SHALL HAVE SUFFICIENT WATER CLOSETS ENCLOSED WITH MODERN; STALL PARTITIONS AND DOORS, URINALS (IN MEN’S ROOM), AND HOT (SET AT 105 DEGREES) AND COLD WATER. WATER CLOSETS AND URINALS SHALL NOT BE VISIBLE WHEN THE EXTERIOR DOOR IS OPEN. EACH SEPARATE TOILET FACILITY FOR WOMEN SHALL BE PROVIDED WITH A 64 SQUARE FOOT (MINIMUM) LOUNGE. EACH MAIN TOILET ROOM SHALL CONTAIN:

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 52 of 79

EQUIPMENT:
************

*	A MIRROR ABOVE EACH LAVATORY.

*	A TOILET PAPER DISPENSER IN EACH WATER CLOSET STALL, THAT WILL HOLD AT LEAST TWO ROLLS AND ALLOW EASY UNRESTRICTED DISPENSING.

*	A COAT HOOK ON INSIDE FACE OF DOOR TO EACH WATER CLOSET STALL AND ON SEVERAL WALL LOCATIONS BY LAVATORIES.

*	AT LEAST ONE MODERN PAPER TOWEL DISPENSER, SOAP DISPENSER, AND WASTE RECEPTACLE FOR EVERY TWO LAVATORIES.

*	A COIN-OPERATED SANITARY NAPKIN DISPENSER IN WOMEN’S TOILET ROOMS WITH WASTE RECEPTACLE FOR EVERY TWO LAVATORIES.

*	CERAMIC TILE OR COMPARABLE WAINSCOT FROM THE FLOOR TO A MINIMUM HEIGHT OF 4 FEET 6 INCHES.

*	A DISPOSABLE TOILET SEAT COVER DISPENSER.

*
A COUNTER AREA OF AT LEAST 2 FEET IN LENGTH, EXCLUSIVE OF THE LAVATORIES. (HOWEVER, IT MAY BE ATTACHED TO THE LAVATORIES) WITH A MIRROR ABOVE AND A GROUND-FAULT INTERRUPT-TYPE CONVENIENCE OUTLET LOCATED ADJACENT TO THE COUNTER AREA.

TOILET PARTITIONS TO BE OVERHEAD BRACED TYPE, BAKED-ENAMEL FINISH ON GALVANIZED STEEL, WITH CONCEALED ANCHORAGE COMPLETE WITH MANUFACTURER’S STANDARD HEAVY-DUTY CHROME-PLATED HARDWARE AND ACCESSORIES. STEEL SHEETS FOR METAL PARTITIONS TO BE ASTM A 591 CLASS C GALVANIZED, 20 GAGE FOR PILASTERS, PANELS, AND SCREENS; 22 GAGE FOR DOORS. CORE MATERIAL TO BE MANUFACTURER’S STANDARD SOUND-DEADENING HONEYCOMB OF IMPREGNATED KRAFT PAPER, 1 INCH MINIMUM FOR DOORS, PANELS, AND SCREENS; 1-1/4 INCH MINIMUM FOR PILASTERS.

HANDICAPPED:
***************

ALL PUBLIC TOILET ROOMS SHALL BE LOCATED ALONG AN ACCESSIBLE PATH OF TRAVEL AND MUST HAVE ACCESSIBLE FIXTURES, ACCESSORIES, DOORS AND ADEQUATE MANEUVERING CLEARANCES. THE INTERIOR SHALL ALLOW AN UN-OBSTRUCTED FLOOR SPACE OF 5 FEET IN DIAMETER, MEASURED 12 INCHES ABOVE THE FLOOR. AT LEAST ONE MEN’S AND ONE WOMEN’S TOILET ROOM ON EACH FLOOR WHERE THE GOVERNMENT LEASES PART OF THE FLOOR, OR ALL PUBLIC TOILET ROOMS WHERE THE GOVERNMENT LEASES THE ENTIRE FLOOR, SHALL HAVE ONE TOILET STALL THAT:

*	IS 60 INCHES WIDE

*	HAS A MINIMUM DEPTH OF 56 INCHES WHEN WALL-MOUNTED CLOSETS ARE USED OR 59 INCHES WHEN FLOOR-MOUNTED CLOSETS ARE USED.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 53 of 79

*	HAS A CLEAR FLOOR AREA.

*	HAS A DOOR THAT IS 32 INCHES WIDE AND SWINGS OUT.

*
HAS HANDRAILS ON EACH SIDE, (FLOOR TRANSFER STALL) OR ON THE SIDE AND BACK (SIDE TRANSFER STALL). THEY SHALL BE 33 TO 36 INCHES HIGH AND PARALLEL TO THE FLOOR, 1-1/4 TO 1-1/2 INCHES IN OUTSIDE DIAMETER, WITH 1-1/2 INCH CLEARANCE BETWEEN RAIL AND WALL, AND FASTENED SECURELY AT ENDS AND CENTER. THEY SHALL HAVE NO SHARP EDGES AND MUST PERMIT THE CONTINUOUS SLIDING OF HANDS.

*
HAS A WATER CLOSET MOUNTED AT A HEIGHT FROM 17 TO 19 INCHES, MEASURED FROM THE FLOOR TO THE TOP OF THE SEAT. HAND-OPERATED OR AUTOMATIC FLUSH CONTROLS SHALL BE MOUNTED NO HIGHER THAN 44 INCHES ABOVE THE FLOOR.

ALTERNATE ACCESSIBLE TOILET STALLS:
****************************************

A STALL MEASURING 36 INCHES OR 48 INCHES WIDE BY 66 INCHES, BUT PREFERABLY 72 INCHES DEEP, MAY BE ACCEPTABLE AS DETERMINED BY THE CONTRACTING OFFICER.

HANDICAPPED LAVATORY:
**************************

AT LEAST ONE LAVATORY SHALL BE MOUNTED WITH THE RIM OR COUNTER SURFACE NOT HIGHER THAN 34 INCHES (865MM) ABOVE THE FINISHED FLOOR. PROVIDE A CLEARANCE OF AT LEAST 29 INCHES (735MM) FROM THE FLOOR TO THE BOTTOM OF THE APRON.

FAUCETS SHALL BE LEVER-OPERATED, PUSH-TYPE, OR ELECTRONICALLY ACTIVATED FOR ONE-HAND OPERATION WITHOUT THE NEED FOR TIGHT PINCHING OR GRASPING. DRAIN PIPES AND HOT-WATER PIPES UNDER A LAVATORY MUST BE COVERED, INSULTED, OR RECESSED FAR ENOUGH SO THAT WHEELCHAIR INDIVIDUALS WITHOUT SENSATION WILL NOT BURN THEMSELVES.

HANDICAPPED OTHER REQUIREMENTS:
**************************************

ONE MIRROR WITH SHELF SHALL BE PROVIDED ABOVE THE LAVATORY AT A HEIGHT AS LOW AS POSSIBLE AND NO HIGHER THAN 40 INCHES ABOVE THE FLOOR, MEASURED FROM THE TOP OF THE SHELF AND THE BOTTOM OF THE MIRROR. A COMMON MIRROR PROVIDED FOR BOTH THE ABLE THE DISABLED MUST PROVIDE A CONVENIENT VIEW FOR BOTH. TOILET ROOMS FOR MEN SHALL HAVE A WALL-MOUNTED URINAL WITH AN ELONGATED LIP, WITH THE BASIN OPENING NO MORE THAN 17 INCHES ABOVE THE FLOOR. ACCESSIBLE FLOOR-MOUNTED STALL URINALS WITH BASINS AT THE LEVEL OF THE FLOOR ARE ACCEPTABLE. THE TOILET ROOMS SHALL HAVE AT LEAST ONE TOWEL RACK, TOWEL DISPENSERS, AND OTHER DISPENSERS AND DISPOSAL UNITS MOUNTED NO HIGHER THAN 48 INCHES FROM THE FLOOR OR 54 INCHES IF A PERSON IN A WHEELCHAIR HAS TO APPROACH IT FROM THE SIDE.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 54 of 79

65  RESTROOMS: FIXTURE SCHEDULE

THE TOILET FIXTURE SCHEDULES SPECIFIED BELOW SHALL BE APPLIED TO EACH FULL FLOOR BASED ON ONE PERSON FOR EACH 135 SQUARE FEET OF OFFICE SPACE IN A RATIO OF 50 PERCENT MEN AND 50 PERCENT WOMEN.

REFER TO THE SCHEDULE SEPARATELY FOR EACH SEX.

NUMBER OF MEN*/WOMEN	WATER CLOSETS	LAVATORIES
1-15	1	1
16-35	2	2
36-55	3	3
56-60	4	3
61-80	4	4
81-90	5	4
91-110	5	5
111-125	6	5
126-150	6	**
OVER 150	***

*	IN MEN’S FACILITIES, URINALS MAY BE SUBSTITUTED FOR ONE-THIRD OF THE WATER CLOSETS SPECIFIED.

**	ADD ONE LAVATORY FOR EACH 45 ADDITIONAL EMPLOYEES OVER 125.

***	ADD ONE WATER CLOSET FOR EACH 40 ADDITIONAL EMPLOYEES OVER 150.

66  JANITOR CLOSETS

JANITOR CLOSETS WITH SERVICE SINK, HOT AND COLD WATER, AND AMPLE STORAGE FOR CLEANING EQUIPMENT, MATERIALS, AND SUPPLIES SHALL BE PROVIDED ON ALL FLOORS. JANITOR CLOSETS SHALL BE PHYSICALLY SEPARATE FROM RESTROOMS.

67  HEATING AND AIR CONDITIONING

THERMOSTATS SHALL BE SET TO MAINTAIN A TEMPERATURE OF 68 DEGREES F DURING THE HEATING SEASON AND 78 DEGREES F DURING THE COOLING SEASON. THESE TEMPERATURES MUST BE MAINTAINED THROUGHOUT THE LEASED PREMISES AND SERVICE AREAS, REGARDLESS OF OUTSIDE TEMPERATURES, DURING THE HOURS OF OPERATION SPECIFIED IN THE LEASE.

DURING NONWORKING HOURS, HEATING TEMPERATURES SHALL BE SET NO HIGHER THAN 55 DEGREES F AND AIR CONDITIONING WILL NOT BE PROVIDED. THERMOSTATS SHALL BE SECURED FROM MANUAL OPERATION BY KEY OR LOCKED CAGE. A KEY SHALL BE PROVIDED TO THE GSA FIELD OFFICE MANAGER.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 55 of 79

HEATING SYSTEMS SHALL NOT BE OPERATED TO MAINTAIN TEMPERATURES ABOVE 68 DEGREES F, AND COOLING SYSTEMS SHALL NOT BE OPERATED TO ACHIEVE TEMPERATURES BELOW 78 DEGREES F. HEATING ENERGY SHALL NOT BE USED TO ACHIEVE THE TEMPERATURE SPECIFIED FOR COOLING, AND COOLING ENERGY SHALL NOT BE USED TO ACHIEVE THE TEMPERATURE SPECIFIED FOR HEATING.

AREAS HAVING EXCESSIVE HEAT GAIN OR HEAT LOSS, OR AFFECTED BY SOLAR RADIATION AT DIFFERENT TIMES OF THE DAY, SHALL BE INDEPENDENTLY CONTROLLED.

PROVIDE HEAT TO MAINTAIN 40 DEGREES F IN SPACES WHICH ARE NOT HEATED, VENTILATED, AND AIR-CONDITIONED, BUT WHICH ARE LOCATED ON THE EXTERIOR OF THE BUILDING WHERE THERE IS A POSSIBILITY OF SPRINKLER PIPING FREEZING.

FOR AREAS TO BE HEATED AND VENTILATED ONLY, MAINTAIN 60 DEGREES F WITH AIR CIRCULATION CFM RATE BASED ON ROOM HEAT GAIN AT 20 DEGREES TEMPERATURE DIFFERENCE OR 2 CFM/SQ. FT., WHICHEVER IS GREATER.

EXHAUST TOILETS AT 2 CFM/SQ. FT. OR 50 CFM, WHICHEVER IS GREATER. SUPPLY LOCKER ROOMS AT 2 CFM/SQ. FT. EXHAUST 100 PERCENT OF SUPPLY AIR FROM LOCKER ROOM AND FROM NEARBY TOILETS TO BUILDING EXHAUST.

ZONE CONTROL:
****************

INDIVIDUAL THERMOSTAT CONTROL SHALL BE PROVIDED FOR ALL OFFICE SPACE WITH CONTROL AREAS NOT TO EXCEED 2000 SQUARE FEET. AREAS WHICH ROUTINELY HAVE EXTENDED HOURS OF OPERATION SHALL BE ENVIRONMENTALLY CONTROLLED THROUGH DEDICATED HEATING AND AIR-CONDITIONING EQUIPMENT. SPECIAL-PURPOSE AREAS (SUCH AS PHOTOCOPY CENTERS, LARGE CONFERENCE ROOMS, ETC.) WITH AN INTERNAL LOAD IN EXCESS OF 5 TONS SHALL BE INDEPENDENTLY CONTROLLED. CONCEALED PACKAGE AIR-CONDITIONING EQUIPMENT SHALL BE PROVIDED TO MEET LOCALIZED SPOT COOLING OF TENANT SPECIAL EQUIPMENT. PORTABLE SPACE HEATERS ARE PROHIBITED FROM USE.

HEATING/COOLING PLANT:
**************************

A HEATING AND COOLING PLANT SHALL BE PROVIDED FOR THE BUILDING. HEATING AND COOLING PLANT SHALL HAVE ADEQUATE REDUNDANCY TO ALLOW FOR NORMAL MAINTENANCE OF EQUIPMENT AND/OR REPAIR OF EQUIPMENT FAILURE WITHOUT INTERRUPTION OF SERVICE TO OFFICE AND CRITICAL EQUIPMENT AREAS OF THE BUILDING.

REFRIGERATION SYSTEM SHALL BE DESIGNED TO ACCOMMODATE AN ELECTRICAL LOAD OF 6 WATTS PER SQUARE FOOT FOR ALL OFFICE AREAS.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 56 of 79

A SECONDARY CHILLED-WATER SYSTEM OR A SECONDARY CONDENSER WATER SYSTEM INCLUDING DEDICATED TWO-CELL COOLING TOWER, PUMPS, AND SECONDARY CHILLED-WATER OR CONDENSER WATER PIPING RISERS WITH VALVED CONNECTIONS AT EACH FLOOR FOR SELF-CONTAINED COMPUTER AIR-CONDITIONING EQUIPMENT INSTALLATIONS SHALL BE PROVIDED. SYSTEM SHALL BE OPERATIONAL 24 HOURS PER DAY, 365 DAYS PER YEAR, AND SHALL HAVE ADEQUATE REDUNDANCY TO ALLOW FOR NORMAL MAINTENANCE OF EQUIPMENT AND/OR REPAIR OF EQUIPMENT FAILURE WITHOUT INTERRUPTION OF SERVICE TO CRITICAL EQUIPMENT FACILITIES. A WATER TREATMENT SYSTEM SHALL BE PROVIDED FOR THE SECONDARY WATER SYSTEM. THE SECONDARY CHILLED-WATER SYSTEM OR THE SECONDARY CONDENSER WATER SYSTEM SHALL BE SIZED FOR 900 TONS OF COOLING. THE SECONDARY CHILLED-WATER RISERS AND VALVES OR CONDENSER WATER RISERS AND VALVED CONNECTIONS SHALL BE SIZED TO ALLOW ANY FLOOR FULL DESIGN LOAD FOR THE FLOOR PLUS 100-PERCENT ADDITIONAL DESIGN LOAD FOR THE FLOOR.

EQUIPMENT PERFORMANCE:
***************************

TEMPERATURE CONTROL FOR OFFICE SPACES SHALL BE ASSURED BY CONCEALED CENTRAL HEATING AND AIR-CONDITIONING EQUIPMENT. THE EQUIPMENT SHALL MAINTAIN SPACE TEMPERATURE CONTROL OVER A RANGE OF INTERNAL LOAD FLUCTUATIONS OF PLUS 0.5 WATT/SQ. FT. TO MINUS 1.5 WATTS/SQ. FT. FROM INITIAL DESIGN REQUIREMENTS OF THE TENANT. HVAC SYSTEM DESIGN AND CAPACITY MUST ACCOMMODATE THE EXTRA HEAT LOAD INHERENT IN THE GOVERNMENT’S EXPECTED OCCUPANCY RATE OF ONE PERSON PER 135 SQUARE FEET OF SPACE AND OFFICE AUTOMATION EQUIPMENT PLANNED AT A RATE OF ONE OFFICE AUTOMATION WORK STATION PER EVERY EMPLOYEE.

68  VENTILATION (As Amended 10/26/89)

Outside air shall be provided to all office space for a minimum of twenty (20) cubic feet per minute (CFM) for each person or 0.2 CFM per square foot, whichever is greater. Economizer cycle-free cooling, using outside air may be used for cooling. Where the Government pays utilities, an automatic air economizer cycle must be provided to all air-handling equipment. Conference rooms of one hundred and twenty (120) square feet or greater shall be provided with a dedicated source of ventilation air or be fitted with air-handling equipment with smoke/odor-removing filters. Within the scope of this lease, the only conference rooms to receive a dedicated source of ventilation air or be fitted with air-handling equipment with smoke/odor removing filters are specified in Paragraph 103 of this SFO. Should any additional rooms require supplementary ventilation, the necessary materials and installation shall be provided at the Government expense.

WHERE THE LESSOR PROPOSES THAT THE GOVERNMENT SHOULD PAY UTILITIES, THE BUILDING SHALL HAVE A FULLY FUNCTIONAL BUILDING AUTOMATION SYSTEM (BAS) CAPABLE OF CONTROL REGULATION AND MONITORING OF ALL ENVIRONMENTAL CONDITIONING EQUIPMENT. THE BAS SHALL BE FULLY SUPPORTED BY A SERVICE AND MAINTENANCE CONTRACT.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 57 of 79

69  ELECTRICAL: GENERAL (As Amended 01/30/90)

THE LESSOR SHALL BE RESPONSIBLE FOR MEETING THE APPLICABLE REQUIREMENTS OF THE NATIONAL ELECTRIC CODE, THE NATIONAL ELECTRIC SAFETY CODE; STANDARDS OF THE NATIONAL ELECTRIC MANUFACTURERS’ ASSOCIATION, INSULATED POWER CABLE ENGINEERS’ ASSOCIATION, THE AMERICAN INSTITUTE OF ELECTRICAL ENGINEERS, AND LOCAL CODES AND ORDINANCES. WHEN CODES CONFLICT, THE MORE STRINGENT STANDARD SHALL APPLY. MAIN SERVICE FACILITIES WILL BE ENCLOSED. THE ENCLOSURE MAY NOT BE USED FOR STORAGE OR OTHER PURPOSES AND SHALL HAVE DOORS OUTFITTED WITH AN AUTOMATIC DEADLOCKING LATCH BOLT WITH A MINIMUM THROW OF ½ INCH. DISTRIBUTION PANELS MUST BE CIRCUIT-BREAKER TYPE WITH 10-PERCENT SPARE POWER LOAD AND CIRCUITS. COPPER WIRE SHALL BE USED FOR ALL POWER WIRING LOCATED IN AND SERVICING THE SPACE LEASED, IF THE FULL BUILDING IS TO BE LEASED THAN ALL BUILDING WIRING MUST BE COPPER UNLESS APPROVED IN WRITING BY THE CONTRACTING OFFICER.

69A  PRIMARY DISTRIBUTION (As Amended 01/30/90)

A single spot network system shall be used with three (3) or more primary feeders to ensure a high degree of service continuity. All such feeders shall enter the site and continue to the building below grade.

69B  SYSTEM CAPACITY

Capacity shall be provided in the building electrical switchgear to accommodate the actual lighting and HVAC loads, the computer equipment rooms based on 50 watts per square foot for a minimum of 5-percent of the total gross floor area, of the building, general equipment load based on 6 watts per square foot of the total gross floor area, plus 25-percent spare capacity.

69C  SECONDARY DISTRIBUTION

Electrical 480Y/277-volt, 3-phase, 4-wire distribution feeders shall be designed for the actual lighting and HVAC loads, plus 6 watts per square foot for general equipment load. Other 208Y/120-volt, 3-phase, 4-wire feeders, transformers, and panels shall be designed for 6 watts per square foot for general equipment load. Panels shall be sized for at least 30-percent spare circuit capacity. Feeders for HVAC and elevator equipment shall be designed to meet operating loads.

69D  STANDBY POWER SUPPLY (As Amended 01/24/90)

The building shall be provided with a standby emergency generator. Capacity shall be capable of supporting all required emergency lighting; exit lighting (signs), fire alarm panels, fire protection systems, including engineered smoke control, security systems, and elevators.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 58 of 79

69E  GROUNDING

An underground grounding grid shall be provided to ground the electrical substation equipment, electric metal raceways, transformer neutrals, shielding, metallic enclosure of all equipment for life safety, all building steel columns, raised floors, and down leaders from the lightning protection system. Copper-clad steel ground rod at least 10 feet long and ¾ inch in diameter shall be driven around the periphery of the building’s ground loop. The grounding grid will consist of a loop of stranded annealed copper wire of minimum 4/0 AWG.

Equipment ground wire (Green Insulated Type TW) shall be installed in all feeder and branch circuit conduit for receptacle and lighting circuits and shall be connected to an insulating ground bus in each panelboard.

69F  LIGHTNING PROTECTION

Lightning protection for this facility shall be provided in accordance with the NFPA.

The complete installation shall conform in all respects to the current requirements of the Underwriters Laboratories, Inc. and all legal, labor, insurance, or other authorities having jurisdiction. The installing contractor, such as Bonded Lightning, Rockville, Maryland, and Norfolk, Virginia, shall have a minimum of 5 years experience in this specialized work and shall be listed and approved by the Underwriters Laboratories, Inc.

All materials used shall be furnished and recommended for their intended use by reputable lightning protection manufacturers. Upon completion of this system, the lightning protection contractor shall furnish to the owner and architect a ground resistance test report. Resistance shall not exceed 10 ohms, and it must have the Underwriters Laboratories, Inc. Master Labeled C Plate of Approval.”

70A  ELECTRICAL: DISTRIBUTION

PROVIDE AN ELECTRICAL DISTRIBUTION PLAN WHICH WILL PROVIDE ADEQUATE FLEXIBILITY TO ENSURE A UNIFORM PATTERN IN THE SPACE. POWER POLES ARE NOT ACCEPTABLE.

70B  ELECTRICAL: DISTRIBUTION (ALTERNATIVE)

AREAS WITH ACCESS FLOOR

THE FOLLOWING SHALL BE PROVIDED AS A SPECIFICALLY PRICED OPTION FOR USE WITH ACCESS FLOORING.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 59 of 79

ONE GENERAL POWER DISTRIBUTION BOX SHALL BE PROVIDED FOR EVERY 400 SQUARE FEET OF ACCESS FLOOR AREA. DISTRIBUTION BOXES SHALL HAVE TWO CIRCUITS AND SIX OUTLETS AND SHALL BE LOCATED ON THE CONCRETE SLAB BELOW THE RAISED ACCESS FLOOR SYSTEM. FLOOR OUTLETS FOR INSTALLATION IN RAISED ACCESS FLOOR PANELS SHALL BE PROVIDED ON THE BASIS OF ONE PER 75 SQUARE FEET OF ACCESS FLOOR. EACH OUTLET SHALL HAVE A FOURPLEX (DOUBLE DUPLEX) RECEPTACLE WITH A 15 FOOT LONG BX CABLE WITH A CONNECTOR COMPATIBLE WITH THE GENERAL POWER DISTRIBUTION BOXES AND PROVISIONS FOR TELECOMMUNICATIONS (VOICE AND DATA). DUPLEX WALL OUTLETS SHALL BE PROVIDED ON THE BASIS OF ONE PER 100 SQUARE FEET.

THE LESSOR MUST ENSURE THAT OUTLETS AND ASSOCIATED WIRING (FOR ELECTRICITY, VOICE, AND DATA) TO THE WORKSTATION WILL BE SAFELY CONCEALED UNDER THE RAISED ACCESS FLOORING. CABLE ON THE FLOOR SURFACE MUST BE MINIMIZED. POWER POLES ARE NOT ACCEPTABLE. WIRING MUST BE CONCEALED UNDER THE FLOOR. ALL FLOORS MUST HAVE 220-VOLT, SINGLE-PHASE, 60-HERTZ ELECTRIC SERVICE AVAILABLE. DUPLEX OUTLETS MUST BE CIRCUITED SEPARATELY FROM THE LIGHTING. THE ELECTRICAL SYSTEM MUST HAVE AN ALLOWANCE OF 5.0 WATTS PER NET USABLE SQUARE FOOT TO ACCOMMODATE OFFICE AUTOMATION EQUIPMENT THROUGHOUT THE SPACE.

71  ELECTRICAL DISTRIBUTION (As Amended 11/28/89)

AREAS WITHOUT ACCESS FLOOR

Duplex floor or wall outlets shall be provided in areas without raised access floor on the basis of one per 100 square feet for duplex wall outlets and one per 300 square feet for floor outlets. Telecommunications (voice and data) floor or wall outlets shall also be provided on a basis of one per 300 square feet for telecommunications wall outlets and one per 300 square feet for floor outlets with a minimum of one per enclosed space.

The lessor must ensure that outlets and wiring will be safely concealed by a method acceptable to the Contracting Officer. Cable on the floor surface shall be minimized; and power poles are not acceptable. All floors shall have 220-volt, single-phase, 60-hertz electric service available; duplex outlets shall be circuited separately from the lighting. The electrical system must have an allowance of 6.0 watts per net usable square foot, to accommodate office automation equipment throughout the space.

72  ELECTRICAL: ADDITIONAL DISTRIBUTION SPECIFICATIONS

IF THE OFFEROR PROPOSES THAT BUILDING MAINTENANCE WILL BE THE RESPONSIBILITY OF THE GOVERNMENT, THE LESSOR SHALL PROVIDE DUPLEX UTILITY OUTLETS IN TOILETS, CORRIDORS, AND DISPENSING AREAS FOR MAINTENANCE PURPOSES AT NO COST TO THE GOVERNMENT. FUSES AND CIRCUIT BREAKERS SHALL BE PLAINLY MARKED OR LABELED TO IDENTIFY CIRCUITS OR EQUIPMENT SUPPLIED THROUGH THEM.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 60 of 79

73  TELEPHONE EQUIPMENT

THE GOVERNMENT RESERVES THE RIGHT TO PROVIDE ITS OWN TELECOMMUNICATION (VOICE AND DATA) SERVICE IN THE SPACE TO BE LEASED. THE GOVERNMENT MAY CONTRACT WITH ANOTHER PARTY TO HAVE INSIDE WIRING AND TELEPHONE EQUIPMENT INSTALLED OR USE WIRING PROVIDED BY THE LESSOR, IF AVAILABLE. IN ANY CASE, SPACE FOR TELECOMMUNICATION EQUIPMENT SHALL BE PROVIDED BY THE LESSOR.

TELECOMMUNICATION SWITCH ROOMS, WIRE CLOSETS, AND BELATED SPACES SHALL BE ENCLOSED. THE ENCLOSURE MAY NOT BE USED FOR STORAGE OR OTHER PURPOSES.

PUBLIC TELEPHONES:
*******************

A MINIMUM OF SIX PUBLIC TELEPHONES SHALL BE PROVIDED IN THE AREA OF THE LOBBY subject to C&P telephone or another vendor agreeing to provide said equipment. The lessor may designate specific areas for the installation of public telephones. A MINIMUM OF ONE PUBLIC TELEPHONE SHALL BE EQUIPPED FOR THOSE WITH HEARING DISABILITIES. A MINIMUM OF ONE SHALL BE MADE ACCESSIBLE TO PERSONS IN WHEELCHAIRS BY WALL MOUNTING THEM SO THE TOP OF THE PHONE IS NO MORE THAN 48 INCHES FROM THE FLOOR (FRONTAL APPROACH) OR 54 INCHES (PARALLEL APPROACH) THE LENGTH OF THE CORD FROM THE TELEPHONE TO THE HANDSET SHOULD BE AT LEAST 29 INCHES.

74  LIGHTING: INTERIOR

MODERN, DIFFUSED FLUORESCENT FIXTURES USING NO MORE THAN 2.0 WATTS PER SQUARE FOOT SHALL BE PROVIDED. SUCH FIXTURES SHALL BE CAPABLE OF PRODUCING AND MAINTAINING A UNIFORM LIGHT LEVEL OF 50 FOOTCANDLES AT WORKING SURFACE HEIGHT THROUGHOUT THE SPACE. WHEN THE SPACE IS NOT IN USE BY THE GOVERNMENT, INTERIOR AND EXTERIOR LIGHTING, EXCEPT THAT ESSENTIAL FOR SAFETY AND SECURITY PURPOSES, SHALL BE TURNED OFF.

BUILDING ENTRANCES AND PARKING AREAS MUST BE LIGHTED. BALLASTS ARE TO BE RAPID-START, THERMALLY PROTECTED, VOLTAGE REGULATING TYPE, UL-LISTED AND ETL APPROVED.

OUTDOOR PARKING AREAS SHALL HAVE A MINIMUM OF 1 FOOTCANDLE OF ILLUMINATION. INDOOR PARKING AREAS SHALL HAVE A MINIMUM OF 10 FOOTCANDLES LEVEL ILLUMINATION.

FOUR-FOOT FLUORESCENT LAMPS WILL BE ENERGY-SAVING 34-WATT, 1-AMPERE. LIGHTING IN AREAS WITH NO CEILING WILL BE PENDANT OR WALL-MOUNTED FLUORESCENT FIXTURES. PROVIDE APPROVED LAMP-PROTECTION DEVICES IN LIGHT INDUSTRIAL AREAS, INCLUDING LOADING DOCK AND GARAGE, HIGH-INTENSITY-DISCHARGE (HID) LIGHTING WILL BE USED, PRIMARILY OF THE METAL HALIDE (MH) AND SUPER METAL HALIDE (SMH) TYPE. LIGHTING FIXTURES SHALL BE PROVIDED WITH LENSES.

75  SWITCHES

SWITCHES AND CONTROLS FOR LIGHTING, HEAT, FIRE ALARMS, AND ALL SIMILAR CONTROLS OF FREQUENT OR ESSENTIAL USE SHALL BE PLACED NO HIGHER THAN 54 INCHES FROM THE FLOOR WITH 48 INCHES PREFERRED.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 61 of 79

76  ADDITIONAL ELECTRICAL CONTROLS

SWITCHES SHALL BE LOCATED ON COLUMNS OR WALLS BY DOOR OPENINGS. NO MORE THAN 1000 SQUARE FEET OF OPEN SPACE SHALL BE CONTROLLED BY ONE LIGHT SWITCH. IF THE OFFEROR PROPOSED THAT THE GOVERNMENT PAY SEPARATELY FOR ELECTRICITY, NO MORE THAN 500 SQUARE FEET OF OFFICE MAY BE CONTROLLED BY ONE SWITCH OR AUTOMATIC LIGHT CONTROL AND MUST BE PROVIDED TO ALL SPACE ON THE GOVERNMENT METER, EITHER THROUGH A BUILDING AUTOMATION SYSTEM, TIME CLOCK, OCCUPANT SENSOR, OR OTHER COMPARABLE SYSTEM ACCEPTABLE TO THE CONTRACTING OFFICER.

77  ELEVATORS (As Amended 09/21/89)

THE LESSOR SHALL PROVIDE SUITABLE PASSENGER AND FREIGHT ELEVATOR SERVICE TO ALL GSA-LEASED SPACE NOT HAVING GROUND-LEVEL ACCESS. SERVICE SHALL BE AVAILABLE DURING THE HOURS SPECIFIED IN THE PARAGRAPH ENTITLED “NORMAL HOURS,” BELOW. HOWEVER, ONE ELEVATOR SHALL BE AVAILABLE AT ALL TIMES FOR GOVERNMENT USE. GSA WILL BE GIVEN 24-HOUR ADVANCE NOTICE IF THE SERVICE IS TO BE INTERRUPTED MORE THAN 1½ HOURS. INTERRUPTION SHALL BE SCHEDULED FOR MINIMUM INCONVENIENCE.

CODE:
******

ELEVATORS SHALL CONFORM TO THE CURRENT EDITIONS OF THE AMERICAN NATIONAL STANDARD A17.1, SAFETY CODE FOR ELEVATORS AND ESCALATORS, EXCEPT THAT ELEVATOR CARS ARE NOT REQUIRED TO HAVE A VISUAL OR AUDIBLE SIGNAL TO NOTIFY PASSENGERS DURING AUTOMATIC RECALL, AND ELEVATOR LOBBY SMOKE DETECTORS MUST NOT ACTIVATE THE BUILDING FIRE ALARM SYSTEM, BUT MUST SIGNAL THE FIRE DEPARTMENT OR CENTRAL STATION SERVICE AND CAPTURE THE ELEVATORS. THE ELEVATOR SHALL BE INSPECTED AND MAINTAINED IN ACCORDANCE WITH THE CURRENT REQUIREMENTS OF THE AMERICAN NATIONAL STANDARD A17.2, INSPECTOR’S MANUAL FOR ELEVATORS AND ELEVATOR MANUFACTURER’S REQUIREMENTS.

ENTRANCE:
***********

THE ELEVATOR ENTRANCE SHOULD PROVIDE A CLEAR OPENING OF AT LEAST 36 INCHES. THE INSIDE MEASUREMENTS SHALL BE A MINIMUM OF 51 INCHES DEEP AND 68 INCHES WIDE.

CALL BUTTONS:
***************

FIFTY-FOUR INCHES WITH 48 INCHES PREFERRED IS THE MAXIMUM PERMISSIBLE HEIGHT FOR THE NIGHEST CALL BUTTON INSIDE THE CAR. HOWEVER, THE NIGHEST OPERABLE PART OF A TWO-WAY COMMUNICATION SYSTEM INSIDE THE CAR CANNOT EXCEED 48 INCHES FROM THE FLOOR. THE LOBBY CALL BUTTON SHOULD BE CENTERED AT 42 INCHES ABOVE THE FLOOR BUT NO HIGHER THAN 54 INCHES MAXIMUM.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 62 of 79

SAFETY SYSTEMS:
****************

ELEVATORS ARE TO BE EQUIPPED WITH TELEPHONES OR OTHER TWO-WAY EMERGENCY SIGNALLING SYSTEMS. THE SYSTEM USED SHALL BE MARKED AND SHALL REACH THE NASA MAIN SECURITY DESK.

WHEN GOVERNMENT OCCUPANCY IS THREE OR MORE FLOORS ABOVE GRADE, AUTOMATIC ELEVATOR EMERGENCY RECALL IS REQUIRED.

SPEED:
******

THE PASSENGER ELEVATORS MUST HAVE A CAPACITY TO TRANSPORT IN 5 MINUTES 15-PERCENT OF THE NORMAL POPULATION OF ALL UPPER FLOORS (BASED ON 125 SQUARE FEET PER PERSON). FURTHER, THE DISPATCH INTERVAL BETWEEN ELEVATORS DURING THE UP-PEAK DEMAND PERIOD SHOULD NOT EXCEED 35 SECONDS.

77A  ELEVATOR – FREIGHT

The lessor shall provide a minimum of one freight elevator for the exclusive use of the Government. The freight elevator must satisfy or exceed the following criteria:

a. Capacity —	The elevator capacity shall be a minimum of five thousand (5,000) lbs.

b. Enclosure —
The car enclosure shall have flush metal walls and metal car top. Provide hardwood or steel bumpers bolted to the frame construction at the proper level to avoid damage by careless loading and unloading.

c. Entrance —
The car entrance shall have, as a minimum, a horizontal clearance of 72”, where horizontal sliding type doors are used and where vertically counterbalanced doors are used it should be the full width of the elevator. The vertical clearance of the entrance shall be a minimum of 96”.

d. Platform —	The car platform dimensions shall be a minimum of 100” by 120”.

The freight elevator shall be arranged to discharge into a separate vestibule or service lobby on each floor. The freight elevator shall not discharge into a primary route of horizontal circulation such as a main corridor, lobby, etc.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 63 of 79

SECTION: 7
SERVICES, UTILITIES, MAINTENANCE

78  GENERAL (As Amended 01/24/90)

The lessor must have a building superintendent or a locally designated representative available to promptly correct deficiencies.

The lessor shall provide and pay for the cost of the services as specified within the body of this SFO and maintenance of the leased premises including all fixtures installed as specified in the individual areas specified in Paragraph 103 within the rental rate offered, if the offer is submitted in response to Section No. 1, as specified in Paragraph 04 of SFO 89-047 as amended.

The lessor shall also provide, and bear the responsibility for, paying all utility charges associated with the use of the Special Requirement areas specified in Paragraph 103, of this SFO, on a twenty four hour a day seven day a week basis.

In years five, ten and fifteen following the composite lease commencement date; the Government reserves the right to assume responsibility for servicing the entire building upon terms mutually agreeable to both the Government and the lessor.

79  NORMAL HOURS

SERVICES, UTILITIES, AND MAINTENANCE WILL BE PROVIDED DAILY, EXTENDING FROM 6:30 A.M. TO 6:30 P.M., EXCEPT SATURDAYS, SUNDAYS, AND FEDERAL HOLIDAYS.

80  OVERTIME USAGE (As Amended 01/24/90)

(A)
The Government shall have access to the leased space at all times, including the use of elevators, toilets, lights, small business machines and the equipment installed in the building pursuant to the specifications included in Paragraph 103 without additional payment.

(B)
The nine hundred (900) ton secondary heating and cooling plant specified in Paragraph 67, of this solicitation shall be provided with independent utility meters. The Government intends to pay the utilities directly for this service due to the fact that it will service operations that operate on a twenty four (24) hour a day basis.

(C)
If heating or cooling is required on an overtime basis in an area not serviced by the nine hundred (900) ton secondary heating and cooling plant, then such services shall be ordered orally or in writing by a contracting officer or GSA Buildings Manager. When ordered, services will be provided at the hourly rate negotiated prior to award. Costs for personal services shall only be included as authorized by GSA.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 64 of 79

(D)
When the cost of service is $2,000 or less, the service may be ordered orally and an invoice submitted to the official placing the order for certification and payment. Orders for services costing more than $2,000 will be placed using a GSA Form 300, Order for Supplies or Services.

The clauses entitled “GSAR 552.232-70(A) Payment Due Date” and “GSAR 552.232-72, Invoice Requirements” on GSA Form 3517, General Clauses, apply for all orders for overtime services.

(E)	All orders are subject to the terms and conditions of this lease. In the event of a conflict between an order and this lease, the lease shall control.

(F)	The negotiated rate per hour for overtime services is hereby fixed at $92.08 per hour. This figure may be renegotiated on an annual basis.

81  UTILITIES (As Amended 09/21/89)

The lessor shall ensure that utilities necessary for operation are available and shall pay for the cost of all the utilities except for as provided for in paragraph 80 of this solicitation within the rental rate offered.

82  MAINTENANCE AND TESTING OF SYSTEMS (As Amended 01/24/90)

The lessor is responsible for the total maintenance and repair of the leased premises in accordance with Paragraph 16, GSA Form 3517. The foregoing requirement shall be subject to the Government’s obligations pursuant to Paragraph 85, and shall be construed to require normal repair and maintenance by the lessor. The Government shall be responsible for the replacement of any equipment furnished by the Government or by the lessor pursuant to Paragraph 103 whenever such replacement shall be necessary as determined by the Government, and the equipment is not covered under warranty. Such maintenance and repairs include site and private access roads.

All equipment and systems shall be maintained to provide reliable energy efficient service without unusual interruption, disturbing noises, exposure to fire safety hazards, excessive air velocities or unusual emissions of dirt.

The lessor’s maintenance responsibility includes initial supply and replacement of all supplies, materials, and equipment necessary for such maintenance. Maintenance work and the testing of systems must be done in accordance with applicable codes and inspection certificates must be displayed as appropriate. Copies of all records in this regard shall be forwarded to the GSA field office manager or a designated representative.

WITHOUT ANY ADDITIONAL CHARGE, THE GOVERNMENT RESERVES THE RIGHT TO REQUIRE THE LESSOR OR HIS REPRESENTATIVE TO TEST ONCE A YEAR, WITH PROPER NOTICE, SUCH SYSTEMS AS FIRE ALARM, SPRINKLER, EMERGENCY GENERATOR, ETC. TO ENSURE PROPER OPERATION. UPON REQUEST, APPROPRIATE OPERATIONS AND MAINTENANCE MANUALS SHALL BE MADE AVAILABLE FOR THE GOVERNMENT’S REVIEW DURING THESE TESTS. THESE TESTS SHALL BE WITNESSED BY A REPRESENTATIVE OF THE CONTRACTING OFFICER.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 65 of 79

83  FLAG DISPLAY

THE LESSOR SHALL BE RESPONSIBLE FOR FLAG DISPLAY ON ALL WORKDAYS AND FEDERAL HOLIDAYS. THE GOVERNMENT WILL PROVIDE INSTRUCTIONS WHEN FLAGS MUST BE FLOWN AT HALF-STAFF.

84  SECURITY

THE LESSOR SHALL PROVIDE A LEVEL OF SECURITY WHICH PREVENTS UNAUTHORIZED ENTRY TO THE SPACE LEASED DURING NONDUTY HOURS AND PREVENTS LOITERING OR DISRUPTIVE ACTS IN AND AROUND THE SPACE LEASED DURING DUTY HOURS. THE GOVERNMENT RESERVES THE RIGHT TO PROVIDE OR ARRANGE TO PROVIDE ADDITIONAL PROTECTIVE SERVICES CONSISTING OF LAW ENFORCEMENT AND SECURITY ACTIVITIES TO ENSURE THE SAFETY OF ALL VISITORS AND OCCUPANTS OF GOVERNMENT SPACE, TO SAFEGUARD THE GOVERNMENT’S REAL AND PERSONAL PROPERTY, AND TO PREVENT INTERFERENCES WITH OR DISRUPTION ON ALL PROPERTY UNDER GOVERNMENT CONTROL. THIS MAY INCLUDE, BUT IS NOT LIMITED TO, SECURITY GUARD SERVICE AND ALARM SYSTEMS OR DEVICES.

THE GOVERNMENT RESERVES THE RIGHT TO REQUIRE THE LESSOR TO SUBMIT COMPLETED FINGERPRINT CHARTS AND PERSONAL HISTORY STATEMENTS FOR EACH EMPLOYEE OF THE LESSOR AS WELL AS EMPLOYEES OF THE LESSOR’S CONTRACTORS OR SUBCONTRACTORS WHO WILL PROVIDE BUILDING OPERATING SERVICES OF A CONTINUING NATURE FOR THE PROPERTY IN WHICH THE LEASED SPACE IS LOCATED. THE GOVERNMENT MAY ALSO REQUIRE THIS INFORMATION FOR EMPLOYEES OF THE LESSOR, HIS CONTRACTORS, OR SUBCONTRACTORS WHO WILL BE ENGAGED TO PERFORM ALTERATIONS OR EMERGENCY REPAIRS FOR THE PROPERTY.

IF REQUIRED, THE CONTRACTING OFFICER WILL FURNISH THE LESSOR WITH FORM FD-258, “FINGERPRINTING CHART” AND GSA FORM 176, “STATEMENT OF PERSONAL HISTORY” TO BE COMPLETED FOR EACH EMPLOYEE AND RETURNED BY THE LESSOR TO THE CONTRACTING OFFICER OR HIS DESIGNATED REPRESENTATIVE WITHIN 10 WORKING DAYS FROM THE DATE OF THE WRITTEN REQUEST TO DO SO. BASED ON THE INFORMATION FURNISHED, THE GOVERNMENT WILL CONDUCT SECURITY CHECKS OF THE EMPLOYEES. THE CONTRACTING OFFICER WILL ADVISE THE LESSOR IN WRITING IF AN EMPLOYEE IS FOUND TO BE UNSUITABLE OR UNFIT FOR HIS ASSIGNED DUTIES. EFFECTIVE IMMEDIATELY, SUCH AN EMPLOYEE CANNOT WORK OR BE ASSIGNED TO WORK ON THE PROPERTY IN WHICH THE LEASED SPACE IS LOCATED. THE LESSOR WILL BE REQUIRED TO PROVIDE THE SAME DATA WITHIN 10 WORKING DAYS FROM THE ADDITION OF NEW EMPLOYEE(S) TO THE WORK FORCE.

IN THE EVENT THE LESSOR’S CONTRACTOR/SUBCONTRACTOR IS SUBSEQUENTLY REPLACED, THE NEW CONTRACTOR/SUBCONTRACTOR IS NOT REQUIRED TO SUBMIT ANOTHER SET OF THESE FORMS FOR EMPLOYEES WHO WERE CLEARED THROUGH THIS PROCESS WHILE EMPLOYED BY THE FORMER CONTRACTOR/SUBCONTRACTOR. THE CONTRACTING OFFICER MAY REQUIRE THE LESSOR TO SUBMIT FOR FD-258 AND GSA FOR 176 FOR EVERY EMPLOYEE COVERED BY THIS CLAUSE ON A 3-YEAR BASIS.

85  JANITORIAL SERVICES (As Amended 12/18/89)

CLEANING IS TO BE PERFORMED DURING TENANT WORKING HOURS.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 66 of 79

The lessor shall maintain areas appurtenant to the premises leased by the Government with the exception of floors occupied in their entirety by the Government and lobby(ies) dedicated to sole use of the Government, including outside areas, in a clean condition and shall provide supplies and equipment to the aforementioned areas of the building. Performance will be based on the contracting officer’s evaluation of results, not on the frequency or method of performance.

The Government shall be responsible for all interior cleaning services within the leased premises, with the exception of replacement of worn floor coverings.

Furthermore, the Government shall maintain public spaces as well as mechanical and support spaces on floors where the Government is the sole tenant and does not share the public space with any other tenants.

All janitorial services which are the responsibility of the lessor shall be performed based on the following:

DAILY:
*******

Empty trash receptacles and clean ashtrays. Sweep entrances, lobbies, and corridors. Spot sweep floors and spot vacuum carpets. Clean drinking fountains. Sweep and damp mop or scrub toilet rooms. Clean all toilet fixtures and replenish toilet supplies. Dispose of all trash and garbage generated in or about the building. Wash inside and out or steam clean cans used for collection of food remnants from snack bars and vending machines. Dust horizontal surfaces that are readily available and visibly require dusting. Spray buff resilient floors in main corridors, entrances, and lobbies. Clean elevators and escalators, remove carpet stains. Police sidewalks, parking areas, and driveways. Sweep loading dock areas and platforms.

THREE TIMES A WEEK:
**********************

Sweep or vacuum stairs.

WEEKLY:
*********

Damp mop and spray buff all resilient floors in toilets. Sweep sidewalks, parking areas, and driveways (weather permitting). Damp wipe toilet wastepaper receptacles.

EVERY TWO WEEKS:
********************

Spray buff-resistant floors in secondary corridors, entrance, and lobbies.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 67 of 79

MONTHLY:
***********

Thoroughly dust furniture. Completely sweep and/or vacuum carpets. Sweep storage space. Spot clean all wall surfaces within 70 inches of the floor.

EVERY TWO MONTHS:
**********************

Damp wipe toilet stall partitions, doors, window sills, and frames. Shampoo entrance and elevator carpets.

THREE TIMES A YEAR:
**********************

Dust wall surfaces within 70 inches of the floor, vertical surfaces, and under surfaces. Clean metal and marble surfaces in lobbies. Wet mop or scrub garages.

TWICE A YEAR:
***************

Wash all interior and exterior windows and other glass surfaces. Strip and apply four coats of finish to resilient floors in toilets. Strip and refinish main corridors and other heavy-traffic areas.

ANNUALLY:
************

Wash all venetian blinds and dust 6 months from washing. Vacuum or dust all surfaces in the building 70 inches from the floor, including light fixtures. Vacuum all drapes in place. Strip and refinish floors and secondary lobbies and corridors. Shampoo carpets in corridors and lobbies. Clean balconies, ledges, courts, areaways, and flat roofs.

EVERY FIVE YEARS:
*******************

Dry clean or wash (as appropriate) all drapes.

AS REQUIRED:
**************

Properly maintain plants and lawns, remove snow and ice from entrances, exterior walks, and parking lots of the building. Provide initial supply, installation, and replacement of light bulbs, tubes, ballasts, and starters. Replace worn floor coverings (This includes moving and return of furniture).

The Government shall be responsible for extermination of pests within the premises leased by the Government.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 68 of 79

86  SCHEDULE OF PERIODIC SERVICES

WITHIN 60 DAYS AFTER OCCUPANCY BY THE GOVERNMENT, THE LESSOR SHALL PROVIDE THE CONTRACTING OFFICER WITH A DETAILED WRITTEN SCHEDULE OF ALL PERIODIC SERVICES AND MAINTENANCE TO BE PERFORMED OTHER THAN DAILY, WEEKLY, OR MONTHLY.

87  BUILDING OPERATING PLAN

IF THE COST OF UTILITIES IS NOT INCLUDED AS PART OF THE RENTAL CONSIDERATION, OFFERORS SHALL SUBMIT A BUILDING OPERATING PLAN WITH THE OFFER. SUCH PLAN SHALL INCLUDE A SCHEDULE OF STARTUP AND SHUTDOWN TIMES FOR OPERATION OF EACH BUILDING SYSTEM, SUCH AS LIGHTING, HEATING, COOLING AND VENTILATION, AND PLUMBING WHICH IS NECESSARY FOR THE OPERATION OF THE BUILDING. SUCH PLAN SHALL BE IN OPERATION ON THE EFFECTIVE DATE OF THE LEASE.

88  LANDSCAPE MAINTENANCE

PERFORMANCE WILL BE BASED ON THE CONTRACTING OFFICER’S EVALUATION OF RESULTS AND NOT ON THE FREQUENCY OR THE METHOD OF PERFORMANCE. THE FOLLOWING PARAGRAPH DESCRIBES THE LEVEL OF SERVICES INTENDED.

LANDSCAPE MAINTENANCE IS TO BE PERFORMED DURING THE GROWING SEASON ON A WEEKLY CYCLE AND WILL CONSIST OF THE FOLLOWING:

*	WATERING, MOWING, AND POLICING AREA TO KEEP IT FREE OF DEBRIS.

*	PRUNING AND FERTILIZATION ARE TO BE DONE ON AN AS-NEEDED BASIS. IN ADDITION, DEAD OR DYING PLANTS ARE TO BE REPLACED.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 69 of 79

SECTION:  8
SAFETY AND FIRE PREVENTION

89  CODE VIOLATIONS

EQUIPMENT, SERVICES, OR UTILITIES FURNISHED AND ACTIVITIES OF OTHER OCCUPANTS SHALL BE FREE OF SAFETY, HEALTH, AND FIRE HAZARDS. WHEN HAZARDS ARE DETECTED, THEY MUST BE PROMPTLY CORRECTED AT THE LESSOR’S EXPENSE.

90  PORTABLE FIRE EXTINGUISHERS

PORTABLE-TYPE FIRE EXTINGUISHERS MEETING REQUIREMENTS OF NFPA STANDARD NO. 10 SHALL BE PROVIDED AND MAINTAINED BY THE LESSOR. INITIAL AND REPLACEMENT CHARGES FOR FIRE EXTINGUISHERS SHALL BE PROVIDED BY THE LESSOR. INSPECTION (QUICK CHECK) AND MAINTENANCE (THOROUGH CHECK) OF THESE EXTINGUISHERS SHALL BE DONE IN ACCORDANCE WITH NFPA STANDARD NO. 10.

91  STANDPIPES

STANDPIPES SHALL BE PROVIDED WHEN GOVERNMENT OCCUPANCY IS FOUR OR MORE FLOORS ABOVE GRADE AND SHALL CONFORM TO NFPA STANDARD NO. 14. STANDPIPES SHALL BE LOCATED IN STAIRWELLS AND SHALL BE EQUIPPED WITH A 2½ -INCH VALVED OUTLET AT EACH FLOOR LEVEL.

92  SPRINKLER SYSTEM (As Amended 06/16/89)

AUTOMATIC SPRINKLER REQUIREMENTS ARE AS FOLLOWS:

SPRINKLERS MUST BE PROVIDED IN ACCORDANCE WITH THE AGENCY HANDBOOK NUMBERED PBS P 5900.2C, SECTION 5. AN AUTOMATIC WET-PIPE SPRINKLER SYSTEM SHALL BE PROVIDED THROUGHOUT THE BUILDING, INSTALLED IN ACCORDANCE WITH NFPA 13, STANDARD FOR THE INSTALLATION OF SPRINKLER SYSTEMS, 1987 EDITION, AS MODIFIED BELOW:

*	WATER FLOW ALARMS MUST BE PROVIDED FOR EACH FLOOR LEVEL PROTECTED BY THE AUTOMATIC SPRINKLER SYSTEM.

*
VALVES ON CONNECTIONS TO WATER SUPPLIES AND IN SUPPLY PIPES TO SPRINKLERS MUST BE OS&Y VALVES AND MUST HAVE TAMPER SWITCHES THAT WILL ACTUATE A SUPERVISORY SIGNAL ON THE BUILDING FIRE ALARM SYSTEM WHEN THE VALVE IS CLOSED MORE THAN 10 PERCENT.

*
SPRINKLERS MUST BE PROVIDED IN ALL PARTS OF THE BUILDING INCLUDING: ELEVATOR MACHINE ROOMS, PRIVATE TELEPHONE FRAME ROOMS, BOILER ROOMS, ELECTRICAL CLOSETS, ELECTRICAL SWITCHGEAR ROOMS, TRANSFORMER AREAS, AND MECHANICAL ROOMS.

*
SPRINKLER INSTALLATION IN ELEVATOR MACHINE AND SWITCHGEAR ROOMS, AND TRANSFORMER AREAS MUST CONSIST OF SPRINKLERS CONTROLLED BY A SUPERVISED SPRINKLER SUPPLY VALVE OUTSIDE THE ROOM. SPRINKLER HEADS MUST BE OF THE ON/OFF TYPE.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 70 of 79

*	SPRINKLERS: THE SYSTEM DESIGN MUST BE IN ACCORDANCE WITH GSA GUIDE SPECIFICATION 15310, “FIRE PROTECTION SPRINKLER SYSTEM.”

*
BUILDINGS FOUR OR MORE STORIES ABOVE GRADE REQUIRE STANDPIPES. ALL NEW PIPING MUST BE PERMANENTLY CONNECTED TO THE BUILDING WATER SUPPLY AND REMAIN PRESSURIZED. IN NEW SPRINKLER INSTALLATIONS, THE SYSTEM MUST SUPPLY WATER TO BOTH AUTOMATIC SPRINKLERS AND THE INTERIOR STANDPIPE/HOSE CONNECTIONS. PROVIDE TWO 2½ -INCH FIRE DEPARTMENT HOSE OUTLETS ON EACH RISER AT EACH FLOOR (ONE IN THE STAIRWELL AND ONE IN THE HALL). THE CONTROL VALVE FOR THE HALL OUTLET MUST BE IN THE STAIRWELL.

*	IF REQUIRED DUE TO PRESSURE DEFICIENCIES, A FIRE PUMP MUST BE INSTALLED IN ACCORDANCE WITH NFPA 20, CENTRIFUGAL FIRE PUMPS. THE PUMP MUST BE SIZED FOR or be larger than THE SPRINKLER DEMAND ONLY.

*
All computer rooms shall be fed by a single feed with a separate OS&Y valve, waterflow switch, and tamper switch that will activate a supervisory signal on the building fire alarm system when the valve is closed more than 10 percent. In the event of waterflow, the power to all electronic equipment shall be shut down.

93  ENGINEERED SMOKE CONTROL SYSTEMS

ENGINEERED SMOKE CONTROL SYSTEMS ARE REQUIRED IN BUILDINGS WHICH ARE TO BE CONSTRUCTED TO MEET THE SOLICITATION REQUIREMENTS AND WILL BE 12 OR MORE STORIES IN HEIGHT. SUCH SYSTEMS SHALL BE MAINTAINED IN ACCORDANCE WITH THE MANUFACTURER’S RECOMMENDATIONS. WHILE SUCH SYSTEMS ARE NOT REQUIRED IN EXISTING BUILDINGS TO BE LEASED BY THE GOVERNMENT, THEY SHALL BE MAINTAINED IN ACCORDANCE WITH THE MANUFACTURER’S RECOMMENDATIONS IF PRESENT.

94  MANUAL FIRE ALARM SYSTEMS

A MANUAL AND AUTOMATIC FIRE ALARM AND DETECTION SYSTEM SHALL BE PROVIDED IN ACCORDANCE WITH NFPA 72A. MANUAL FIRE ALARM STATIONS, SMOKE DETECTORS, HEAT DETECTORS, WATER FLOW SWITCHES, TROUBLE ALARMS, TAMPER SWITCHES, AND AUDIOVISUAL FIRE ALARM DEVICES SHALL BE LOCATED AS REQUIRED. THE STATUS OF THESE DEVICES SHALL BE INDICATED ON AN ANNUNCIATOR PANEL. IN ADDITION, THE ALARM-INITIATING AND ALARM-INDICATING CIRCUITS SHALL CONFORM WITH STYLE D AND STYLE Z CIRCUITS, RESPECTIVELY, IN NFPA 72A AND SHALL BE SURVIVABLE SUCH THAT THE LOSS OF ANY ONE RISER WILL NOT PREVENT THE TRANSMISSION OF ANY ALARM-INDICATING OR ALARM-INITIATING DEVICE. THE SYSTEM WIRING SHALL BE CLASS A, SURVIVABLE AND SHALL COMPLY WITH SECTION 6 OF PBS P 5900.2C. AN ALARM SHALL AUTOMATICALLY SOUND THROUGHOUT THE BUILDING UNLESS REQUIRED TO SOUND ONLY ON THE FIRE FLOOR BY LOCAL CODE. THE ALARM SOUND MAY BE BELLS, HORNS, OR RECORDED VOICE MESSAGES. THE FIRE ALARM CONTROL PANEL SHALL BE LOCATED IN THE FIRE CONTROL ROOM. THE FIRE ALARM SYSTEM SHALL BE TIED INTO A CENTRAL STATION WITH A GAMEWELL MASTER CITY BOX COMPLETE WITH A CODED SIGNAL TRANSMITTER AND A BLUE VAPORTIGHT LIGHTING FIXTURE ABOVE THE CITY BOX LOCATED ON THE EXTERIOR OF THE BUILDING.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 71 of 79

THE CITY BOX SHALL BE AUTOMATICALLY TRIPPED BY A SIGNAL FROM THE INTERIOR FIRE ALARM SYSTEM OR MANUALLY TRIPPED AT THE CITY BOX AND SHALL AUTOMATICALLY SEND AN ALARM TO THE LOCAL FIRE DEPARTMENT IN ACCORDANCE WITH NFPA 72B OR 72C OR TO A PRIVATELY OPERATED CENTRAL STATION PROTECTIVE SIGNALING SYSTEM CONFORMING TO NFPA 71. MANUAL FIRE ALARM STATIONS SHALL BE MOUNTED 42 TO 54 INCHES ABOVE THE FLOOR AND LOCATED IN NORMAL EXIT PATHS ON EACH FLOOR AT OR NEAR STAIRWAYS AND EXITS.

A MANUAL, ZONED, NONCODED FIRE ALARM STATION AND AUTOMATIC FIRE DETECTION SYSTEM SHALL BE INSTALLED IN THE COMPUTER SPACES. SMOKE DETECTORS LOCATED IN THE COMPUTER SPACES SHALL BE LOCATED ON THE CEILING TILES AND SUSPENDED BELOW THE RAISED FLOOR. DETECTOR INSTALLATION SHALL CONFORM TO NFPA 72E. LOCAL COMPUTER ROOM ANNUNCIATORS AND A MASTER CENTRALIZED ANNUNCIATOR SHALL BE USED.

THE FIRE ALARM SYSTEM WIRING AND EQUIPMENT MUST BE ELECTRICALLY SUPERVISED. EMERGENCY POWER MUST BE PROVIDED. IT MUST BE ABLE TO OPERATE THE SYSTEM IN THE SUPERVISORY MODE FOR 24 HOURS AND OPERATE ALL ALARM DEVICES AND SYSTEM OUTPUT SIGNALS FOR AT LEAST 30 MINUTES FOR BUILDINGS LESS THAN 12 STORIES HIGH AND FOR 1 HOUR FOR BUILDINGS 12 OR MORE STORIES. ALL ALARM INITIATING DEVICES, EXCEPT SMOKE DETECTORS, MUST BE CAPABLE OF SIGNALING AN ALARM DURING A SINGLE BREAK OR A SINGLE GROUND FAULT.

WHEN THE GOVERNMENT’S OCCUPANCY IS ON THE 6TH FLOOR OR ABOVE, ALL FLOORS, INCLUDING THOSE BELOW, SHALL HAVE AN EMERGENCY TELEPHONE SYSTEM. THIS SYSTEM MUST PERMIT 2-WAY COMMUNICATION BETWEEN A CONTROL CONSOLE AND ANY EMERGENCY TELEPHONE STATION. EMERGENCY TELEPHONE STATIONS MUST BE PROVIDED ADJACENT TO EACH STAIRWAY AND EXIT DISCHARGE FROM THE BUILDING, AT EACH ELEVATOR LOBBY ON THE GROUND FLOOR, AND AT EACH FLOOR WHICH HAS BEEN DESIGNATED AS THE ONE FOR ALTERNATE ELEVATOR RECALL.

95  EXIT AND EMERGENCY LIGHTING

EMERGENCY LIGHTING MUST PROVIDE AT LEAST 0.5 FOOT CANDLE OF ILLUMINATION THROUGHOUT THE EXIT PATH, INCLUDING EXIT ACCESS ROUTES, EXIT STAIRWAYS, OR OTHER ROUTES SUCH AS PASSAGEWAYS TO THE OUTSIDE OF THE BUILDING. THE EMERGENCY LIGHTING SYSTEM USED MUST BE SUCH THAT IT WILL OPERATE EVEN IF THE PUBLIC UTILITY POWER FAILS, EXCEPT THAT IN BUILDINGS 6 STORIES OR LESS, THE SYSTEM MAY BE POWERED FROM CONNECTIONS TO SEPARATE SUBSTATIONS OR TO A NETWORK SYSTEM FROM THE PUBLIC UTILITY. AUTOMATIC SWITCHING MUST BE PROVIDED FOR THE EMERGENCY POWER SUPPLY.

96  ALTERNATIVE FIRE-PROTECTION FEATURES

IF SPACE CANNOT MEET DETAILED SAFETY AND FIRE PREVENTION REQUIREMENTS, ALTERNATIVE MEANS OF PROTECTION WILL BE CONSIDERED. FOR EXAMPLE, IF STAIRWAYS ARE TOO NARROW, AUTOMATIC SPRINKLER PROTECTION THROUGHOUT THE BUILDING MAY MAKE THE SPACE ACCEPTABLE. ALL OFFERORS MUST PROVIDE WITH THEIR OFFER A WRITTEN ANALYSIS FROM A REGISTERED FIRE PROTECTION ENGINEER FULLY DESCRIBING ANY EXCEPTIONS TAKEN TO THE FIRE PROTECTION REQUIREMENTS OF THIS SOLICITATION.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 72 of 79

THIS ANALYSIS MUST INCLUDE CERTIFICATION BY THE ENGINEER THAT THE ALTERNATIVE PROTECTION WILL ACHIEVE A LEVEL OF RISK NOT MEASURABLE GREATER THAN THAT IMPOSED BY THE GOVERNMENT CRITERIA. THE CERTIFICATION MUST ALSO INCLUDE THE ENGINEER’S SEAL AND REGISTRATION NUMBER. ALL ANALYSES MUST BE REVIEWED AND APPROVED BY THE CONTRACTING OFFICER PRIOR TO LEASING THE SPACE.

97  FIRE DOORS

FIRE DOORS SHALL CONFORM WITH NATIONAL FIRE PROTECTION ASSOCIATION STANDARD NO. 80.

98  SAFETY – AIR CONTAMINANT LEVELS

AIR CONTAMINANT LEVELS (E.G., DUST, VAPOR, FUMES, GASES) SHALL NOT EXCEED THOSE IN 29 CFR 1910.1000 AND 1910.1001. WHEN ACTUAL CONCENTRATION LEVELS EQUAL OR EXCEED 50% OF THE LEVELS IN 29 CFR 1910, CONTROL ACTIONS SHALL BE INITIATED. VENTILATION SYSTEMS HAVING AIR STREAMS WHICH PASS THROUGH WATER SHALL HAVE THE WATER TREATED WITH AN EPA REGISTERED BIOCIDE TO CONTROL ETIOLOGICAL ORGANISMS. THE LESSOR SHALL ASSIST THE GOVERNMENT IN DEVELOPING A PLAN ACCEPTABLE TO THE GOVERNMENT TO PROTECT OCCUPANTS OF THE BUILDING DURING EMERGENCIES SUCH AS FIRES, BOMB THREATS, AND POWER LOSS.

ASBESTOS:
***********
NO ASBESTOS-CONTAINING FIREPROOFING OR INSULATION ON BUILDING STRUCTURES, ACOUSTICAL TREATMENT, MOLDED OR WET-APPLIED CEILING OR WALL FINISHES, DECORATIONS, OR PIPE AND BOILER INSULATION (INCLUDING DUCT, TANK, ETC.) WILL BE PERMITTED.

ASBESTOS IN A SOLID MATRIX ALREADY IN PLACE (E.G., VINYL ASBESTOS FLOOR TILE, SHEETROCK/DRYWALL, TRANSITE PANELLING OR FELLS) WILL BE PERMITTED PROVIDED IT IS NOT DAMAGED OR DETERIORATED AND A SPECIAL OPERATIONS AND MAINTENANCE PROGRAM, IN ACCORDANCE WITH CHAPTER 10 OF GSA’S HANDBOOK NUMBERED PBS P 5900.2B, IS ESTABLISHED AND APPROVED BY THE CONTRACTING OFFICER PRIOR TO THE AWARD OF A LEASE.

ALL OFFERORS ARE SUBJECT TO THE ASBESTOS INSPECTION AND TESTING PROVISIONS SPECIFIED IN PARAGRAPH 7 OF THE ATTACHED GSA FORM 3517 (GENERAL CLAUSES).

POST-ASBESTOS-ABATEMENT AIR MONITORING REQUIREMENTS, IN ACCORDANCE WITH GSA PROCEDURES, ARE TO BE COMPLIED WITH BY THE LESSOR WHEN APPLICABLE.

99  SAFETY – AIR CONTAMINANT LEVELS

AIR CONTAMINANT LEVELS (E.G., DUST, VAPOR, FUMES, GASES) SHALL NOT EXCEED THOSE IN 29 CFR 1910.1000 AND 1910.1001. WHEN ACTUAL CONCENTRATION LEVELS EQUAL OR EXCEED 50% OF THE LEVELS IN 29 CFR 1910, CONTROL ACTIONS SHALL BE INITIATED. VENTILATION SYSTEMS HAVING AIR STREAMS WHICH PASS THROUGH WATER SHALL HAVE THE WATER TREATED WITH AN EPA REGISTERED BIOCIDE TO CONTROL ETIOLOGICAL ORGANISMS. THE LESSOR SHALL ASSIST THE GOVERNMENT IN DEVELOPING A PLAN ACCEPTABLE TO THE GOVERNMENT TO PROTECT OCCUPANTS OF THE BUILDING DURING EMERGENCIES SUCH AS FIRES, BOMB THREATS, AND POWER LOSS.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 73 of 79

FRIABLE ASBESTOS:
********************

NO FRIABLE ASBESTOS-CONTAINING MATERIALS (E.G. FIREPROOFING, INSULATION ON BUILDING STRUCTURES, ACOUSTICAL TREATMENT, MOLDED OR WET-APPLIED CEILING OR WALL FINISHES, DECORATIONS) ARE ACCEPTABLE. IF PRESENT, SUCH MATERIALS SHALL BE REMOVED, ENCAPSULATED OR ENCLOSED BY THE SUCCESSFUL OFFEROR PRIOR TO OCCUPANCY BY THE GOVERNMENT. THE METHOD OF ABATEMENT USED BY THE OFFEROR MUST BE AGREED UPON BY THE CONTRACTING OFFICER PRIOR TO THE AWARD OF A LEASE CONTRACT.

POST-ASBESTOS-ABATEMENT AIR MONITORING REQUIREMENTS, IN ACCORDANCE WITH GSA PROCEDURES, ARE TO BE COMPLIED WITH BY THE LESSOR WHEN APPLICABLE.

A SPECIAL OPERATIONS AND MAINTENANCE PROGRAM IN ACCORDANCE WITH CHAPTER 10 OF GSA’S HANDBOOK NUMBERED PBS P 5900.2B MUST BE ESTABLISHED AND APPROVED BY THE CONTRACTING OFFICER FOR ANY ABATEMENT ACTIONS OTHER THAN REMOVAL.

NONFRIABLE ASBESTOS:
************************

SPACE CONTAINING NONFRIABLE ASBESTOS MATERIALS (E.G., PIPE AND BOILER INSULATION AND CEILING TILE) IS PERMITTED PROVIDED THE MATERIALS ARE IN GOOD CONDITION AND ARE LOCATED IN AN AREA WHERE THEY ARE NOT LIKELY TO BE DISTURBED OR DAMAGED DURING THE LEASE TERM. A SPECIAL OPERATIONS AND MAINTENANCE PROGRAM, IN ACCORDANCE WITH CHAPTER 10 REFERENCED ABOVE, MUST BE ESTABLISHED AND APPROVED BY THE CONTRACTING OFFICER PRIOR TO THE AWARD OF A LEASE CONTRACT.

AN ACCEPTABLE ABATEMENT PLAN MUST ALSO BE AGREED UPON, PRIOR TO THE LEASE AWARD, IN THE EVENT ABATEMENT OF THE MATERIALS BECOMES NECESSARY DURING THE LEASE TERM.

100  INSPECTION AND TESTING

ALL OFFERORS ARE SUBJECT TO THE ASBESTOS INSPECTION AND TESTING PROVISIONS SPECIFIED IN PARAGRAPH 7 OF THE ATTACHED GSA FORM 3517 (GENERAL CLAUSES).

101  BULK SAMPLE ANALYSIS REQUIREMENTS

FOR SPACE IN BUILDINGS CONTAINING ACM AS DEFINED IN PARAGRAPH 2 OF GSA FORM 3518, OFFERORS MUST INCLUDE WITH THEIR OFFER (UNLESS THE TIME FRAME IS OTHERWISE EXTENDED BY THE CONTRACTING OFFICER) AN ASBESTOS TESTING REPORT, ACCEPTABLE TO THE CONTRACTING OFFICER. THE ASBESTOS TESTING REPORT MUST CONSIST OF THE IDENTITY AND EVIDENCE OF THE QUALIFICATIONS (EDUCATION AND EXPERIENCE) OF THE PERSON COLLECTING BULK SAMPLES, THE SULK SAMPLE LOG, AND, IF APPLICABLE, AN ABATEMENT PLAN PREPARED IN ACCORDANCE WITH CHAPTER 10 OF GSA’S HANDBOOK NUMBERED PBS P 5900.2B. THE SAMPLES MUST BE ANALYZED BY A LABORATORY WHICH HAS SUCCESSFULLY PARTICIPATED IN THE ENVIRONMENTAL PROTECTION AGENCY (EPA) QUALITY ASSURANCE PROGRAM.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 74 of 79

SUCCESSFUL PARTICIPATION IS DEFINED AS PARTICIPATION IN AT LEAST TWO OR THE LAST THREE ROUNDS OF THE EPA PROGRAM AND HAVE CORRECTLY ANALYZED AT LEAST 75 PERCENT OF THE SAMPLES TESTED IN THESE ROUNDS. ALL ACTION TAKEN TO ENSURE COMPLIANCE WITH THIS REQUIREMENT SHALL BE ACCOMPLISHED AT NO EXPENSE TO THE GOVERNMENT.

102  OSHA REQUIREMENTS

THE LESSOR AGREES TO COMPLY WITH OCCUPATIONAL SAFETY AND HEALTH ADMINISTRATION (OSHA) SAFETY AND HEALTH STANDARD WHICH ARE LOCATED AT TITLE 29 OF THE CODE OF FEDERAL REGULATIONS (29 CFR).

THE GUARDING OF OPENINGS AND HOLES IN FLOORS AND WALLS MUST COMPLY WITH 29 CFR 1910.23.

THE DESIGN AND CONSTRUCTION OF FIXED STAIRS MUST COMPLY WITH 29 CFR 1910.24.

THE DESIGN AND CONSTRUCTION OF FIXED LADDERS MUST COMPLY WITH 29 CFR 1910.27 OR MUST BE CLEARLY MARKED OR SECURED TO PREVENT GOVERNMENT EMPLOYEE USE.

PHYSICAL HAZARDS MUST BE MARKED ACCORDING TO 29 CFR 1910.144.

WHERE GOVERNMENT EMPLOYEES ARE EXPOSED TO MACHINERY PROVIDED BY THE LESSOR, THE MACHINERY MUST BE GUARDED ACCORDING TO 29 CFR 1910.212.

ALL TOOLS AND EQUIPMENT PROVIDED BY THE LESSOR FOR GOVERNMENT USE MUST COMPLY WITH THE APPLICABLE STANDARDS OF 29 CFR 1910.

ANY CONSTRUCTION/REPAIR AND ALTERNATION WORK DONE FOR/BY THE LESSOR SHALL COMPLY WITH THE CURRENT EDITION OF THE OSHA SAFETY AND HEALTH STANDARDS FOR CONSTRUCTION INDUSTRY, 29 CFR 1926 AND APPLICABLE PORTIONS OF 29 CFR 1910.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 75 of 79

SECTION: 9

SPECIAL REQUIREMENTS

103  SPECIAL REQUIREMENTS (As Amended 01/24/90)

A proposal is required for the design and construction of the special spaces as detailed in the “Minimum Quality Specifications Package” which has been included as Attachment No. 01 to this lease. The proposal should address those aspects of the requirements that are above the minimum performance standards established in paragraphs 34 - 76 of SFO 89-047.

The annual rental rate specified in Paragraph 3, of the SF-2 of this lease includes all costs associated with the construction of the special requirements included as Attachment I to this lease. The Government at its option reserves the right to pay for any special requirement(s) on a lump sum basis, and proportionally adjust the annual rental.

In the event the Government elects to pay for any of the special requirements on a lump sum basis or elects to delete any of the special requirements, in their entirety, the cost data provided on the Special Requirements Summary Sheet shall be used for the purpose of effecting necessary rental adjustments.

In the event the Government elects to modify, within reason, a special requirement or requirements; the basis for adjustment shall be the negotiated price recorded on the cost breakdown sheets included as part of Exhibit I, to the lease.

104  EXTERIOR SIGNAGE (As Amended 12/18/89)

The Government reserves the right to contract for and subsequently install signage for the Government tenant on the building exterior or on land upon which the building is situated, subject to local codes and ordinances.

Also See Exhibit VII, Amenities Statement, to this lease.

105  ALTERATIONS – GENERAL (As Amended 12/18/89)

The Government reserves the right to contract for alterations to the space leased under the terms of this solicitation, independent of the lessor. The Government will afford the lessor an opportunity to review the scope of work associated with any proposed alterations to ensure said work will not interfere with the lessor’s ability to service the leased premises according to the provisions contained within the body of this SFO and to ensure that the proposed alterations project is not in conflict with code requirements. The Government or its contractors shall obtain all necessary permits and related items for the alterations work that is not contracted through the lessor.

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 76 of 79

INDEX:

Section	Paragraph Title	Paragraph Number	Page Number

1 SUMMARY OF SOLICITATION			2

	AMOUNT AND TYPE OF SPACE	1	2
	AREA OF CONSIDERATION	2	3
	AWARD	12	11
	FIRE PROTECTION, OCCUPATIONAL HEALTH, & ENVIRONMENTAL SAFETY	14	12
	HISTORIC PREFERENCE GSAR 552.270.4 (JUNE 1985)	11	10
	HOW TO OFFER	8	8
	LEASE TERM	5	5
	LOCATION: CITY CENTER	3	3
	NEGOTIATIONS	9	9
	OCCUPANCY DATE	7	7
	OFFER DUE DATES	6	6
	ORGANIZATION OF SOLICITATION	13	12
	PRICE EVALUATION (PRESENT VALUE)	10	9
	TYPES OF OFFERS	4	4

2 AWARD FACTORS			13

	GENERAL	15	13
	HANDICAPPED	16	13
	HANDICAPPED AND SEISMIC SAFETY	17	14
	OTHER FACTORS	18	15

3 MISCELLANEOUS			18

	ADJUSTMENT FOR VACANT PREMISES GSAR 522.270.25	28	23
	ALTERATIONS COSTING $25,000 OR LESS	20	19
	ALTERNATE PROPOSALS	21	19
	APPURTENANT AREAS	25	23
	CONSTRUCTION SCHEDULE	31	25
	CONSTRUCTION INSPECTIONS	33	26
	EVIDENCE OF CAPABILITY TO PERFORM	30	24
	LIQUIDATED DAMAGES GSAR 552.270.22 (JUNE 1985)	26	23
	NET USABLE SPACE	24	22
	OPERATING COSTS GSAR 552.270.23 (JUNE 1985)	23	21
	PROGRESS REPORTS	32	25
	RELOCATION ASSISTANCE ACT	29	24
	TAX ADJUSTMENT GSAR 552.270.24 (JUNE 1985)	22	20
	UNIT COSTS FOR ADJUSTMENTS	19	18
	VENDING FACILITIES	27	23

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 77 of 79

Section	Paragraph Title	Paragraph Number	Page Number

4 GENERAL ARCHITECTURAL			27

	BUILDING SYSTEMS CERTIFICATION	36	27
	EXITS AND ACCESS	40	29
	FLOOR PLANS AFTER OCCUPANCY	38	28
	FLOORS AND FLOOR LOADS	39	28
	HANDICAPPED ACCESSIBILITY	43	30
	LANDSCAPING	44	32
	QUALITY & APPEARANCE BLDG. EXTERIOR	34	27
	SPACE EFFICIENCY & GOOD UTILIZATION	37	27
	WINDOWS	41	30
	WINDOWS: ANTIINTRUSION	42	30
	WORK PERFORMANCE	35	27

5 ARCHITECTURAL FINISHES			33

	ACOUSTICAL REQUIREMENTS	58	49
	BUILDING DIRECTORY	60	51
	CEILINGS & INTERIOR FINISHES	46	40
	DOORS	49	42
	DOORS: HARDWARE	52	44
	DOORS: IDENTIFICATION	53	45
	DOORS: INTERIOR	50	43
	DOORS: MANEUVERING CLEARANCES	51	44
	FLAGPOLE	61	51
	FLOOR COVERING & PERIMETERS	57	46
	LAYOUT & FINISHES	45	33
	PAINTING	48	42
	WALLS & PARTITIONS: GENERAL	55	45
	PARTITIONS: PERMANENT	55	45
	PARTITIONS: SUBDIVIDING	56	46
	WALLCOVERINGS	47	41
	WINDOW COVERING	59	50

6 MECHANICAL, ELECTRICAL, PLUMBING			52

	ADDITIONAL ELECTRICAL CONTROLS	76	62
	DRINKING FOUNTAINS	63	55
	ELECTRICAL: DISTRIBUTION	70A	59
	ELECTRICAL: DISTRIBUTION (ALTERNATE)	70B	59
	ELECTRICAL: DISTRIBUTION W/O ACCESS	71	60
	ELECTRICAL: ADDITIONAL DISTRIBUTION	72	60
	ELECTRICAL: GENERAL	69	58
	ELECTRICAL: GROUNDING	69E	59
	ELECTRICAL: LIGHTNING PROTECTION	69F	59
	ELECTRICAL: PRIMARY DISTRIBUTION	69A	58
	ELECTRICAL: SECONDARY DISTRIBUTION	69C	58

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 78 of 79

Section	Paragraph Title	Paragraph Number	Page Number

	ELECTRICAL: STANDBY POWER SUPPLY	69D	58
	ELECTRICAL: SYSTEM CAPACITY	69B	58
	ELEVATORS	77	62
	ELEVATOR-FREIGHT	77A	63
	GENERAL	62	52
	HEATING & AIR CONDITIONING	67	55
	JANITOR CLOSETS	66	55
	LIGHTING: INTERIOR	74	61
	RESTROOMS	64	52
	RESTROOMS: FIXTURE SCHEDULE	65	55
	SWITCHES	75	61
	TELEPHONE EQUIPMENT	73	61
	VENTILATION	68	57

7 SERVICES, UTILITIES, MAINTENANCE			64

	BUILDING OPERATING PLAN	87	69
	FLAG DISPLAY	83	66
	GENERAL	78	64
	JANITORIAL SERVICES	85	66
	LANDSCAPE MAINTENANCE	88	69
	MAINTENANCE & TESTING OF SYSTEMS	82	65
	NORMAL HOURS	79	64
	OVERTIME USAGE	80	64
	SCHEDULE OF PERIODIC SERVICES	86	69
	SECURITY	84	66
	UTILITIES	81	65

8 SAFETY AND FIRE PREVENTION			70

	ALTERNATIVE FIRE-PROTECTION FEATURES	96	72
	BULK SAMPLE ANALYSIS REQUIREMENTS	101	74
	CODE VIOLATIONS	89	70
	ENGINEERED SMOKE CONTROL SYSTEMS	93	71
	EXIT AND EMERGENCY LIGHTING	95	72
	FIRE DOORS	97	73
	INSPECTION AND TESTING	100	74
	MANUAL FIRE ALARM SYSTEMS	94	71
	OSHA REQUIREMENTS	102	75
	PORTABLE FIRE EXTINGUISHERS	90	70
	SAFETY – AIR CONTAMINANT LEVELS	98	73
	SAFETY – AIR CONTAMINANT LEVELS	99	73
	SPRINKLER SYSTEM	92	70
	STANDPIPES	91	70

9 SPECIAL REQUIREMENTS			52

	SPECIAL REQUIREMENTS	103	76
	EXTERIOR SIGNAGE	104	76
	ALTERATIONS – GENERAL	105	76

INITIALS: ILLEGIBLE  &  ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                    Lessor                  Government

January 20, 1990                                                                         SFO-89-047                                                                           Page 79 of 79

LEASE AGREEMENT
By and Between
SOUTHWEST MARKET LIMITED PARTNERSHIP
and
NASA

Two Independence Square
300 E Street, SW
Washington, DC

TAB:

1.	Supplemental Lease Agreement No. 1 by and between Southwest Market Limited Partnership and the United States of America dated September 30, 1991

2.	Supplemental Lease Agreement No. 2 by and between Southwest Market Limited Partnership and the United States of America dated January 21, 1993

3.	Supplemental Lease Agreement No. 3 by and between Southwest Market Limited Partnership and the United States of America dated January 21, 1993

4.	Supplemental Lease Agreement No. 4 by and between Southwest Market Limited Partnership and the United States of America dated February 25, 1994

5.	Supplemental Lease Agreement No. 5 by and between Southwest Market Limited Partnership and the United States of America dated March 15, 1994

6.	Supplemental Lease Agreement No. 5 by and between Southwest Market Limited Partnership and the United States of America dated December 2, 1994

7.	Supplemental Lease Agreement No. 6 by and between Southwest Market Limited Partnership and the United States of America dated December 2, 1994

8.	Supplemental Lease Agreement No. 7 by and between Southwest Market Limited Partnership and the United States of America

9.	Supplemental Lease Agreement No. 8 — missing

10.	Supplemental Lease Agreement No. 9 by and between Southwest Market Limited Partnership and the United States of America dated March 27, 1996

11.	Supplemental Lease Agreement No. 10 — missing

12.	Supplemental Lease Agreement No. 11 dated July 19, 1996

13.	Supplemental Lease Agreement No. 12 dated July 19, 1996

14.	Supplemental Lease Agreement No. 12 dated November 1, 1996 (REVISED)

15.	Supplemental Lease Agreement No. 13 dated September 25, 1996

16.	Supplemental Lease Agreement No. 14 dated February 10, 1997

17.	Letter from Robert Roop, GSA, to School Street Assocs. regarding the request for a novation agreement dated June 16, 1997

18.	Supplemental Lease Agreement No. 15 dated May 23, 1997

19.	Supplemental Lease Agreement No. 16 dated September 4, 1997

20.	Supplemental Lease Agreement No. 17 dated April 22, 1998

21.	Supplemental Lease Agreement No. 18 dated March 11, 1999

22.	Supplemental Lease Agreement No. 19 dated May 6, 1999

23.	Supplemental Lease Agreement No. 20 Amended dated July 20, 1999

24.	Supplemental Lease Agreement No. 21 dated September 3, 1999

25.	Supplemental Lease Agreement No. 22 dated August 2, 2000

26.	Supplemental Lease Agreement No. 23 dated August 23, 2000

27.	Supplemental Lease Agreement No. 24 dated April 4, 2000

28.	Supplemental Lease Agreement No. 25 dated September 3, 1999

29.	Supplemental Lease Agreement No. 26 dated January 11, 2002

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT NO. 1	DATE September 30, 1991

TO LEASE NO. GS-11B-00111

ADDRESS OF PREMISES 300 E Street, SW Washington, DC 20024

THIS AGREEMENT, made and entered into this date by and between Southwest Market Limited Partnership whose address is
500 E Street, SW Suite 850
Washington, DC 20024

hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the considerations hereinafter mentioned covenant and agree that the said Lease is amended, effective September 25, 1991, as follows:

Paragraph 45 of Solicitation for Offers 89-047, attached and made a part of this lease No. GS-11B-00111 is hereby deleted, in its entirety and replaced with the following language identified as SLA No. 1 to Lease GS-11B-00111, pages 1-9.

All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR: Southwest Market Limited Partnership

BY	Edward H. Linde	President
	(Signature)	(Title)

IN PRESENCE OF

	Joann B. Poindexter	8 Arlington Street Boston, MA 02116
	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	Robert G. Roop	Contracting Officer
	(Signature)	(Official Title)

SECTION: 5
ARCHITECTURAL FINISHES

LAYOUT AND FINISHES

WITHIN 30 DAYS FOLLOWING AWARD OF THE LEASE, THE OFFEROR MUST SUBMIT TO THE CONTRACTING OFFICER ALL REQUIRED FINISHED SAMPLES.

I.    Preface

The time periods within the body of this paragraph are specified in working days. Unless otherwise noted, all references within this document to square footage shall mean net usable square feet as defined within the body of Solicitation for Offers (SFO) 89-047, Paragraph 24. The time frames, specified within the body of this Paragraph 45, for either the Government or the lessor may be accelerated at the option of the lessor should the time frame pertain to performance of obligations by the lessor and the Government, should the time frame pertain to performance of obligations by the Government.

Prior to notification of award, the proposed successful offeror shall, if requested, provide additional information, drawings, specifications and Architectural/Engineering (A/E) technical consultation as required to support the Government’s design intent effort.

Should an offeror be notified by the Contracting Officer of the Government’s intent to award the lease and proceed according to the immediately preceding paragraph and fail to receive the actual award, the Government shall reimburse the offeror for fair and reasonable costs associated with such work.

Due to the potential for significant design revision by the lessor and loss of usable square footage during refinement of the base building design development specifications and drawings, the Government will be excused from its obligations under this paragraph to redesign the leased premises.

No claim of a party for delay shall lie unless the party asserting the delay has met the following conditions

1.	The party has notified the other party in writing of the impending delay and

2.	The other party has not corrected the problem causing the delay within twenty-four (24) hours of receipt of the notice of delay.

The Government shall accept the locations identified by the lessor for the computer room, S.R. 6.1, and the Auditorium S.R. 4.6, if the locations do not conflict with/or hinder the program requirements of the tenant agency.

INITIALS:  ILLEGIBLE   &   ROOP
INDEPENDENCE SQUARE                                                                                                                  Lessor                   Government

September 30, 1991                                                     SLA No. 1 to Lease GS-11B-00111                                                       Page 1 of 9

II.    Base Building Blocking

The General Services Administration (GSA) will provide blocking diagrams to the lessor with an exact location for the following special requirements, within thirty five (35) days after lease execution by the Government:

Special Use Area	S.R. No.
Shipping & Receiving	1.1
Libraries	2.1
Child Care Center	3.1
Mail Room	5.1

III.    Design Intent Drawings

The Government shall prepare design intent drawings in increments of approximately sixty thousand (60,000) square feet. The Government reserves the right to modify the size of each phase to proximate the size of a typical floor in the building.

Phase One
Phase one shall be subdivided into two phases of approximately 30,000 square feet each. These phases for the purpose of this document shall be known as Phase “1A”, and Phase “1B”.

Phase 1A
Within fifteen (15) days after award the Government shall deliver blocking diagrams to the lessor establishing, as a minimum, the locations of the following special use areas:

Special Use Area	S.R. No.
Computer Center	6.1
Program Support Communications Gateway	6.4
Communications Center	6.5
Cable Headend	6.10
UPS Room	6.16

GSA will not provide to the Lessor design intent drawings for the tenant improvements to be made to the leased premises for Phase 1A. The lessor shall be responsible for the A/E design of these special use areas.

INITIALS:  ILLEGIBLE   &   ROOP
INDEPENDENCE SQUARE                                                                                                                  Lessor                   Government

September 30, 1991                                                     SLA No. 1 to Lease GS-11B-00111                                                     Page 2 of 9

The Government shall provide the necessary program support and assistance for the lessor to accomplish this task. The lessor shall conduct meetings with Government personnel to develop and refine the tenant work for the spaces in question.

The lessor shall prepare the necessary documents and plans for the Government to conduct a formal review of the design effort at 50 percent and 75 percent completion. The lessor shall notify GSA at least ten (10) days prior to the anticipated date for Government review. The Government shall complete its final review within fifteen (15) days of receipt by the Government of the necessary documents and plans. Should revisions to the working drawings be necessary, the lessor shall have ten (10) days to correct all errors and omissions and deliver said revisions to the Government.

Phase 1B
Within one hundred (100) days after award the Government shall deliver design intent drawings to the lessor for the remaining block of “Phase One” which shall consist of approximately thirty thousand (30,000) square feet.

Successive Phases
GSA shall deliver to the Lessor design intent drawings for the tenant improvements to be made to the leased premises for each successive phase as detailed below:

Phase No.	Design Intent to Lessor	Phase No.	Design Intent to Lessor
1A	N/A	5	01/01/92
1B	N/A	6	04/01/92
2	N/A	7	07/01/92
3	N/A	8	10/01/92
4	10/04/91

Should the base building drawings prove inaccurate, as determined by GSA, the period for completion of Design Intent will be extended to provide for redesign. The design intent drawings shall be prepared pursuant to Paragraph 45a of SFO No. 89-047.

IV.    Working Drawings

Phase 1A
The Lessor has prepared and delivered, at the Lessor’s own expense, final working plans and complete construction drawings for both building standard and above standard tenant improvements for Phase “1A”.

Phase 1B
The Lessor has prepared and delivered, at the Lessor’s own expense, final working plans and complete construction drawings for both building standard and above standard tenant improvements for Phase “1B”.

INITIALS:  ILLEGIBLE   &   ROOP
INDEPENDENCE SQUARE                                                                                                                  Lessor                   Government

September 30, 1991                                                     SLA No. 1 to Lease GS-11B-00111                                                       Page 3 of 9

Successive Phases

The Lessor shall prepare and deliver, at the Lessor’s own expense, final working plans and complete construction drawings for both building standard and above standard tenant improvements as detailed below:

Phase No.	Construction Drawings (CDs) To GSA	Phase No.	Construction Drawings (CDs) To GSA
1A	N/A	5	01/15/92
1B	N/A	6	05/01/92
2	10/04/91	7	07/15/92
3	10/04/91	8	10/15/92
4	10/15/91

The foregoing schedule for the delivery of CDs assumes timely delivery of design intent drawings by GSA to the Lessor, as provided in Subparagraph III above. Failure by GSA to meet its schedule may constitute “slippage” as defined in Subparagraph VIII below.

The lessor shall also submit pricing data for each phase for any items included in the proposed tenant improvements which are above the minimum requirements and performance specifications of this SFO within fifteen (15) days of the Government’s approval of working drawings pursuant to Subparagraph 45(IV). In the event that the anticipated cost of the items are in excess of one hundred thousand dollars ($100,000), the lessor shall submit pricing data consistent with Paragraph 18c of The General Clauses (GSA Form 3517).

V.    Government Approval

For each and every phase the Government shall have fifteen (15) days, after the receipt of complete working drawings and specifications, review the drawings and the supporting documentation and either:

1.	Approve the working drawings and specifications and issue a notice to the lessor to proceed with all work pursuant to the aforementioned; or

2.
Provide the Lessor with written comments setting forth defects and omissions to the plans, working drawings and specifications with the understanding that the referenced modifications reflect errors and omissions due to misinterpretation of design intent drawings or other Government input.

Within ten (10) days after receipt of the written comments, the Lessor shall submit the revised plans, working drawings and specifications incorporating the revisions and/or corrections made by the Government to GSA for reconsideration pursuant to the provisions contained within this Paragraph 45, Subparagraph “V” section 2.

INITIALS:  ILLEGIBLE   &   ILLEGIBLE
INDEPENDENCE SQUARE                                                                                                                  Lessor                   Government

September 30, 1991                                                     SLA No. 1 to Lease GS-11B-00111                                                       Page 4 of 9

If the revised working drawings and specifications submitted by the lessor to GSA are acceptable, GSA shall approve the working drawings and specifications within ten (10) days of receipt of the aforementioned from the lessor.

In the event that the lessor fails to submit the required revisions to GSA within the ten (10) day period or if such revisions significantly deviate from the written comments provided by GSA, the rent commencement date shall be postponed one day for each and every day such failure continues.

Should the revisions, made by GSA include modifications to the working drawings and specifications for purposes other than correction of errors, omissions or misinterpretation, the Government shall be responsible for any reasonable delay and the date for rent start shall not be affected.

The Government shall not be liable for any costs due to changes or revisions in the requirements of this project which would increase the scope of this contract as originally negotiated and agreed to unless such changes or revisions are authorized and approved by the Contracting Officer in writing. Any request for changes or revisions received by the Contractor shall, therefore, be referred to the Contracting Officer for his approval.

VI.    Construction Schedule

Actual construction of the tenant improvements to be made to the leased premises for Phase One shall commence no later than September 1, 1991.

Upon the earlier of either:

1.
Issuance of a written notice, by GSA, authorizing the lessor to proceed with building standard and above standard improvements presuming the base building is completed to a stage where tenant improvements can commence or,

2.	September 1, 1991 and issuance of a written notice, by GSA, authorizing the lessor to proceed with building standard and above standard improvements,

The lessor shall complete each phase in accordance with the following schedule:

Phase No.	Construction Complete	Phase No.	Construction Complete
1A	06/15/92	5	07/15/92
1B	06/15/92	6	12/01/92
2	06/15/92	7	01/05/93
3	06/15/92	8	04/05/93
4	06/15/92

INITIALS:  ILLEGIBLE   &   ROOP
INDEPENDENCE SQUARE                                                                                                                  Lessor                   Government

September 30, 1991                                                     SLA No. 1 to Lease GS-11B-00111                                                       Page 5 of 9

The lessor shall not be obligated to commence tenant buildout unless the Government has approved the working drawings and issued written notice to the lessor to proceed with building standard and above standard work.

The Government reserves the right to access any space within the building for the purpose of installing equipment including but not limited to Telephone and Data/Communications cabling. GSA shall coordinate, within reason, the activity of Government contractors in order to minimize conflicts with/disruption to other contractors on site.

Access shall not be denied to authorized Government officials including, but not limited to, Government contractors, subcontractors or consultants acting on the behalf of the General Services Administration with respect to this specific project.

By way of example and not in limitation of the foregoing, Government contractors or subcontractors shall coordinate with the lessor and its general contractor the use of elevators and the availability of electricity, access to such phase or portion and sequencing of the work to be performed by the Government.

The lessor shall not be liable or responsible for and shall have no obligation to provide heating, air conditioning or other building services to the Government in connection to access with its early access to each phase (or portion thereof) unless the Government agrees to compensate the lessor therefor.

If an extended completion schedule is proposed due to the complexity of any given phase or the availability of materials necessary to meet the requirements specified by the Government, the Lessor shall provide to GSA a written request explaining the rationale for the extension and any additional documentation supporting the need for additional time to complete the tenant improvements.

The dates specified earlier in this subparagraph for the completion of tenant improvements shall not be extended unless the extension of the completion schedule is approved by the GSA, in writing. It will be the Government’s sole determination as to whether said extension shall delay rent commencement, or whether rent will commence as if the extension had not been granted.

VII.    Acceptance of Space

The Government shall accept and occupy the space on a phase-by-phase basis. The Government shall pay pro-rata rent for space as soon as the space is accepted as substantially complete by the Government and subject to the issuance of a certificate of occupancy by the District of Columbia.

INITIALS:  ILLEGIBLE   &   ROOP
INDEPENDENCE SQUARE                                                                                                                  Lessor                   Government

September 30, 1991                                                     SLA No. 1 to Lease GS-11B-00111                                                       Page 6 of 9

If the space is inspected and determined substantially complete by the Government prior to issuance of a certificate of occupancy, the Government may access the space for the purpose of installing systems furniture and other Government owned equipment.

Any and all damage caused by the installation of equipment by the Government shall be dealt with in accordance with Clause 16 of GSA Form 3517, General Clauses and shall not impact the payment of rent after acceptance and issuance of a certificate of occupancy for a given phase. Following the acceptance by the Government of all phases, a Supplemental Lease Agreement will be issued to establish a composite lease commencement date and fix the twenty (20) year term.

This composite lease commencement date will also become the anniversary date for the purpose of tax and operating cost escalations. The composite lease commencement date shall be the weighted mean of the acceptance dates for the various phases.

The Lessor shall notify the Government in writing at least five (5) days before the space will be complete and ready for inspection. The Government shall then have until the ninth (9th) day following said notification to inspect the space for acceptance.

The entire phase must be substantially complete in order for the Government to accept the space, except for minor “punch list” items. The punch list items, identified by the Government, shall be completed by the lessor within thirty (30) days following acceptance of phase in question. The Government reserves the right to occupy each phase upon acceptance and receipt of a certificate of occupancy.

The phrase “substantially complete” shall mean the tenant improvements, the common and other areas of the Building, and all other things necessary for the Government’s access to the Premises and occupancy, possession, use and enjoyment thereof, as provided in this lease, have been completed or obtained, excepting only such minor matters as do no interfere with or materially diminish such access, occupancy, possession, use or enjoyment.

VIII.    Slippage

The Government anticipates that each phase will be completed by the date specified in this paragraph. Failure to complete a phase within the required time frame will constitute slippage.

The Lessor is required to report immediately, in writing, to the Contracting Officer when slippage in the schedule is evident. A revised schedule shall be submitted for approval within five (5) working days of agreement between the Lessor and the Contracting Officer.

INITIALS:  ILLEGIBLE   &   ROOP
INDEPENDENCE SQUARE                                                                                                                  Lessor                   Government

September 30, 1991                                                     SLA No. 1 to Lease GS-11B-00111                                                       Page 7 of 9

To the extent that the lessor is late in meeting any of the time obligations referenced herein, the commencement of rent shall be proportionally postponed by the period of delay.

In the event the Government is late in meeting any of its time obligations as referenced herein, the commencement of rent shall occur as if the Government had met its obligations in a timely manner.
* * * * * * * *

a.    Design Intent Drawings

The Government prepares design intent drawings that include basic architectural wall layout and finishes, telephone and electrical outlet locations, furniture layouts and related information.

Any Modifications and commensurate costs associated with any modifications to the Government’s design intent drawings required due to errors and/or omissions in the lessor’s construction/working drawings, differing site conditions, failure to meet code requirements or field changes to meet performance requirements shall be the responsibility of the lessor.

b.    Base Building Drawings

Within five (5) working days of GSA’s Contracting Officer’s technical representative’s request, the Lessor is required to submit two (2) complete blueline sets of the most current base building drawings (with written notice of percent of design completion) to serve as the basis for the Government’s design intent effort.

Each set of drawings shall include all professional disciplines (architectural, structural, mechanical, electrical, and plumbing). The lessor shall provide the following drawings prior to start of construction of each phase:

1.
Construction/working drawings for each phase, consisting of 12 sets of blue lines and one set of reproducible sepias. Each set will include at a minimum: a legend noting detail sheets, architectural, electrical, mechanical, plumbing, structural, and reflective ceiling plans.

2.
In addition with each submission (phase), the lessor must submit one set of sepias for each discipline showing quantity takeoff deviations from the SFO/above standard alterations under the lease along with summation sheets for quantity takeoffs identifying deviation amounts from the above standard alterations. Structural elevation sheets may be required to show alterations for increased floor loading.

INITIALS:  ILLEGIBLE   &   ROOP
INDEPENDENCE SQUARE                                                                                                                  Lessor                   Government

September 30, 1991                                                     SLA No. 1 to Lease GS-11B-00111                                                       Page 8 of 9

c.    Relation or Design Accept Drawings to Construction Wings

Design development after award will not only be in accordance with the specific solicitation requirements, but also a direct extension of the submitted design concept. The further design development shall retain the functional and basic physical characteristics of that concept.

The Contracting Officer shall reserve the right to reject any aspect of subsequent design development which varies from the concept and which would adversely affect the Government’s use and occupancy of the space in the building as set forth or implied in the body of this solicitation.

The Offeror may propose for the Contracting Officer’s acceptance, or the Contracting Officer may propose for the Offeror’s acceptance, evolutionary adaptations or changes to the concept. Neither party will unreasonably withhold such acceptance of demonstrably beneficial design adaptations of the concept which would not measurably increase the cost of construction, operation or maintenance of the facility.

d.    Phases for Interior Design and Construction

The Government intends to complete Design Intent Drawings in increments of approximately sixty thousand (60,000) net usable square feet. Therefore, the Government anticipates completion of the tenant buildout and complete occupancy in approximately eight (8) phases.

INITIALS:  ILLEGIBLE   &   ROOP
INDEPENDENCE SQUARE                                                                                                                  Lessor                   Government

September 30, 1991                                                     SLA No. 1 to Lease GS-11B-00111                                                       Page 9 of 9

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT 2	DATE 1/21/93

TO LEASE NO. GS-11B-00111

ADDRESS OF PREMISES Two Independence Square 300 E Street SW Washington, DC 20024

THIS AGREEMENT, made and entered into this date by and between Southwest Market Limited Partnership whose address is
c/o Boston Properties
500 E Street SW
Washington, DC 20024

hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the consideration hereinafter mentioned covenant and agree that the said Lease is amended, effective as follows:

This Supplemental Lease Agreement (SLA) number one (1) will serve as official notice of the substantial completion dates for the above referenced building:

Phase 1A)	May 15, 1992
Phase 1B)	May 15, 1992
Phase 2)	May 12, 1992
Phase 3)	May 12, 1991
Phase 4)	May 12, 1992
Phase 5)	June 4, 1992
Phase 6)	September 1, 1992
Phase 7)	November 15, 1992

Rent for phases 1A, 1B, 2, 3, and 4 has already commenced and is being paid. Phases 5, 6, 7 are not subject to interest under the prompt payment act due to GSA disagreement over rent start dates.

All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR: Southwest Market Limited Partnership

BY	Edward H. Linde	General Partner
	(Signature)	(Title)

IN THE PRESENCE OF (witnessed by:)

ILLEGIBLE
	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	Gerald H. Brown	Contracting Officer GSA, NCR, RED, OPR
	(Signature)	(Official Title)

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT 3	DATE 1/21/93

TO LEASE NO. GS-11B-00111

ADDRESS OF PREMISES Two Independence Square 300 E Street SW Washington, DC 20024

THIS AGREEMENT, made and entered into this date by and between Southwest Market Limited Partnership whose address is
C/O Boston Properties
500 E Street SW
Washington, DC 20024

hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the consideration hereinafter mentioned covenant and agree that the said Lease is amended, effective as follows:

This Supplemental Lease Agreement (SLA) number three (3) will serve as official notice that phase eight has been substantially completed as of December 28, 1992.

This SLA also establishes the lease commencement date for the entire building as of July 20, 1992.

The operating base for escalation purposes is hereby established as July 20, 1992.

Rent for this last block of space is not subject to interest under the prompt payment act due to Lessor/Government not mutually agreeing upon acceptance dates.

All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR: Southwest Market Limited Partnership

BY	Edward H. Linde	General Partner
	(Signature)	(Title)

IN THE PRESENCE OF (witnessed by:)

Kathryn R. Stevenson
	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	Gerald H. Brown	Contracting Officer GSA, NCR, RED, OPR
	(Signature)	(Official Title)

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT 4	DATE 2/25/94

TO LEASE NO. GS-11B-00111 “Neg”

ADDRESS OF PREMISES Two Independence Square 300 E Street SW Washington, DC 20024

THIS AGREEMENT, made and entered into this date by and between Southwest Market Limited Partnership whose address is
C/O Boston Properties
500 E Street SW
Washington, DC 20024

hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the consideration hereinafter mentioned covenant and agree that the said Lease is amended, effective as follows:

Lessor hereby grants the Government the right to install and imposes the obligation to maintain and repair a microwave antenna on the roof of the building known as Two Independence Square, 300 E Street, SW, Washington, DC. The location of the antenna is shown on Exhibit A hereto. In consideration for the granting of the right to locate the antenna on the roof, GSA shall pay the Lessor one dollar ($1) per year in arrears commencing July 20, 1992. The antenna payment shall be due at the same time the monthly rent is due under the base Lease. The obligation to maintain and repair the antenna on the roof shall terminate at the expiration of the term of the base Lease.

The Government may access the rooftop area for maintenance or inspection of the antenna after notice to and when accompanied by a representative of the Lessor. The Government shall be responsible, in accordance with the federal Tort Claims Act, or any and all damages, costs, liability, losses or expenses suffered by it or by the Lessor as a result of the granting of this right, the installation, maintenance or inspection of the antenna or any access by Government personnel, agents or contractors to the roof of the building.

All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR: Southwest Market Limited Partnership

BY	Edward H. Linde	General Partner
	(Signature)	(Title)

IN THE PRESENCE OF (witnessed by:)

ILLEGIBLE
	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	Gerald H. Brown	Contracting Officer GSA, NCR, RED, OPR
	(Signature)	(Official Title)

“Floor plan appears here”

“Floor plan appears here”

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT 5	DATE May 15, 1994

TO LEASE NO. GS-11B-00111 “Neg”

ADDRESS OF PREMISES 300 E Street, SW Washington DC, 20024

THIS AGREEMENT, made and entered into this date by and between

Southwest Market Limited Partnership
c/o Boston Properties, Inc.
500 E Street SW
Washington, DC 20024

hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the consideration hereinafter mentioned covenant and agree that the said Lease is amended, effective upon execution by the Government, as follows:

The agreed upon above standard costs and obligations for all work to be performed by the Lessor under the lease is $17,755,660.00, of which $17,003,760.00 has been paid as of February 25, 1994, for the scope of work described below. Accordingly, the Government shall pay the Lessor the amount of $624,990.00, which is the balance due for work completed to date (less the Interactive Directories cost of $126,910.00 which shall be paid for by the Government upon completion and separately), not more than forty-five days after the execution of this Supplemental Lease Agreement by the Government. The balance due for the Interactive Directories will be paid for upon completion of the full scope of work and acceptance by the Government.

The scope of work includes all work for the initial space alterations on the concourse level, ground floor, floors two through nine of the building and various items in the parking garage and includes utilization of all building allowances, building allowance credits, installed special requirements (section 9 of the lease contract), above standard alterations, additional design fees for the above standard construction, and all equitable adjustments for the changes made under paragraph 17 of the General Clauses of the lease to date.

This represents a final settlement of all claims related to this lease for above standard construction as of the date hereof as described above.

All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR: Edward H. Linde

BY	Edward H. Linde	General Partner
	(Signature)	(Title)

IN THE PRESENCE OF (witnessed by:)

	Kathryn R. Stevenson	8 Arlington Street, Boston, MA 02116
	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	ILLEGIBLE	Contracting Officer
	(Signature)	(Official Title)

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT NO. 5	DATE

TO LEASE NO. GS-11B-00111

ADDRESS OF PREMISES 2 Indep Square 300 E Street., SW Washington, DC 20024

THIS AGREEMENT, made and entered into this date by and between whose address is
Southwest Market Ltd Partnership
C/O Boston Properties
500 E Street, SW
Washington, DC 20024

hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the consideration hereinafter mentioned covenant and agree that the said Lease is amended, effective July 20, 1993, as follows:

To reflect operating cost escalation provided for in the basic lease agreement.

Base (CPI-W-U.S. City Avg)	June 1992		138.1
Correspondence Index	June 1993		142.0
			1.028240406
Base Operating Cost Per Lease			$3,481,297.44
% Increase in CPI-W		×	0.028240406
Less Previous Escalation Paid			$0.00
Annual increase in operating cost			$98,313.25

Effective July 20, 1993. The annual rental is increased by $98,313.25. The new annual rent is $19,242,575.05 payable at the rate of $1,603,547.92 per month in arrears. Rent checks shall be payable to:

Southwest Market Ltd Partnership
C/O Boston Properties
500 E Street, SW
Washington, DC 20024

All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR:

BY
	(Signature)	(Title)

IN PRESENCE OF

	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	ILLEGIBLE	Contracting Officer, NCR, RED, WPEST-A
	(Signature)	(Official Title)

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT NO. 6	DATE

TO LEASE NO. GS-11B-00111

ADDRESS OF PREMISES 2 Independence Square Washington, DC 20024

THIS AGREEMENT, made and entered into this date by and between whose address is
Southwest Market Limited Partnership
C/O Boston Properties
500 E Street, SW
Washington, DC 20024

hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the consideration hereinafter mentioned covenant and agree that the said Lease is amended, effective July 20, 1994, as follows:

To reflect operating cost escalation provided for in the basic lease agreement.

Base (CPI-W-U.S. City Avg)	June 1992		138.1
Correspondence Index	June 1994		145.4
			1.052860246
Base Operating Cost Per Lease			$3,481,297.44
% Increase in CPI-W		×	0.052860246
Less Previous Escalation Paid			$98,313.24
Annual increase in operating cost			$85,709.00

Effective July 20, 1994, the annual rental is increased by $85,709.00. The new annual rent is $19,328,284.05 payable at the rate of $1,610,690.34 per month in arrears. Rent checks shall be payable to:

Southwest Market Limited Partnership
C/O Boston Properties
500 E Street, SW
Washington, DC 20024

All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR:

BY
	(Signature)	(Title)

IN PRESENCE OF

	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	ILLEGIBLE	CONTRACTING OFFICER, NCR, RED, WPESTA
	(Signature)	(Official Title)

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT NO. 7	DATE

TO LEASE NO. GS-11B-00111

ADDRESS OF PREMISES 2 Independence Square 300 E Street, SW Washington, DC 20024

THIS AGREEMENT, made and entered into this date by and between Ball Associates.

whose address is
Southwest Market Limited Partnership
c/o Boston Properties
500 E Street, SW
Washington, DC 20024

hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the consideration hereinafter mentioned covenant and agree that the said Lease is amended, effective                     , as follows:

To reflect full and final settlement of the 1993, and 1994, annual operating escalations. The annual rent will be increased by $184,0222.25 effective October 1, 1994. The preceding months from July 20, 1993, thru September 30, 1994, will be paid as catchup including interest. The full and final (lump sum) settlement payment of $141,793.28 is explained as follows:

For the 1993 escalation, the payment is $124,506.28 which represents catchup for the period July 20, 1993, thru September 30, 1994, and interest for one year at 5.63 percent. The catchup is $117,870.19 and interest is $6,636.09.

Similarly, for the 1994 escalation, the payment is $17,287.00 which represents catchup and interest at 7.0 percent for the period July 20, 1994, thru September 30, 1994. The catchup is $17,049.62 and interest is $237.41. The Final Settlement Payment will be included in your next monthly rent. The rent check shall be payable to:

Southwest Market Limited Partnership
c/o Boston Properties
500 E Street, SW
Washington, DC 20024

All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR:

BY
	(Signature)	(Title)

IN THE PRESENCE OF (witnessed by:)

	(Signature)	(Address)

UNITED STATES OF AMERICA

BY		Contracting Officer GSA, NCR, PBS, RED
	(Signature)	(Official Title)

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT No. 8	DATE

TO LEASE NO. GS-11B-00111

ADDRESS OF PREMISES 2 Independence Square 300 E Street, SW Washington, DC 20024

THIS AGREEMENT, made and entered into this date by and between	Southwest Market Limited Partnership

whose address is:	Southwest Market Limited Partnership c/o Boston Properties 500 E Street, SW Washington, DC 20024

hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the consideration hereinafter mentioned covenant and agree that the said Lease is amended as follows:

Issued to reflect the annual real estate tax escalation provided for in the basic lease agreement.

Comparison	$2,747,904.15
Base Year	$2,558,414.00
Increase	$189,490.15
Percentage of Government Occupancy	98.50%
Tax Increase Due Lessor	$186,647.80
Interest	$3,118.04
Total Due	$189,765.84

The Lessor is entitled to a one-time payment in the amount of $189,765.84 payable in arrears. Check shall be payable to:

Southwest Market Ltd Partnership c/o Boston Properties 500 E Street, SW Washington, DC 20024

All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR: Southwest Market Limited Partnership

BY
	(Signature)	(Title)

IN THE PRESENCE OF

	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	ILLEGIBLE	Contracting Officer, GSA, NCR, PBS, PARS
	(Signature)	(Official Title)

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT No. 9	DATE

TO LEASE NO. GS-11B-00111

ADDRESS OF PREMISES 2 Independence Square 300 E Street, SW Washington, DC 20024

THIS AGREEMENT, made and entered into this date by and between	Southwest Market Ltd. Partnership

whose address is:	Southwest Market Ltd. Partnership c/o Boston Properties 500 E Street, SW Washington, DC 20024

hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the consideration hereinafter mentioned covenant and agree that the said Lease is amended, effective 03/01/1996 , as follows:

Issued to reflect operating cost escalation provided for in the basic lease agreement.

Base (CPI-W-U.S. City Avg)	June	1992	138.10
Corresponding Index	June	1995	149.90
Base Operating Cost Per Lease			$3,481,297.44
% Increase in CPI-W			0.085445329
Annual Increase In Operating Cost			$297,460.61
Less Previous Escalation Paid			$184,022.24
Annual increase In Operating Cost Due Lessor			$113,438.37

Effective 03/01/1996, the annual rental is increased by $113,438.37. The new annual rent is $19,441,722.42 payable at the rate of $1,620,143.53 per month. The rent check shall be made payable to:

Southwest Market Ltd. Partnership c/o Boston Properties 500 E Street, SW Washington, DC 20024

All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR: Southwest Market Ltd. Partnership

BY
	(Signature)	(Title)

IN THE PRESENCE OF

	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	ILLEGIBLE	Contracting Officer, GSA, NCR, PBS, CBD
	(Signature)	(Official Title)

[LOGO GOES HERE]

General Services Administration
National Capital Region
Washington, DC 20407

Southwest Market Ltd. Partnership
c/o Boston Properties
500 E Street, SW
Washington, DC 20024

RE:    2 Independence Square
300 E Street, SW
Washington, DC 20024

Dear Sir:

Enclosed, please find one copy of Supplemental Lease Agreement No. 10 which provides for the lump sum payment of the operating cost escalation from July 20, 1995 through February 29, 1996 inclusive of interest for the Government-leased space located in the above referenced building. The rent was brought current as of March 1, 1996.

In accordance with the basic lease agreement, the Government has executed the enclosed SLA which reflects a rent increase to be paid with your next monthly rent check. Please retain this copy for your files.

Should you have any questions concerning this matter, please call on (202) 708-7679.

Sincerely,

ILLEGIBLE
Noreen Freeman
Contracting Officer
Commercial Broker Division

Enclosure

Federal Recycling Program    [LOGO GOES HERE]      Printed on Recycled Paper

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT No. 10	DATE June 3, 1996

TO LEASE NO. GS-11B-00111

ADDRESS OF PREMISES 2 Independence Square 300 E Street, SW Washington, DC 20024

THIS AGREEMENT, made and entered into this date by and between Southwest Market Ltd. Partnership

whose address is:	Southwest Market Ltd. Partnership c/o Boston Properties 500 E Street, SW Washington, DC 20024

Hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the considerations hereinafter covenant and agree that the said lease is hereby amended, effective 7/20/1995 , as follows:

Issued to reflect operating cost escalation provided for in the basic lease agreement.

Base (CPI-W-U.S. City Avg)	June	1992	138.10
Corresponding Index	June	1995	149.90
Bases Operating Cost Per Lease			$3,481,297.44
% Increase in CPI-W			0.085445329
Annual Increase In Operating Cost			$297,460.61
Less Previous Escalation Paid			$184,022.24
Annual Increase In Operating Cost Due Lessor			$113,438.37
Prorated Amount Due (7/20/95-2/29/96)			$69,831.68
Interest Due at 6.38%			$649.73
Total Lump Sum Catchup			$70,481.41

This supplement is issued to reflect full and final settlement of the 1995 operating cost escalation from July 20, 1995 through February 29, 1996 to be paid as a lump sum payment inclusive of interest in the amount of $70,481.41. The lump sum payment represents catchup for the period and interest at 6.38 percent. The total catchup is $69,831.68 and the interest is $649.73. The rent check shall be payable to:

Southwest Market Ltd. Partnership c/o Boston Properties 500 E Street, SW Washington, DC 20024

All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR: Southwest Market Ltd. Partnership

BY
	(Signature)	(Title)

IN THE PRESENCE OF

	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	ILLEGIBLE	Contracting Officer, GSA, NCR, PBS, CBD
	(Signature)	(Official Title)

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT No. 11	DATE June 3, 1996

TO LEASE NO. GS-11B-00111

ADDRESS OF PREMISES 2 Independence Square 300 E Street, SW Washington, DC 20024

THIS AGREEMENT, made and entered into this date by and between	Southwest Market Ltd. Partnership

whose address is:	Southwest Market Ltd. Partnership c/o Boston Properties 500 E Street, SW Washington, DC 20024

hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the consideration hereinafter mentioned covenant and agree that the said Lease is hereby amended, effective 07/20/1996, as follows:

Issued to reflect operating cost escalation provided for in the basic lease agreement.

Base (CPI-W-U.S. City Avg)	June	1992	138.10
Corresponding Index	June	1996	154.10
Bases Operating Cost Per Lease			$3,481,297.44
% Increase in CPI-W			0.115858074
Annual Increase In Operating Cost			$403,336.42
Less Previous Escalation Paid			$297,460.61
Annual Increase In Operating Cost Due Lessor			$105,875.81

Effective 07/20/1996, the annual rent is increased by $105,875.81. The new annual rent is $19,547,598.23 payable at the rate of $1,628,966.52 per month. The rent check shall be made payable to:

Southwest Market Ltd Partnership c/o Boston Properties 500 E Street, SW Washington, DC 20024

All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR: Southwest Market Ltd. Partnership

BY
	(Signature)	(Title)

IN THE PRESENCE OF

	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	ILLEGIBLE	Contracting Officer, GSA, NCR, PBS, CBD
	(Signature)	(Official Title)

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT No. 12	DATE July 19, 1996

TO LEASE NO. GS-11B-00111

ADDRESS OF PREMISES 2 Independence Square 300 E Street, SW Washington, DC 20024

THIS AGREEMENT, made and entered into this date by and between	Southwest Market Ltd. Partnership

whose address is:	Southwest Market Ltd. Partnership c/o Boston Properties 500 E Street, SW Washington, DC 20024

hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the consideration hereinafter mentioned covenant and agree that the said Lease is hereby amended as follows:

Issued to reflect operating cost escalation provided for in the basic lease agreement. A tax rate rollback appearing on the 1995 second half tax bill shows a credit to be applied toward the 1995 first half taxes. Accordingly, one-half of the 1995 first half tax credit applies to CY 1994 and one-half applies to CY 1995.

COMPARISON YEAR (Revised)	1994	$2,690,477.75
BASE YEAR	1993	$3,198,017.50
INCREASE		($507,539.75)
PERCENTAGE OF GOVERNMENT OCCUPANCY		98.500%
TAX INCREASE DUE LESSOR		($499,926.65)
LESS: AMOUNT PREVIOUSLY PAID PER SLA 8		$189,765.84
1994 CREDIT DUE GOVERNMENT		($689,692.49)
COMPARISON YEAR	1995	$3,114,301.88
BASE YEAR	1993	$3,198,017.50
INCREASE		($83,715.63)
PERCENTAGE OF GOVERNMENT OCCUPANCY		98.500%
1995 TAX INCREASE DUE LESSOR		($82,459.89)
1995 CREDIT DUE GOVERNMENT		($82,459.89)
1994 CREDIT DUE GOVERNMENT		($689,692.49)
TOTAL CREDIT DUE GOVERNMENT		($772,152.38)

The Government is entitled to a one-time credit in the amount of ($772,152.38) payable in arrears. The credit shall be deducted from the rent check of:

Southwest Market Ltd Partnership c/o Boston Properties 500 E Street, SW Washington, DC 20024

All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR: Southwest Market Ltd Partnership

BY
	(Signature)	(Title)

IN THE PRESENCE OF

	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	ILLEGIBLE	Contracting Officer, GSA, NCR, PBS, CBD
	(Signature)	(Official Title)

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT No. 12 (REVISED)	DATE

TO LEASE NO. GS-11B-00111

ADDRESS OF PREMISES 2 Independence Square 300 E Street, SW Washington, D.C. 20024

THIS AGREEMENT, made and entered into this date by and between	Southwest Market Ltd Partnership

whose address is:	Southwest Market Ltd Partnership c/o Boston Properties 500 E Street, SW Washington, D.C. 20024

hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the considerations hereinafter covenant and agree that the said Lease is hereby amended as follows:

This SLA 12 (Revised) is issued to revise the original SLA 12 by correcting the figure used for the base year, and by correcting the resulting calculations.

COMPARISON YEAR (Revised)	1994	$2,690,477.75
BASE YEAR	1993	$2,888,667.66
DECREASE		($198,189.91)
PERCENTAGE OF GOVERNMENT OCCUPANCY		98.50%
REVISED TOTAL CREDIT DUE THE GOVERNMENT		($195,217.06)
LESS: AMOUNT PREVIOUSLY PAID PER SLA 8		$189,765.84
1994 CREDIT DUE THE GOV’T		($384,982.90)
COMPARISON YEAR	1995	$3,114,301.88
BASE YEAR	1993	$2,888,667.66
DECREASE		$225,634.22
PERCENTAGE OF GOVERNMENT OCCUPANCY		98.50%
1995 AMOUNT DUE LESSOR		$222,249.71
1995 AMOUNT DUE LESSOR		$222,249.71
1994 CREDIT DUE GOVERNMENT		($384,982.90)
TOTAL CREDIT DUE GOV’T		($162,733.19)
LESS PREVIOUS CREDIT TO THE GOV’T PER SLA 12		($772,152.38)
AMOUNT DUE LESSOR		$609,419.19

The Lessor is entitled to a lump sum payment in the amount of		$609,419.19
Rent payments are to be made to:

Southwest Market Ltd Partnership c/o Boston Properties 500 E Street, SW Washington, DC 20024

All other terms and conditions of the lease shall remain in full force and effect.*
IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR:

BY	* See Attachment (a) hereto, incorporated by this reference.
	(Signature)	(Title)

IN THE PRESENCE OF

	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	[ILLEGIBLE] 11/1/96	Contracting Officer, GSA, NCR, PBS, PARS
	(Signature)	(Official Title)

ATTACHMENT	(A) TO SUPPLEMENTAL LEASE AGREEMENT NO. 12 (REVISED)

The Lessor and the Government agree that, by execution of this Supplemental Agreement No. 12 (revised) to Lease No. GS-11B-00111 (“the Lease”), the Lessor has not waived and expressly reserves its right to pursue its pending claim dated September 9, 1996 against the Government requesting a final decision from the Contracting Officer to establish that the sum of $2,558,413.79 is the real estate tax amount for the NASA Headquarters Building for 1993, which is the “Base Year” of the Lease for purposes of the Tax Adjustment clause, GSAR 552.270-24, of the Lease. The Lessor and the Government recognize (1) that the Lessor has a dispute with the Government concerning the computation of the real estate tax amount for the Base Year of the Lease, which dispute is not settled, resolved or otherwise affected by this Supplemental Agreement No. 12 (revised), and (2) that Lessor’s execution of this Supplemental Agreement No. 12 (revised) does not operate as a concurrence in or acceptance of GSA’s computation of the sum of $2,888,667.66 as the real estate tax base for 1993. The Lessor and the Government further agree that this Supplemental Agreement No. 12 (revised) does not settle or release the Government from any claim(s) by the Lessor to recover lease payments or seek other relief under the Lease as a result of the Government’s assertion that the real estate tax amount for the NASA Headquarters Building is a sum other than $2,558,413.79.

SOUTHWEST MARKET LIMITED
    PARTNERSHIP, Lessor

By:    Boston Southwest Associates
Limited Partnership, its
General Partner

By:    Independence Square, Inc.
its General Partner

By:	/s/ Robert E. Burke
Robert E. Burke Vice President

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT NO. 13	DATE SEP 25, 1996

TO LEASE NO. GS-11B-00111

ADDRESS OF PREMISES 300 E Street, SW Washington, DC 20024

THIS AGREEMENT, made and entered into this date by and between Southwest Market Limited Partnership

whose address is:	500 E Street, SW Washington, DC 20024
hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the consideration hereinafter mentioned covenant and agree that the said Lease is amended, effective upon execution by the Government, as follows:

Exhibit III to this Lease is amended as follows:

1.
For the period from July 20, 1995 through July 19, 1996, the annual rental for the 350 permits provided under Exhibit III is $600,600.00, based on a rate of $50,050.00 per month in arrears and is exclusive of the District of Columbia parking sales tax.

2.
Effective July 20, 1996, the number of parking permits will increase to a total of six hundred forty-six (646) parking permits for spaces within the leased building, for use by the Government. The Government shall pay the annual rental for such parking permits of $1,135,668.00 based on a rate of $94,639.00 per month in arrears, which rate is exclusive of the District of Columbia parking sales tax. The aforesaid rental rate for these 646 parking permits will be escalated annually, on the anniversary date of the effective date of this agreement, by four percent (4%) of the rate payable for the prior year, for the remaining term of this Lease.

3.	The effective date of this agreement is July 20, 1996.

4.	The last paragraph of Exhibit III to this Lease is hereby deleted. Further, all references in Exhibit III to “350 permits” is hereby changed to read “646 permits” effective as July 20, 1996.

All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR: Southwest Market Limited Partnership BY: Independence Square, Inc., it’s General Partner

BY	(ILLEGIBLE)	Vice President
	(Signature)	(Title)

IN PRESENCE OF (witnessed by:)

/S/ Elaine (ILLEGIBLE)
	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	/S/ Robert G. Roop	Contracting Officer GSA, NCR, PBS, RED
	(Signature) Robert G. Roop	(Official Title)

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT NO. 14 (NF)	DATE 2/10/97

TO LEASE NO. GS-11B-00111

ADDRESS OF PREMISES 2 Independence Square 300 E Street, SW Washington, DC 20024

THIS AGREEMENT, made and entered into this date by and between	Southwest Market Ltd Partnership

whose address is:	Southwest Market Ltd Partnership c/o Boston Properties 500 E Street, SW Washington, DC 20024

hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the consideration hereinafter mentioned covenant and agree that the said Lease is hereby amended as follows:

This SLA is issued to settle all claims with respect to the computation of base year real estate taxes for real estate tax escalation purposes, which is hereby established as $2,534,368.74, with calendar year 1993 designated as the base year. The base year figure was arrived at by adopting the amount appearing on GSA Form 1217 which was made a part of this lease.

In addition, it is agreed that the 1994 and 1995 real estate tax escalations will be calculated as follows:

COMPARISON YEAR (Revised)	1994	$2,690,477.75
BASE YEAR	1993	$2,534,368.74
INCREASE		$156,109.01
PERCENTAGE OF GOVERNMENT OCCUPANCY		98.50%
1994 TOTAL AMOUNT DUE LESSOR		$153,767.37
COMPARISON YEAR	1995	$3,114,301.88
BASE YEAR	1993	$2,534,368.74
INCREASE		$579,933.14
PERCENTAGE OF GOVERNMENT OCCUPANCY		98.50%
1995 TOTAL AMOUNT DUE LESSOR		$571,234.14
1995 TOTAL AMOUNT DUE LESSOR		$571,234.14
1994 TOTAL AMOUNT DUE LESSOR		$153,767.37
SUBTRACT AMOUNT PAID TO LESSOR (SLA 8)		$189,765.84
SUBTRACT AMOUNT PAID TO LESSOR (SLA 12 REV)		$809,419.19
ADD AMOUNT OF GOV’T CREDIT (SLA 12)		$772,152.38
NET AMOUNT DUE FOR 1994 AND 1995 TAX ADJUSTMENTS		$697,968.86

The Lessor is entitled to a lump-sum payment in the amount of		$697,968.86
Rent payments are to be made to:

Southwest Market Ltd Partnership c/o Boston Properties 500 E Street, SW Washington, DC 20024

All other terms and conditions of the lease shall remain in force and effect.
IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR:

BY	/s/ Robert S. Burke	Senior Vice President
	(Signature)	(Title)

IN THE PRESENCE OF

	/s/ Joann B. Poindexter	Boston Properties, Inc. 500 E Street, SW – Suite 200 Washington, DC 20024
	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	/s/ [ILLEGIBLE]	Contracting Officer, GSA, NCR, PBS, PARS
	(Signature)	(Official Title)

[LOGO GOES HERE]

General Services Administration
National Capital Region
Washington, DC 20407

June 16, 1997

School Street Associates
c/o Boston Properties, Inc.
8 Arlington Street
Boston, MA 02116

Attention: Edward H. Linde, President

RE:  Lease No. GS-11B-00111 dated June 1, 1990, by and between The United States of America (“Government”) and Southwest Market Limited Partnership (“Lessor”) respecting premises comprising 488,734 net usable square feet of office and related space at 300 E Street, S.W., Washington, D.C. 20024 (the “Building”)

Dear Mr. Linde:

This letter is written in response to the request for novation submitted on behalf of the Lessor, with respect to the Lease referred to above, by Alexander D. Tomaszczuk, Esq., counsel to Lessor, by letter dated May 29, 1997. In his letter, Mr. Tomaszczuk pointed out that a novation-in the particular circumstance of this transaction-may not be required by Federal Acquisition Regulation Section 42.1204 nor, by extension, by the Anti-Assignment Act (41 U.S.C. 15).

You have informed us that Boston Properties, Inc., and various affiliated entities including the Lessor, are in the process of forming a publicly-traded real estate investment trust (the “REIT”) which will succeed to the real estate development, redevelopment, acquisition management, operating and leasing businesses owned and controlled by you and Mortimer B. Zuckerman either individually or through entities controlled by you. The REIT will be structured as an “umbrella partnership real estate investment trust,” pursuant to which substantially all of such real estate assets will be contributed by you, Mr. Zuckerman and various affiliated persons and entities, to Boston Properties Limited Partnership, a Delaware limited partnership (“BPLP”), in exchange for interests in the REIT. The sole general partner of BPLP will be Boston Properties, Inc., which will be responsible for managing and operating the real estate assets owned by the REIT. You have also informed us that, due to the fact that a significant ownership interest in the REIT will be retained by you and Mr. Zuckerman, management control of the REIT will also be retained by you.

Specifically with respect to the Building, you have informed us that as part of the REIT formation transactions the constituent partnership interests (both general partnership and limited partnership interests) in the Lessor will be contributed to BPLP (as to a 99% limited partnership interest in Lessor) and to Boston Properties L.L.C. (as to a 1% general partnership interest in Lessor) in exchange for interests in the REIT. The end result of these REIT formation transactions will be that the economic interests in the Lessor will be transformed into interests in the REIT which, in turn, will hold all of the constituent partnership interests to Lessor. Thus, the REIT formation transactions described in this letter (i) will not effect a transfer of the Lease, (ii) will not effect a transfer of the underlying asset (i.e., the Building), and (iii) will not effect a formation or reformation of the partnership that is the Lessor. You have also informed us that the Building will be managed by BPLP, of which Boston Properties, Inc., is the sole general partner, and that payments under the Lease should continue to be made to the same Lessor-Southwest Market Limited Partnership-at the same address as provided in the Lease.

In the circumstances you have described, the public policy concerns that underlie the federal Government rules respecting assignment of contracts are not raised, since the interests of the Lessor in the Building are

Federal Recycling Program    [LOGO GOES HERE]     Printed on Recycled Paper

identical both before and after the REIT formation, and since the Government will not be subjected to competing or potentially adverse claims with respect to the Lease. Based on these facts, it is our position that a novation agreement with respect to the transactions described above involving the Lease and the Lessor is not required.

Sincerely,

UNITED STATES OF AMERICA

By:	/s/ ROBERT G. ROOP
Robert G. Roop Contracting Officer General Services Administration National Capital Region Realty Services Division

[LOGO GOES HERE]

General Services Administration
National Capital Region
Washington, DC 20407

June 16, 1997

Southwest Market Limited Partnership
c/o Boston Properties, Inc.
8 Arlington Street
Boston, MA 02116

Attention: Edward H. Linde, President

RE:   Lease No. GS-11B-00111 dated June 1, 1990, by and between The United States of America (“Government”) and Southwest Market Limited Partnership (“Lessor”) respecting premises comprising 488,734 net usable square feet of office and related space at 300 E Street, S.W., Washington, D.C. 20024 (the “Building”)

Dear Mr. Linde:

This letter is written in response to the request for novation submitted on behalf of the Lessor, with respect to the Lease referred to above, by Alexander D. Tomaszczuk, Esq., counsel to Lessor, by letter dated May 29, 1997. In his letter, Mr. Tomaszczuk pointed out that a novation-in the particular circumstance of this transaction-may not be required by Federal Acquisition Regulation Section 42.1204 nor, by extension, by the Anti-Assignment Act (41 U.S.C. 15).

You have informed us that Boston Properties, Inc., and various affiliated entities including the Lessor, are in the process of forming a publicly-traded real estate investment trust (the “REIT”) which will succeed to the real estate development, redevelopment, acquisition management, operating and leasing businesses owned and controlled by you and Mortimer B. Zuckerman either individually or through entities controlled by you. The REIT will be structured as an “umbrella partnership real estate investment trust,” pursuant to which substantially all of such real estate assets will be contributed by you, Mr. Zuckerman and various affiliated persons and entities, to Boston Properties Limited Partnership, a Delaware limited partnership (“BPLP”), in exchange for interests in the REIT. The sole general partner of BPLP will be Boston Properties, Inc., which will be responsible for managing and operating the real estate assets owned by the REIT. You have also informed us that, due to the fact that a significant ownership interest in the REIT will be retained by you and Mr. Zuckerman, management control of the REIT will also be retained by you.

Specifically with respect to the Building, you have informed us that as part of the REIT formation transactions the constituent partnership interests (both general partnership and limited partnership interests) in the Lessor will be contributed to BPLP (as to a 99% limited partnership interest in Lessor) and to Boston Properties L.L.C. (as to a 1% general partnership interest in Lessor) in exchange for interests in the REIT. The end result of these REIT formation transactions will be that the economic interests in the Lessor will be transformed into interests in the REIT which, in turn, will hold all of the constituent partnership interests to Lessor. Thus, the REIT formation transactions described in this letter (i) will not effect a transfer of the Lease, (ii) will not effect a transfer of the underlying asset (i.e., the Building), and (iii) will not effect a formation or reformation of the partnership that is the Lessor. You have also informed us that the Building will be managed by BPLP, of which Boston Properties, Inc., is the sole general partner, and that payment sunder the Lease should continue to be made to the same Lessor-Southwest Market Limited Partnership-at the same address as provided in the Lease.

In the circumstances you have described, the public policy concerns that underlie the federal Government rules respecting assignment of contracts are not raised, since the interests of the Lessor in the Building are

Federal Recycling Program    [LOGO GOES HERE]     Printed on Recycled Paper

identical both before and after the REIT formation, and since the Government will not be subjected to competing or potentially adverse claims with respect to the Lease. Based on these facts, it is our position that a novation agreement with respect to the transactions described above involving the Lease and the Lessor is not required.

Sincerely,

UNITED STATES OF AMERICA

By:	/s/ ROBERT G. ROOP
Robert G. Roop Contracting Officer General Services Administration National Capital Region Realty Services Division

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT NO. 15	DATE June 3, 1996

TO LEASE NO. GS-11B-00111

ADDRESS OF PREMISES Two Independence Square 300 E Street, SW Washington, DC 20024

THIS AGREEMENT, made and entered into this date by and between	Southwest Market Ltd. Partnership

whose address is:	500 E Street, SW Washington, DC 20024

Hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the consideration hereinafter mentioned covenant and agree that the said Lease is hereby amended as follows:

Issued to reflect the annual real estate tax escalation provided for in the basic lease agreement.

Comparison Year	1996	$3,164,579.63
Base Year	1993	$2,534,368.74
Increase		$630,210.89
Percentage of Government Occupancy		98.50%
Tax Increase Due Lessor		$620,757.72
Total Amount Due Lessor		$620,757.72

The Lessor is entitled to a one-time payment in the amount of                                                   $         620,757.72
payable in arrears. Check shall be payable to:

Southwest Market Ltd. Partnership C/O Boston Properties 500 E Street, SW Washington, DC 20024

All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR: Southwest Market Limited Partnership

BY	/S/ Robert E. Roop	Senior Vice President
	(Signature)	(Title)

IN PRESENCE OF
	/S/ Marilyn Robinson	Boston Properties, Inc. 500 E St., SW, Suite 200 Washington, DC 20024
	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	(ILLEGIBLE) 5/23/97	Contracting Officer, GSA, NCR, PBS, PARS
	(Signature)	(Official Title)

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT NO. 16	DATE

TO LEASE NO. GS-11B-00111

ADDRESS OF PREMISES 2 Independence Square 300 E Street, SW Washington, DC 20024

THIS AGREEMENT, made and entered into this date by and between	Southwest Market Limited Partnership

whose address is:	300 E Street, SW Washington, DC 20024

hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the consideration hereinafter mentioned covenant and agree that the said Lease is hereby amended effective 07/20/97 as follows:

Issued to reflect the operating cost escalation provided for in the basic lease agreement.

Comparison Year	June	1992	138.10
Corresponding Index	June	1997	157.40
Base Operating Cost Per Lease			$3,481,297.44
% Increase in CPI-W			0.139753802
Annual Increase In Operating Cost			$486,524.55
Less Previous Escalation Paid			$403,336.42
Annual Increase In Operating Cost Due Lessor			$83,188.13

Effective 07/20/97 the annual rent is increased by $83,188.13. The new annual rent is $20,766,454.36 payable at the rate of $1,730,537.86 per month. The rent check shall be made payable to:

Southwest Market Limited Partnership c/o Boston Properties 300 E Street, SW Washington, DC 20024

All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR: Southwest Market Limited Partnership

BY
	(Signature)	(Title)

IN THE PRESENCE OF

	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	/s/ Marilyn Jenkins 9/4/97	Contracting Officer, GSA, NCR, PBS, PARS
	(Signature)	(Official Title)

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT NO. 17	DATE

TO LEASE NO. GS-11B-00111

ADDRESS OF PREMISES 2 Independence Square 300 E Street, SW Washington, DC 20011

THIS AGREEMENT, made and entered into this date by and between	Southwest Market L.P.

whose address is:	c/o Boston Properties 500 E Street, SW Washington, DC 20024

hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the consideration hereinafter covenant and agree that the said lease is hereby amended as follows:

Issued to reflect the annual real estate tax escalation provided for in the basic lease agreement.

COMPARISON YEAR	1997	$3,066,717.00
BASE YEAR	1993	$2,534,368.74
INCREASE/DECREASE IN REAL ESTATE TAXES		$532,348.26
PERCENTAGE OF GOVERNMENT OCCUPANCY		98.50%
1996 TAX INCREASE DUE LESSOR		$524,363.04

The Lessor is entitled to a one-time payment in the amount of $524,363.04 payable in arrears. Check shall be payable to:

Southwest Market L.P. c/o Boston Properties 500 E Street, SW Washington, DC 20024

All other terms and conditions of the lease shall remain in force and effect.
IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR: Southwest Market L.P.

BY
	(Signature)	(Title)

IN THE PRESENCE OF

	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	/s/ Marilyn [ILLEGIBLE] 4/22/98	Contracting Officer, GSA, NCR, PBS, PARS
	(Signature)	(Official Title)

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT NO. 18	DATE MAR 11, 1999

TO LEASE NO. GS-11B-00111

ADDRESS OF PREMISES 300 E Street, SW Washington, DC 20024

THIS AGREEMENT, made and entered into this date by and between Southwest Market LTD Partnership

whose address is:	Southwest Market LTD Partnership 500 E Street, SW Washington, DC 20024

Hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the considerations hereinafter covenant and agree that the said lease is hereby amended effective 7/20/98 as follows:

Issued to reflect the annual operating cost escalation provided for in the basic lease agreement.

Base (CPI-W-U.S. City Avg)	JUNE	1992	138.10
Corresponding Index	JUNE	1998	159.70
Base Operating Cost Per Lease			$3,481,297.44
% Increase in CPI-W			0.1564084
Annual Increase In Operating Cost			$544,504.16
Less Previous Escalation Paid			$486,524.55
Annual Increase In Operating Cost Due Lessor			$57,979.61

Effective 7/20/98, the annual rent is increased by $57,979.61.
The new annual rent is $20,824,433.97 payable at the rate of $1,735,369.50 per month.
The rent check shall be made payable to:

Southwest Market LTD Partnership 500 E Street, SW Washington, DC 20024

All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR: Southwest Market LTD Partnership

BY
	(Signature)	(Title)

IN THE PRESENCE OF

	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	ILLEGIBLE	Contracting Officer, GSA, NCR, PBS, Realty Services Division
	(Signature)	(Official Title)

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT NO. 19	DATE MAY 5, 1999

TO LEASE NO. GS-11B-00111

ADDRESS OF PREMISES 2 Independence Square

THIS AGREEMENT, made and entered into this date by and between Southwest Market Ltd Partnership

whose address is:	Southwest Market Ltd Partnership 500 E Street, SW Washington, DC 20024

Hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the considerations hereinafter covenant and agree that the said lease is hereby amended effective 04/01/1999 as follows:

Issued to reflect annual increase cost in rental parking per SLA #13.

Effective 07/20/1997, the increase in $45,426.72 and effective 07/20/1998 the increase is $47,243.79.

The annual increase for the period covering 04/20/1997 through 04/01/1999 is $45,426.72 (1,181,094.72 – 1,135,668.00).
The annual increase for the period covering 07/20/1998 through 04/01/1999 is $47,243.79 (1,228,338.51 – 1,181,094.72).
The annual increase including catchup payments is $121,679.02. The lessor agrees to waive interest.

Effective 04/01/1999, the annual rent is increased by $92,670.51. The new annual rent is $20,917,104.48 payable at the rate of $1,743,083.71.
The Lessor is entitled to a one-time payment in the amount of $121,679.00 payable in arrears. Check shall be payable to:

Southwest Market Ltd. Partnership c/o Boston Properties 500 E Street, SW Washington, DC 20024
All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR: Southwest Market Ltd. Partnership

BY
	(Signature)	(Title)

IN THE PRESENCE OF

	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	ILLEGIBLE	Contracting Officer, GSA, NCR, PBS
	(Signature)	(Official Title)

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT NO. 20	DATE 11/9/99

TO LEASE NO. GS-11B-00111

ADDRESS OF PREMISES 2 Independence Square 300 E Street, SW Washington, DC 20024

THIS AGREEMENT, made and entered into this date by and between Southwest Market Ltd. Part.

whose address is:	c/o Boston Properties 500 E Street, SW Washington, DC 20024

Hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the considerations hereinafter covenant and agree that the said Lease is hereby amended effective 7/20/99 as follows:

Issued to reflect the annual operating cost escalation provided for in the basic lease agreement.

Base (CPI-W-U.S. City Avg)	JUNE	1992	138.10
Corresponding Index	JUNE	1999	162.80
Base Operating Cost Per Lease			$3,481,297.44
% Increase in CPI-W			0.178855902
Annual Increase In Operating Cost			$622,650.59
Less Previous Escalation Paid			$544,504.16
Annual Increase In Operating Cost Due Lessor			$78,146.43
1999 Increase for Parking			$49,133.54
Total Increase Due Lessor including Parking			$127,279.97

Effective 7/20/99, the annual rent is increased by $127,279.97.
The new annual rent is $21,044,384.45 payable at the rate of $1,753,698.70 per month.
The rent check shall be made payable to:

Southwest Market Ltd. Part. c/o Boston Properties 500 E Street, SW Washington, DC 20024

All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR: Southwest Market Ltd. Part.

BY	ILLEGIBLE	Senior Vice President
	(Signature)	(Title)

IN PRESENCE OF

	Nadine ILLEGIBLE	500 E Street SW Suite 200 Washington, DC 20026
	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	ILLEGIBLE	Contracting Officer, GSA, NCR, DC South Service Delivery Team
	(Signature)	(Official Title)

SECTION INTENTIONALLY DELETED

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT NO. 21	DATE SEP 03, 1999

TO LEASE NO. GS-11B-00111

ADDRESS OF PREMISES 2 Independence Square 300 E Street, SW Washington, DC 20011

THIS AGREEMENT, made and entered into this date by and between Southwest Market L.P.

whose address is:	500 E Street, SW Washington, DC 20024 c/o Boston Properties

Hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the considerations hereinafter covenant and agree that the said lease is hereby amended as follows:

Issued to reflect the annual real estate tax escalation provided for in the basic lease agreement.

COMPARISON YEAR	1998	$3,066,717.00
BASE YEAR	1993	$2,534,368.74
DECREASE		$532,348.26
PERCENTAGE OF GOVERNMENT OCCUPANCY		98.50%
AMOUNT DUE TO LESSOR		$524,363.04

The Lessor is entitled to a one-time lump sum payment in the amount of $524,363.04 payable in arrears. This amount shall be paid with your next rent check:

Southwest Market L.P. 500 E Street, SW Washington, DC 20024

All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR: Southwest Market L.P.

BY
	(Signature)	(Title)

IN THE PRESENCE OF

	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	ILLEGIBLE	Contracting Officer, GSA, NCR, PBS, NoVA
	(Signature)	(Official Title)

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT NO. 22	DATE AUG 2, 2000

TO LEASE NO. LDC00111

ADDRESS OF PREMISES 2 Independence Square 300 E Street, SW Washington, DC 20024

THIS AGREEMENT, made and entered into this date by and between Southwest Market Limited Partnership

whose address is:	Southwest Market Limited Partnership c/o Boston Properties 500 E Street, SW Washington, DC 20024

Hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the considerations hereinafter covenant and agree that the said lease is hereby amended effective 7/20/00 as follows:

Issued to reflect the annual operating cost escalation provided for in the basic lease agreement.

Base (CPI-W-U.S. City Avg)	JUNE	1992	138.10
Corresponding Index	JUNE	2000	169.20
Base Operating Cost Per Lease			$3,481,297.44
% Increase in CPI-W			0.217233888
Annual Increase In Operating Cost			$756,255.78
Less Previous Escalation Paid			$622,650.69
Annual Increase In Operating Cost Due Lessor			$133,605.09
2000 Increase for Parking			$51,098.88
Total Increase Due Lessor including Parking			$184,703.97

Effective 07/20/00, the annual rent is increased by $184,703.97.
The new annual rent is $21,229,088.42 payable at the rate of $1,769,090.70 per month.
The rent shall be made payable to:

Southwest Market Limited Partnership c/o Boston Properties 500 E Street, SW Washington, DC 20024

All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR: Southwest Market Limited Partnership

BY
	(Signature)	(Title)

IN THE PRESENCE OF

	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	ILLEGIBLE	Contracting Officer, GSA, NCR, PBS, DC South Service Delivery Team
	(Signature)	(Official Title)

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT NO. 23	DATE AUG 23, 2000

TO LEASE NO. GS-11B-00111

ADDRESS OF PREMISES 300 E Street, SW Washington, DC 20024

THIS AGREEMENT, made and entered into this date by and between Southwest Market Limited Partnership

whose address is:	c/o Boston Properties 500 E Street, SW Washington, DC 20024

Hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the considerations hereinafter covenant and agree that the said Lease is hereby amended as follows:

Issued to reflect the annual real estate tax escalation provided for in the basic lease agreement.

COMPARISON YEAR	1999	$3,038,509.25
BASE YEAR	1993	$2,534,368.75
DECREASE		$504,140.50
PERCENTAGE OF GOVERNMENT OCCUPANCY		98.50%
AMOUNT DUE TO LESSOR		$496,578.39

The Lessor is entitled to a one-time lump sum payment in the amount of: $496,578.39 payable with the next rent check.

Rent checks shall be made payable to:

Southwest Market Limited Partnership c/o Boston Properties 500 E Street, SW Washington, DC 20024

All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR: Southwest Market Limited Partnership

BY	ILLEGIBLE	Senior Vice President
	(Signature)	(Title)

IN THE PRESENCE OF

	ILLEGIBLE	401 9th St., NW Washington, DC 20004
	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	ILLEGIBLE	Contracting Officer, GSA, NCR, PBS, DC South SDT
	(Signature)	(Official Title)

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL LEASE AGREEMENT	SUPPLEMENTAL AGREEMENT NO. 24	DATE APR 04, 2001

TO LEASE NO. GS-11B-0011

ADDRESS OF PREMISES Two Independence Square 300 E Street SW Washington, DC 20024

THIS AGREEMENT, made and entered into this date by and between: Southwest Market Limited Partnership

whose address is:	c/o Boston Properties 500 E Street SW Washington, DC 20024

and whose interest in the property hereinafter described is that of the Owner hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the considerations hereinafter mentioned covenant and agree that the said Lease is amended, effective            , as follows:

This Supplemental Lease Agreement (SLA) is issued to reflect the Lessor’s agreement to grant the Government the right to install and impose the obligation to maintain and repair a whip antenna and a dish antenna on the roof of the building known as Two Independence Square, 300 E Street, SW, Washington, DC. The location of each antenna is shown in their respective site survey report, which are attached hereto.

In consideration for the granting of the right to locate the antennas on the roof, GSA shall pay the Lessor one dollar ($1) per year in arrears. The antenna payment shall be due at the same time the monthly rent is due under the base Lease. The obligation to maintain and repair the antenna on the roof shall terminate at the expiration of the term of the base Lease.

The Government may access the rooftop area for maintenance or inspection of the antenna after notice to and when accompanied by a representative of the Lessor. The Government shall be responsible, in accordance with the Federal Tort Claims Act, for any and all damages, costs, liability, losses or expenses suffered by it or by the Lessor as a result of the granting of this right, the installation, maintenance or inspection of the antenna or any access by Government personnel, agents or contractors to the roof of the building.

All other terms and conditions of the lease shall remain in force and in effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR: Southwest Market Limited Partnership

BY	E. Mitchell Norville	Senior Vice President
	(Signature)	(Title)

IN THE PRESENCE OF

	ILLEGIBLE	401 9th Street, NW, Suite 700 Washington, DC 20004
	(Signature)	(Address)

UNITED STATES OF AMERICA

BY	ILLEGIBLE	Contracting Officer, GSA, NCR, WPJ
	(Signature)	(Official Title)

[National Technological University LETTERHEAD]

INSTALLATION SITE SURVEY

Site to be Surveyed: NASA Headquarters (Site #1739) 300 E Street SW Washington DC 20546 Site Contact: Mary Alice Deidrich 301-286-5393	Survey to be Completed by: Buddy Davis Davis Antenna 2894 Old Washington Road Waldorf, MD 20601

Date Survey Completed:     3/22/00

Receiver Information

Number of receivers requested by site:                 4

Type:	☒ NDS CSR820 Commercial Satellite Receiver
☐ Other

Satellite Antenna Installation Information

Antenna Type:	☒ 1.2m	☐ 1.8m	☐ 2.4m

Antenna Location:	☒ Roof	☐ Ground	☐ Wall	☐ Pole

Type of Mount:	☒ NPRM	☐ Wall	☐ Pole	☐ Other

Any known terrestrial/microwave interference in the area?     ☐  Yes      ☒   No

If so, what type?

Customer Building Information

How many floors are in the building?      10         Client is located on what floor?        All

Building Composition: ☒   Block    ☒   Steel     ☐ Wood    ☒   Other    Glass, Metal

When is building accessible?       8 – 4, M – F           Are keys needed for roof access?      Yes

If building manager/owner approval needed for install, list name, address, phone number:
Boston Properties, will be coordinated by NASA facilities personnel

Are permits required by the city for this type of antenna?    ☒   Yes        ☐   No

If permits are required, name, address and phone number of City Building Department:     possibly
DC Government, Fine Arts Commission